Registration  Nos.  333-17963
 -----------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 4

                                       TO

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

A.  Cova  Variable  Life  Account  One
    (Exact  Name  of  Trust)

B.  Cova  Financial  Services  Life  Insurance  Company
    (Name  of  Depositor)

C.  One  Tower  Lane,  Suite  3000
    Oakbrook  Terrace,  Illinois  60181-4644
    (Complete  address  of  depositor's  principal  executive  offices)

D.  Name  and  complete  address  of  agent  for  service:
    Lorry  J.  Stensrud,  President
    Cova  Financial  Services  Life  Insurance  Company
    One  Tower  Lane,  Suite  3000
    Oakbrook  Terrace,  Illinois  60181-4644
    (800)  523-1661

    Copies  to:

    Judith A. Hasenauer                and  Bernard J. Spaulding
    Blazzard, Grodd & Hasenauer, P.C.       Senior Vice President, General
    P.O. Box 5108                           Counsel and Secretary
    Westport, CT 06881                      Cova Financial Services
    (203) 226-7866                          Life Insurance Company
                                            One Tower Lane, Suite 3000
                                            Oakbrook Terrace, IL 60181-4644

    It is proposed that this filing will become effective (check appropriate box):

      _____     immediately upon filing pursuant to paragraph (b), or
         __X__  on May 1, 2000 pursuant to paragraph (b), or
         _____  60 days after filing pursuant to paragraph (a)(1), or
         _____  on (date) pursuant to paragraph (a)(1) of Rule 485.

    If appropriate, check the following:

         _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E. Modified Single Premium Variable Life Insurance Policies (Title and amount of securities being registered)

F. Proposed maximum aggregate offering price to the public of the securities being registered:

    Continuous  offering

G.  Amount  of  Filing  Fee:  Not  Applicable

H.  Approximate date of proposed public offering:

         _____ Check box if it is proposed that this filing will become effective on (date) and (time) pursuant to Rule 487.



                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 Item   Caption in Prospectus
------------  ------------------------------
1             The Variable Insurance Policy

2             Other Information; The Company

3             Not Applicable

4             Other Information

5             The Separate Account

6(a)          Not Applicable
 (b)          Not Applicable

7             Not Applicable

8             Not Applicable

9             Legal Proceedings

10            Purchases

11            Investment Options; Appendix B

12            Investment Options; Appendix B

13            Expenses

14            Purchases

15            Purchases

16            Investment Options; Appendix B

17            Access to Your Money

18            Access to Your Money

19            Reports to Owners

20            Not Applicable

21            Access to Your Money

22            Not Applicable

23            Not Applicable

24            Ownership

25            The Company

26            Expenses

27            The Company

28            The Company

29            The Company

30            The Company

31            Not Applicable

32            Not Applicable

33            Not Applicable

34            Not Applicable

35            The Company; Other Information

36            Not Applicable

37            Not Applicable

38            Other Information

39            Other Information

40            Not Applicable

41            Not Applicable

42            Not Applicable

43            Not Applicable

44            Purchases

45            Other Information

46            Access to Your Money

47            Not Applicable

48            Not Applicable

49            Not Applicable

50            Not Applicable

51            The Company; Purchases

52            Investment Options; Appendix B

53            The Separate Account

54            Not Applicable

55            Not Applicable

56            Not Applicable

57            Not Applicable

58            Not Applicable

59            Financial Statements



                      THE MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                                                       issued by

                                                  COVA VARIABLE LIFE ACCOUNT ONE

                                                                             AND

                                  COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY




This prospectus describes the Modified Single Premium Variable Life Insurance Policy (Policy) offered by Cova Financial Services Life Insurance Company
(Cova).

The Policy has been designed to be used for estate and retirement planning and other insurance needs of individuals.

The Policy offers you nineteen (19) investment portfolios listed below. The investment portfolios are part of AIM Variable Insurance Funds, Cova Series Trust, Franklin Templeton Variable Insurance Products Trust and General American Capital Company. When you buy a Policy, you bear the complete investment risk.

Your Account Value and, under certain circumstances, the death benefit under the Policy may increase or decrease or the duration of the death benefit may vary depending on the investment experience of the investment portfolio(s) you select.


AIM Variable Insurance Funds:

     Managed by A I M Advisors, Inc.
         AIM V.I. Capital Appreciation
         AIM V.I. Value
         AIM V.I. International Equity

Cova Series Trust:

     Managed by J.P. Morgan Investment Management Inc.
         Select Equity
         Small Cap Stock
         Large Cap Stock
         International Equity
         Quality Bond

     Managed by Lord, Abbett & Co.
         Bond Debenture
         Mid-Cap Value
         Large Cap Research
         Developing Growth
         Lord Abbett Growth and Income

Franklin Templeton Variable Insurance Products Trust*, Class 1 Shares:
     Managed by Franklin Advisers, Inc.
        Franklin Small Cap Fund (the surviving fund of the merger
           with Franklin Small Cap Investments Fund)
        Franklin Large Cap Growth Securities Fund (the surviving fund of the merger with Franklin Large Cap Growth Investments Fund) Templeton Global Income Securities Fund (the surviving fund of the merger with Templeton Bond Fund)

     Managed by Templeton Investment Counsel, Inc.
        Templeton International Securities Fund (formerly, Templeton
            International Fund)

     Managed by Templeton Global Advisors Limited
        Templeton Growth Securities Fund (the surviving fund of the merger with Templeton Stock Fund)

*Effective May 1, 2000, the portfolios of Templeton Variable Products Series Fund were merged into similar portfolios of Franklin Templeton Variable Insurance Products Trust.


General American Capital Company:

     Managed by Conning Asset Management Company
         Money Market


Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Cova Modified Single Premium Variable Life Insurance Policy. The SEC maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding companies that file electronically with the SEC.

The Policies:

*    are not bank deposits
*    are not federally insured
*    are not endorsed by any bank or government agency
*    are not guaranteed and may be subject to loss of principal

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

May 1, 2000.

TABLE OF CONTENTS                                         Page

  SPECIAL TERMS

  SUMMARY

  PART I

  1. THE VARIABLE LIFE INSURANCE POLICY

  2. PURCHASES
     Premiums
     Application for a Policy
     Allocation of Premiums
     Grace Period
     Accumulation Unit Values

  3. INVESTMENT OPTIONS
     AIM Variable Insurance Funds
     Cova Series Trust
     Franklin Templeton Variable Insurance Products
        Trust
     General American Capital Company
     Transfers
     Dollar Cost Averaging Program
     Automatic Rebalancing Program
     Approved Asset Allocation Programs
     Substitution

  4. EXPENSES
     Insurance Charges
        Mortality and Expense Risk Charge
        Administrative Charge
        Tax Expense Charge
        Cost of Insurance Charge
     Annual Policy Maintenance Fee
     Annual Withdrawal Amount
     Surrender Charge
     Nursing Home Waiver
     Deferred Premium Tax Charge
     Transfer Fee
     Taxes
     Investment Portfolio Expenses

  5. DEATH BENEFIT
     Accelerated Death Benefit
     Joint Lives

  6. TAXES
     Life Insurance in General
     Taking Money Out of Your Policy
     Diversification

  7. ACCESS TO YOUR MONEY
     Loans
        Loan Amount
        Loan Account
        Loan Interest
        Interest Credited
        Preferred Loan
        Effect of Loan
        Loan Repayments
     Total Surrender
     Partial Surrenders
     Termination of the Policy
     Reinstatement

8. OTHER INFORMATION
     Cova
     The Separate Account
     Distributor
     Suspension of Payments or Transfers
     Ownership
        Owner
        Joint Owner
        Beneficiary
        Assignment

PART II
     Cova
     Executive Officers and Directors of Cova
     Voting
        Disregard of Voting Instructions
     The Separate Account
     Legal Opinions
     Reduction or Elimination of Surrender Charge
     Misstatement of Age or Sex
     Cova's Right to Contest
     Settlement Options
     Tax Status
        Introduction
        Diversification
        Tax Treatment of the Policy
        Policy Proceeds
        Joint Lives
        Tax Treatment of Loans and Surrenders
        Multiple Policies
        Tax Treatment of Assignments
        Qualified Plans
     Income Tax Withholding
     Reports to Owners
     Legal Proceedings
     Experts
     Financial Statements

APPENDIX A
Illustration of Policy Values

APPENDIX B
Participating Investment Portfolios

SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Policy, however, certain technical words or terms are unavoidable and need an explanation. We have identified some of those words or terms. For several of these terms we have provided a definition. For the remainder, we believe that you will find an adequate discussion in the text. For those terms, we have identified them in the text in italic and the page number that is indicated below is where we believe you will find the best explanation for the word or term.

Account Value - The total value of your Policy. It is equal to the sum of the Policy values allocated to the investment portfolios and the Policy values allocated to the loan account.

Accumulation Unit - An accounting unit used to calculate Policy values when they are allocated to the investment portfolios.

Cash Value - Your Policy's Account Value less any surrender charge and less any deferred premium tax charge and less any policy maintenance fee.

Cash Surrender Value - Your Policy's Cash Value less any outstanding loans and accrued loan interest.

Coverage Amount - It is the difference between the death benefit and the Account Value.

Face Amount - The amount of coverage that you have chosen (unless later reduced by a partial surrender) and which will be used to determine the death benefit.

Maximum Premium Limit - This is the maximum amount of premium that Cova will accept under a Policy. We can also refer to this as MPL. Cova's MPL has been designed not to exceed the maximum premium allowed under the Internal Revenue Code for a specified Face Amount of insurance for a given age.

Policy Date, Policy Anniversary, Policy Year - The Policy Date is the day your premium was initially invested in the Money Market Fund which may be before we actually issue the Policy. It is the date from which Policy Anniversaries and Policy Years are determined.

                                                          Page

Annual Withdrawal Amount                                    11
Beneficiary                                                 18
Business Day                                                 8
Death Benefit                                               15
Insured                                                      4
Investment Portfolio                                         8
Issue Date                                                  10
Joint Owner                                                 18
Loan Account                                                16
Monthly Deduction                                           10
Owner                                                       18
Net Death Benefit or Death Proceeds                         15
Premium                                                      7
Processing Date                                             10
Right to Examine Period                                      8
Surrender Charge                                            11

SUMMARY

The prospectus is divided into three sections:

*    Summary,
*    Part I, and
*    Part II

The sections in this Summary correspond to sections in Part I of this prospectus which discuss the topics in more detail. Even more detailed information is contained in Part II.



1.   THE VARIABLE LIFE INSURANCE POLICY

The variable life insurance policy offered by Cova is a contract between you, the owner, and Cova, an insurance company.

The Policy provides for the payment of death proceeds to your selected beneficiary upon the death of the insured. The death proceeds are free from federal income taxes. The Policy can be used:

*    as part of your estate planning, or
*    to save for retirement.

The insured is the person whose life is insured under the Policy. The insured can be the same as the owner but does not have to be.

You can choose among nineteen (19)  investment  portfolios  which are listed in
Item 3. The investment portfolios are the investment options available under the Policy. You can allocate your unloaned Account Value to any or all of the investment portfolios. You can transfer between investment portfolios up to 12 times a year without charge and without being taxed. If you make more than 12 transfers in a year, we will charge you a transfer fee.

While the Policy is in force, the Account Value and, under certain circumstances, the death benefit, will vary, up or down, or the duration of the death benefit may vary with the investment performance of the investment portfolios you choose.

You are not taxed on the earnings until you surrender or borrow from your Policy.



2.   PURCHASES

You can purchase the Policy with a single premium. Under certain conditions, you can make additional premiums. Your registered representative can help you fill out the proper forms.

The minimum initial premium we will accept is generally $10,000. There is no minimum required for additional premiums. However, the total of all premiums paid will be limited to that which is required to qualify the Policy as life insurance under the Internal Revenue Code. We call this the Maximum Premium Limit.

We may also require additional information. In some circumstances, the insured may be required to provide us with medical records or a complete paramedical examination.



3.   INVESTMENT OPTIONS

You can put your money in any or all of these investment portfolios which are briefly described in Appendix B and more fully described in the prospectuses for the funds:

Managed by A I M Advisors, Inc.

  AIM V.I. Capital Appreciation
  AIM V.I. Value
  AIM V.I. International Equity

Managed by J.P. Morgan Investment
Management Inc.

  Select Equity
  Small Cap Stock
  Large Cap Stock
  International Equity
  Quality Bond

Managed by Lord, Abbett & Co.

  Bond Debenture
  Mid-Cap Value
  Large Cap Research
  Developing Growth
  Lord Abbett Growth and Income

Managed by Conning Asset Management Company

  Money Market

Managed by Franklin Advisers, Inc.

  Franklin Large Cap Growth Securities (the surviving fund of the merger with Franklin Large Cap Growth Investments)
  Franklin Small Cap (the surviving fund of the merger with
      Franklin Small Cap Investments)
  Templeton Global Income Securities (the surviving fund of the merger with Templeton Bond)

Managed by Templeton Investment Counsel, Inc.

  Templeton International Securities (formerly, Templeton International)

Managed by Templeton Global Advisors Limited

  Templeton Growth Securities (the surviving fund of the merger with Templeton Stock)

Depending  upon  market   conditions  and  the  performance  of  the  investment
portfolio(s) you select, you can make or lose money in any of these investment portfolios.



4.   EXPENSES

The Policy has both insurance features and investment features, and there are costs related to each that reduce the return on your investment. Your Policy could lapse if your Cash Surrender Value is insufficient to cover any charges due.

* Each year Cova deducts a $30 policy maintenance fee from your Policy. Cova will not deduct this charge if the Account Value of your Policy is at least $50,000 at the time the deduction is to be made. If you make a complete surrender of your Policy, we will deduct the policy maintenance fee, regardless of your Account Value at that time.

* Cova also deducts insurance charges on a monthly basis. For the first ten years, the total charges are equal, on an annual basis, to 1.70% of the value of your Policy, with 1/12 of that amount charged monthly. After the tenth year, the total for insurance charges is .90% annually, with 1/12 of that amount charged monthly. These totals exclude the charge assessed to cover the cost of insurance.

* Each month Cova will also deduct an additional insurance charge to cover the cost of insurance. This charge will depend upon the:

     *    sex of the insured,

     *    age of the insured,

     *    rating classification of the insured, and

     *    whether your initial premium was 100% of the Maximum Premium Limit.

* There are also daily investment charges which apply to the average daily value of the investment portfolio and vary depending upon the investment portfolio. These annual charges range from .205% to ____%.

* If you make more than 12 transfers in a year, Cova deducts a transfer fee of $25 or 2% of the amount transferred, whichever is less.

* If you take out more than the annual withdrawal amount, Cova may assess a surrender charge which ranges from 7.5% of the premium surrendered in the first year to 0% in the tenth year. Each year you may withdraw up to the sum of the excess of your Account Value over premiums paid which have not been previously surrendered; plus 10% of premiums without incurring this surrender charge. We call this amount the annual withdrawal amount. If you withdraw premiums before the tenth year, Cova will assess a deferred premium tax charge which declines from 2.25% of premium surrendered in the first year to 0% in the tenth year. After the tenth year there is no surrender charge or deferred premium tax when you withdraw your money.



5.   DEATH BENEFIT/DEATH PROCEEDS

The Policy provides for a Face Amount of insurance. The actual amount payable to your beneficiary is the death benefit less any loans plus accrued loan interest under the Policy. This amount is called the death proceeds. It may also be called the net death benefit.

The death benefit will be the greater of:

(1)  your Face Amount, or
(2)  your Account Value multiplied by a specified percentage.

These percentages vary by the age of the insured and are shown in your Policy. Therefore, increases in your Account Value may increase the death benefit. A decrease in Account Value may decrease the death benefit, but the death benefit will never be less than the Face Amount (so long as the Policy remains in force). Also, a partial surrender will reduce the Face Amount in the same proportion as the Account Value was reduced.

All or part of the death proceeds may be paid in a lump sum or applied under one of the Settlement Options contained in the Policy.

The Policy is offered on a single life or on a "joint life" basis. Under "joint life" coverage, death proceeds are paid after the second insured's death.

At the time of application for a Policy, you designate a beneficiary who is the person or persons who will receive the death proceeds. You can change your beneficiary unless you have designated an irrevocable beneficiary. The beneficiary does not have to be a natural person.



6.   TAXES

Your earnings are not taxed until you take them out. In most cases, your Policy will be a modified endowment contract unless it was exchanged for a contract issued before June 21, 1988. Money taken out of a modified endowment contract is considered to come from earnings first and is taxed as income. Also, if you are younger than 59-1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings withdrawn.

Death proceeds are paid to your beneficiary income tax free.



7.   ACCESS TO YOUR MONEY

Under the Policy you have access to a portion of your Account Value equal to earnings without charge. You may also withdraw up to 10% of premium each year, without incurring the surrender charge. Premiums withdrawn in excess of this 10% will incur a surrender charge during the first 10 years. However, a deferred premium tax charge will be assessed on all premiums surrendered during the first ten years.

The minimum partial surrender that you can make is $500. You can also borrow some of your Cash Value. The minimum loan amount is $500.



8.   OTHER INFORMATION

Right to Examine

If you cancel your Policy within ten days after you receive it (or whatever period is required in your state), we will return to you the greater of

(1)  the premium(s) you paid, or

(2) your Account Value on the day we, or the agent through whom it was purchased, received the returned Policy.

Until the end of the time you are allowed to examine your Policy (10 days or the required period in your state) plus five days, your premium will remain in the Money Market Fund. After that, we will invest your Account Value as you requested.


Who Should Purchase the Policy?
The Policy is designed for an individual who wants to:

*    create or conserve his/her estate;
*    supplement retirement income; and
*    retain access to cash through loans and surrenders.

If you currently own a variable life insurance policy on the life of the insured, you should consider whether the purchase of the Policy is appropriate. Also, you should carefully consider whether the Policy should be used to replace an existing Policy on the life of an insured.

Cova will not issue a Policy on insureds older than 90.

Additional Features

* You can arrange to have a regular amount of money automatically invested in selected investment portfolios each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. The amount you selected will be placed in the Money Market Fund and will be transferred to the selected investment portfolios monthly. We call this feature Dollar Cost Averaging. There is no additional charge for this feature.

* You can arrange to automatically readjust your unloaned Account Value between investment portfolios periodically to keep the allocation you select. We call this feature Automatic Rebalancing. There is no additional charge for this feature.

* In the event the insured is terminally ill, you can request to receive up to 50% of the death benefit up to a maximum of $500,000. If you have selected the Joint Life option, the provision will only be available on the second life after the death of the first. We call this feature the Accelerated Death Benefit. There is no additional charge for this feature.

* If you or the joint owner are confined in a qualifying facility for 90 consecutive days or more and if the confinement begins after the first Policy Year, you can make a full or partial surrender and we will waive the surrender charge. We call this feature the Nursing Home Waiver. There is no additional charge for this feature.

* You can elect to have the death benefit payable upon the death of a second person. This benefit is written on spouses only. We call this option the Joint Life Option.

These features may not be available in your state. They may not be suitable for your particular situation.



9.   INQUIRIES

If you need more information, please contact us at:

  Cova Life Sales Company
  One Tower Lane, Suite 3000
  Oakbrook Terrace, IL 60181
  800-523-1661

If you need Policy owner service (such as changes in Policy information, inquiry into Policy values, or to make a loan), please contact us at:

  Cova Financial Services Life Insurance Company
  P.O. Box 10366
  Des Moines, IA 50306
  515-243-5834
  800-343-8496



PART I

1.   THE VARIABLE LIFE INSURANCE POLICY

This variable life insurance policy is a contract between you, the owner, and Cova, an insurance company. This kind of policy is most commonly used for retirement and/or estate planning.

During the insured's lifetime, you can select among the investment portfolios offered in the Policy. (There are currently nineteen (19) investment portfolios offered. They are listed in Item 3.) You can transfer between them up to 12 times a year without charge. The Account Value and, under some circumstances, the death benefit will go up or down or the duration of the death benefit may vary depending upon the investment experience of the investment portfolio(s) you select. This gives you the opportunity to capture the upside potential of the market. It also means you could lose money.

While your money remains in the Policy, you pay no current income taxes on earnings or gains. This is called tax-deferred accumulation. It helps your money grow faster. Subject to some limitations, you may take money out at any time through loans or partial surrenders. Any money you take out, however, is taxed as earnings until all earnings have been removed from the Policy. If you are younger than age 59 1/2 when you take money out, you may also incur an additional 10% federal tax penalty. If you purchased a Policy in exchange for a policy issued prior to June 21, 1988, different tax rules may apply. (See
Section 6. Taxes. Part II also contains more detailed information regarding taxes.)

Because this is a life insurance policy, it provides a death benefit, which is an amount greater than your Account Value. When the insured dies, the death benefit (minus any loans and any accrued loan interest) is paid to your beneficiary free from federal income tax. The tax-free death benefit combined with the ability to use your money while you're alive, makes this an excellent way to accumulate money you do not think you will use in your lifetime and a tax-efficient way to provide for those you leave behind.



2.   PURCHASES

Premiums

Premiums are the monies you give us to purchase the Policy. The minimum initial premium we will accept is generally $10,000. When you apply for the Policy, you request a specific amount of insurance. We call this amount the Face Amount of the Policy. Your initial premium must be 80%, 90% or 100% of the Maximum Premium Limit (MPL). The Internal Revenue Code (Code) has established certain criteria which must be met in order for a life insurance policy to qualify as life insurance under the Code. The MPL satisfies one of the criteria. Cova's MPL has been designed not to exceed the Maximum Premium Limit allowed under the Code for a specified Face Amount of insurance for a given age.

You can invest additional premiums up to the MPL. However, if the additional premium increases the amount of insurance, we will require evidence of the insurability of the insured. If all of your premiums total $1,000,000 or more, you will need Cova's prior approval before you add premiums. If the additional premium would cause the Policy to fail to meet the criteria established by the Code to qualify as life insurance, Cova will send the premium back within 60 days of the anniversary of the Policy Date (Policy Anniversary). The amount and frequency of additional premiums will affect the Account Value of your Policy and may affect the amount or duration of your insurance.


Application for a Policy

To purchase a Policy, you may be required to submit an application to Cova which requests some information regarding the proposed insured. In some cases, we will ask for additional information. We may request that the insured provide us with medical records or possibly require other medical tests.

Cova will not issue a Policy if the insured is over age 90.

Cova will review all the information it has about the insured and determine whether or not the insured meets Cova's standards for issuing the Policy. This process is called underwriting. If the insured meets all of Cova's underwriting requirements, we will issue a Policy. There are several underwriting classes under which the Policy may be issued.

During the underwriting period, which could be up to 60 days or longer from the time the application is signed, we offer fixed insurance called conditional insurance. The initial premium must be submitted with the application before the conditional insurance is provided.

* The conditional insurance is effective up to 60 days from when the application is signed.

* For applicants 65 or younger, conditional insurance will be for the lesser of $500,000 plus the initial premium paid or the amount of insurance applied for.

* If the applicant is 66 or older, the conditional insurance will be the lesser of $200,000 plus the initial premium paid or the amount of insurance applied for.

* The conditional insurance is subject to a number of restrictions and is only applicable if the proposed insured was an acceptable risk for the insurance applied for.


Allocation of Premiums

When you purchase a Policy, we will initially invest your money in the Money Market Fund. After 15 days from the issue date (or the period required in your state plus five days), we will allocate your Account Value to the investment portfolios as you requested in the application. All allocation directions must be in whole percentages. If you make additional premiums, we will allocate them in the same way as your first premium unless you tell us otherwise.

If you change your mind about owning a Policy, you can cancel it within 10 days after receiving it (or the period required in your state (right to examine period)). When you cancel the Policy within this time period, Cova will not assess a surrender charge or a deferred premium tax charge. Cova will give you back the greater of your premium payment or your Account Value.

If your application for the Policy is in good order, Cova will invest your first premium in the Money Market Fund two days after it is received, even if our underwriting is not yet complete and the Policy is not yet issued. The day we invest your premium in the Money Market Fund is called the Policy Date. The money will stay in the Money Market Fund for 15 days after the issue date. (In some states, the period may be longer.) At the end of that period, we will re-allocate those funds as you selected in the application.

If, as a result of underwriting review, Cova does not issue you a Policy, we will return your premium to you (plus interest required by your state).

If we do issue a Policy, on the issue date, we will deduct the monthly deductions for the period from the Policy Date through the next processing date.


Grace Period

Your Policy will stay in effect as long as your Cash Surrender Value is sufficient to cover the monthly deductions and the policy maintenance fee. If the Cash Surrender Value of your Policy is not enough to cover these deductions to be made from the Policy, Cova will mail you a notice. You will have 61 days from the time the notice is mailed to you to send Cova the required premium payment. This is called the grace period. If the premium is not paid by the end of the grace period, the Policy will terminate without value.


Accumulation Unit Values

The value of your Policy that is invested in the investment portfolios will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of the value of your Policy, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.)

Every business day we determine the value of an Accumulation Unit for each of the investment portfolios. The value of an Accumulation Unit for any given business day is determined by multiplying a factor we call the net investment factor times the value of an Accumulation Unit for the previous business day. We do this for each investment portfolio. The net investment factor is a number that reflects the change (up or down) in an underlying investment portfolio share.

Our business days are each day that the New York Stock Exchange is open for business. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time.

The value of an Accumulation Unit may go up or down from day to day.

When you make a premium payment, we credit your Policy with Accumulation Units. Cova determines the number of Accumulation Units to credit to your policy by dividing the amount of premiums allocated to an investment portfolio by the value of the Accumulation Unit for that investment portfolio.

We calculate the value of an Accumulation Unit for each investment portfolio after the New York Stock Exchange closes each day and then apply it to your Policy.

When Cova assesses the monthly deductions and the annual policy maintenance fee, we do so by deducting Accumulation Units from your Policy. When you have selected more than one investment portfolio, we make the deductions pro rata from all of the investment portfolios.



3.   INVESTMENT OPTIONS

The Policy offers nineteen (19) investment portfolios which are listed below. Additional investment portfolios may be available in the future.

You should read the prospectuses for these funds. Copies of these prospectuses will be sent to you with your Policy. Certain portfolios contained in the fund prospectuses may not be available with your Policy. (See Appendix B which contains a summary of investment objectives and strategies for each investment portfolio.)



The investment objectives and policies of certain of the investment portfolios are similar to the investment objectives and policies of other mutual funds that certain of the investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisers.

A fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.

Shares of the investment portfolios may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with Cova. Certain investment portfolios may also be sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

Cova may enter into certain  arrangements  under which it is  reimbursed  by the
investment   portfolios'  advisers,   distributors  and/or  affiliates  for  the
administrative services which it provides to the portfolios.



AIM Variable Insurance Funds

AIM Variable Insurance Funds is a mutual fund with multiple portfolios.
A I M Advisors, Inc. is the investment adviser to each portfolio. The following portfolios are available under the Policy:

  AIM V.I. Capital Appreciation Fund
  AIM V.I. Value Fund
  AIM V.I. International Equity Fund


Cova Series Trust

Cova Series Trust is managed by Cova Investment Advisory Corporation, which is an indirect subsidiary of Cova. Cova Series Trust is a mutual fund with multiple portfolios. Each investment portfolio has a different investment objective. Cova Investment Advisory Corporation has engaged subadvisers to provide investment advice for the individual investment portfolios. The following investment portfolios are available under the Policy:

J.P. Morgan Investment Management Inc. is the sub-adviser to the following portfolios:

  Select Equity Portfolio
  Small Cap Stock Portfolio
  Large Cap Stock Portfolio
  International Equity Portfolio
  Quality Bond Portfolio

Lord, Abbett & Co. is the sub-adviser to the following portfolios:

  Bond Debenture Portfolio
  Mid-Cap Value Portfolio
  Large Cap Research Portfolio
  Developing Growth Portfolio
  Lord Abbett Growth and Income Portfolio

Franklin Templeton Variable Insurance Products Trust

Franklin Templeton  Variable Insurance Products Trust  is  a  mutual  fund with  multiple portfolios. Effective May 1, 2000, the portfolios of
Templeton Variable Products Series Fund were merged into similar portfolios of Franklin Templeton Variable Insurance Products Trust.  Franklin
Templeton Variable Insurance Products Trust issues two classes
of shares    Class 1 and  Class  2.  Only  shares  of Class 1 are  available under your contract. Franklin Advisers, Inc. is the investment manager of the Franklin Large Cap Growth Securities Fund, the Franklin Small Cap Fund and the Templeton Global Income Securities Fund. Templeton Investment
Counsel, Inc. is the investment manager of the Templeton International Securities Fund. Templeton Global Advisors Limited is the investment manager for the Templeton Growth Securities Fund. The following portfolios are available under the contract:

   Franklin Large Cap Growth Securities Fund (the surviving fund of the merger with Franklin Large Cap Growth Investments Fund)
   Franklin Small Cap Fund (the surviving fund of the merger with
      Franklin Small Cap Investments Fund)
   Templeton Global Income Securities Fund (the surviving fund of the merger with Templeton Bond Fund)
   Templeton Growth Securities Fund (the surviving fund of the merger with Templeton Stock Fund)
   Templeton International Securities Fund (formerly, Templeton International
      Fund)


General American Capital Company

General American Capital Company is a mutual fund with multiple portfolios. Only the following portfolio is available under the Policy and is managed by Conning Asset Management Company:

  Money Market Fund




Transfers
You can transfer money among the nineteen (19) investment portfolios.

You can make 12 transfers every Policy Year without charge while the insured is alive. If you make more than 12 transfers in a year, there is a transfer fee deducted. (We measure years from your Policy Date.) The following apply to any transfer:

1. the minimum amount which you can transfer is $500 or your entire value in the investment portfolio.

2. your request for transfer must clearly state the amount to be transferred and which investment portfolios are involved in the transfer.

3. if a transfer fee applies, the charge will be deducted from the amount transferred.

We have reserved the right to modify your transfer rights if we decide that the exercise of this right by you, your authorized agent, or any owner is or would be disadvantageous to other owners. We have also reserved the right to restrict transfers to a maximum of 12 per year and to restrict transfers from being made on consecutive business days.

Telephone Transfers. You can make transfers by telephone. Prior to making a transfer by telephone, you will need to complete a written pre-authorization form. If you own the Policy with a joint owner, unless Cova is instructed otherwise, Cova will accept instructions from either you or the other owner. Cova will use reasonable procedures to confirm that instructions given to us by telephone are genuine. If Cova fails to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Cova records all telephone instructions.


Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount each month from the Money Market Fund to any of the other investment portfolio(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

You must have at least $6,000 in the Money Market Fund (or the amount required to complete your program, if more) in order to participate in the Dollar Cost Averaging Program. There is no additional charge for this feature.

If you participate in the Dollar Cost Averaging Program, the transfers made under the program are not taken into account in determining any transfer fee.


Automatic Rebalancing Program

Once your money has been allocated to the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically readjust your non-loaned Account Value between investment portfolios to keep the blend you selected. You can tell us whether to rebalance quarterly, semi-annually or annually. We will measure these periods from the Policy Date.

There is no additional charge for this feature. The transfer date will be the 1st business day after the end of the period you selected. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

You cannot participate in both the Dollar Cost Averaging and Automatic Rebalancing Programs at the same time.


Approved Asset Allocation Programs

Cova recognizes the value to certain owners of having available, on a continuous basis, advice for the allocation of your money among the investment portfolios available under the Policy. Certain providers of these types of services have agreed to provide such services to owners in accordance with Cova's administrative rules regarding such programs.

Cova has made no independent investigation of these programs. Cova has only established that these programs are compatible with our administrative systems and rules.

Even though Cova permits the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the investment portfolios, and should Cova become aware of such disruptive practices, we may modify the transfer privilege either on an individual or class basis.

If you participate in an Approved Asset Allocation Program, the transfers made under the program are not taken into account in determining any transfer fee.


Substitution

Cova may elect to substitute one of the investment portfolios you have selected with another portfolio. We would not do this without the prior approval of the Securities and Exchange Commission. We will give you notice of our intent to do this. Cova may also limit further investment in an investment portfolio if it deems the investment inappropriate.



4.   EXPENSES

There are charges and other expenses associated with the Policy that reduce the return on your investment in the Policy. These charges and expenses are:


Insurance Charges

Each month, Cova will make certain deductions from your Policy on the processing date. The processing date is the day each month that we deduct certain charges from your Policy. The first processing date is the issue date. The issue date is the date on which we issue you a Policy. After that, it is the same day each month as the Policy Date.

The insurance charges are:

(1)  mortality and expense risk charge;
(2)  administrative charge;
(3)  tax expense charge; and
(4)  cost of insurance charge.

Collectively, we refer to these charges as the monthly deduction. When you have selected more than one investment portfolio, we make the deduction pro rata from all of the investment portfolios you have selected.

Mortality and Expense Risk Charge. For the first ten years, this charge is equal, on an annual basis, to .90%, 1/12 of which is charged each month, of the Account Value of your Policy invested in the investment portfolios. For the eleventh year and after, the charge is .50%, 1/12 of which is charged each month. This charge cannot be increased.

Administrative Charge. This charge is equal, on an annual basis, to .40%, 1/12 of which is charged each month, of the Account Value of your Policy. This charge cannot be increased.

Tax Expense Charge. This deduction is the sum of the premium tax charge and the federal tax charge. It is deducted monthly for the first ten years. It is equal, on an annual basis, to .40% (.15% for federal tax charge and .25% for premium tax charge), 1/12 of which is charged each month, of the Account Value of your Policy.

This charge compensates Cova for its expenses incurred for federal taxes incurred as a result of issuing the Policy. It also compensates Cova for the state and local premium taxes it incurred as a result of issuing the Policy. Premium taxes range from 0% to 4%. You will be assessed the premium tax charge regardless of what the total actual premium tax is in your state or local jurisdiction.

If you surrender all or part of your Policy during the first 10 years, Cova will charge a deferred premium tax charge. See below.

Cost of Insurance Charge. This charge compensates Cova for insurance coverage provided during the month.

The guaranteed cost of insurance charge is determined by multiplying the Coverage Amount by the cost of insurance rate. The Coverage Amount is the difference between the death benefit and the Account Value. The cost of insurance rate is based upon the:

*    sex of the insured,
*    age of the insured,
*    rate classification of the insured, and
*    whether you paid 100%, or 90%, or 80% of the MPL.

The rate classification of the insured is determined through our underwriting process.

The Policy provides that for standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday (1980 CSO Table).

For substandard risks, the guaranteed cost of insurance rate will be higher and will be based upon a multiple of the 1980 CSO Table. The multiple will be based on the insured's substandard rating. Tables setting forth the guaranteed cost of insurance rates are included in each Policy.

Cova can use rates that are less than the guaranteed cost of insurance rates shown in the Policy. Cova refers to these as the current cost of insurance rates.

If 100% of the MPL is paid, Cova's current cost of insurance rate is a percentage of the Account Value. The basis and amount of this charge may change in the future, but can never be more than the guaranteed cost of insurance rates contained in the Policy. For a better understanding of how the cost of insurance rate and the other charges affect Policy values, you can request personalized illustrations from your registered representative.


Annual Policy Maintenance Fee

Every year on the Policy Anniversary, currently Cova deducts $30 as a policy maintenance fee. This charge cannot be increased once the Policy is issued. Cova will not deduct this charge, if when the deduction is to be made, your Account Value is $50,000 or more. Cova may some time in the future discontinue this practice for new policies issued and deduct the charge. If you make a complete surrender of your Policy on other than a Policy Anniversary, the policy maintenance fee will be deducted, regardless of your Account Value at that time. When you have selected more than one investment portfolio, we make the deduction pro rata from all of the investment portfolios you have selected.


Annual Withdrawal Amount

While the Policy is in force, prior to the death of the insured and after the expiration of the right to examine period, you can make a total or partial surrender of the Account Value of your Policy up to the Cash Surrender Value. A surrender may be subject to:

*    a surrender charge, and
*    a deferred premium tax charge.

When you request a surrender, we will determine what portion, if any, is part of your annual withdrawal amount. The annual withdrawal amount is equal to:

1. the excess of the Account Value over premiums paid which have not been previously surrendered. Neither the surrender charge nor deferred premium tax charge is assessed on this amount; and

2. 10% of your premium payments each year (you may not carry this amount over to the next year). This portion of the annual withdrawal amount is subject to the deferred premium tax charge.


Surrender Charge

During the first 10 years, the surrender charge is assessed against any premium surrendered, which is not part of the annual withdrawal amount. The surrender charge, which is a percent of premiums surrendered, is shown in the table below:

 Policy       Surrender          Policy        Surrender
 Year         Charge             Year          Charge
_________    ______________      _________     _______________

    1          7.5%                 6             4.0%
    2          7.5%                 7             3.0%
    3          7.5%                 8             2.0%
    4          6.0%                 9             1.0%
    5          5.0%               10+               0%


Nursing Home Waiver

If you or the joint owner, if any, are confined in a qualifying facility for 90 consecutive days or more and if the confinement begins during the first ten years, under the Nursing Home Waiver rider, you can make a full or partial surrender and we will waive the surrender charge. The Nursing Home Waiver goes into effect after the first Policy Anniversary. There is no additional charge for this feature.


Deferred Premium Tax Charge

When you purchase a Policy there are various premium taxes assessed by state and local governmental entities that we must pay on the Policy. You are charged a portion of that each month for the first ten years as part of the tax expense charge. (See the discussion of the Tax Expense Charge in Section 4 above.) The deferred premium tax charge enables Cova to collect that portion of the premium tax charge it has not collected when you surrender all or part of your Policy. The deferred premium tax charge is assessed only on premiums surrendered from the Policy during the first ten years.

The deferred premium tax charge, which is a percent of premiums surrendered, is shown in the table below:

              Deferred                         Deferred
Policy        Premium            Policy        Premium
 Year         Tax Charge         Year          Tax Charge
_________    ______________      _________     _______________

    1          2.25%                6           1.00%
    2          2.00%                7            .75%
    3          1.75%                8            .50%
    4          1.50%                9            .25%
    5          1.25%               10+             0%


Transfer Fee

You can make 12 free transfers every year. We measure a year from the Policy Date. If you make more than 12 transfers a year, we will deduct a transfer fee of $25 or 2% of the amount that is transferred, whichever is less. If we do assess a transfer fee, it will be deducted from the amount transferred.

If the transfer is part of the Dollar Cost Averaging Program, the Automatic Rebalancing Program or an Approved Asset Allocation Program, it will not count in determining the transfer fee.


Taxes

Cova may assess a charge against a Policy for any taxes attributable to the Separate Account. Cova does not expect to incur such taxes.


Investment Portfolio Expenses

There are deductions from and expenses paid out of the assets of the various investment portfolios, which are summarized below. See the fund prospectuses for a complete description.


Investment Portfolio Expenses
(as a percentage of the average daily net assets of an investment portfolio)





                                                                                  Other Expenses
                                                                                  (after expense
                                                                                 reimbursement for
                                                                Management     certain Portfolios -         Total Annual
                                                                   Fees         see Note 1 below)        Portfolio Expenses
------------------------------------------------------------------------------------------------------------------------------------

AIM Variable Insurance Funds
Managed by A I M Advisors, Inc.

       AIM V.I. Capital Appreciation                               .62%                .11%                     .73%
       AIM International Equity                                    .75%                .22%                     .97%
       AIM V.I. Value                                              .61%                .15%                     .76%
------------------------------------------------------------------------------------------------------------------------------------

Cova Series Trust (1)
Managed by J.P. Morgan Investment Management Inc.
       Select Equity                                               .67%                .10%                     .77%
       Small Cap Stock                                             .85%                .19%                    1.04%
       Large Cap Stock                                             .65%                .10%                     .75%
       International Equity                                        .79%                .31%                    1.10%
       Quality Bond                                                .54%                .10%                     .64%
------------------------------------------------------------------------------------------------------------------------------------

Managed by Lord, Abbett & Co.
       Bond Debenture                                              .75%                .10%                     .85%
       Mid-Cap Value                                               1.00%               .30%                    1.30%
       Large Cap Research                                          1.00%               .30%                    1.30%
       Developing Growth                                            .90%               .30%                    1.20%
       Lord Abbett Growth and Income (2)                            .65%               .05%                     .70%
------------------------------------------------------------------------------------------------------------------------------------


Investment Portfolio Expenses (continued)
(as a percentage of the average daily net assets of an investment portfolio)



                                                                                  Other Expenses
                                                                                  (after expense
                                                                                 reimbursement for
                                                                Management     certain Portfolios -         Total Annual
                                                                   Fees         see Note 1 below)        Portfolio Expenses
------------------------------------------------------------------------------------------------------------------------------------

Franklin Templeton Variable Insurance Products
    Trust, Class 1 Shares
Managed by Templeton Investment Counsel, Inc.
       Templeton International Securities (3)                      .69%                .19%                     .88%
------------------------------------------------------------------------------------------------------------------------------------
Managed by Templeton Global Advisors Limited
       Templeton Growth Securities (4)                             .83%                .05%                     .88%
------------------------------------------------------------------------------------------------------------------------------------
Managed by Franklin Advisers, Inc.
       Franklin Large Cap Growth Securities (5)                    .75%                .02%                     .77%
       Franklin Small Cap (6)                                      .55%                .27%                     .82%
       Templeton Global Income Securities (7)                      .60%                .05%                     .65%
------------------------------------------------------------------------------------------------------------------------------------


General American Capital Company
Managed by Conning Asset Management Company
       Money Market                                                .125%               .08%                     .205%
------------------------------------------------------------------------------------------------------------------------------------

(1) Cova reimburses the investment portfolios, except the Select Equity, Small Cap Stock and International Equity Portfolios, for all operating expenses (exclusive of the management fees) in excess of approximately .30% for the Mid-Cap Value, Large Cap Research and Developing Growth Portfolios and in excess of approximately .10% for the other investment portfolios. Prior to May 1, 1999, Cova had reimbursed expenses in excess of approximately .10% with respect to the Select Equity, Small Cap Stock, International Equity, Mid-Cap Value, Large Cap Research and Developing Growth Portfolios. Therefore, the amounts shown above under "Other Expenses" have been restated to reflect the estimated expenses for the Select Equity, Small Cap Stock and International Equity Portfolios for the year ending December 31, 2000. Absent these expense reimbursement arrangements, the total annual portfolio expenses for the year ended December 31, 1999 were: 1.09% for the Small Cap
Stock Portfolio; 1.15% for the International Equity Portfolio; .71% for the Quality Bond Portfolio; .76% for the Large Cap Stock Portfolio;
 .86% for the Bond Debenture Portfolio; 1.41% for the Mid-Cap Value Portfolio; 1.38% for the Large Cap Research Portfolio, and 1.34% for the Developing Growth Portfolio.

(2) The Portfolio commenced investment operations on January 8, 1999.

(3) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.65%, Other Expenses 0.20%, and Total Fund Operating Expenses 0.85%.

(4) On 2/8/00, a merger and reorganization was approved that combined the fund with a similar fund of Templeton Variable Products Series Fund, effective 5/1/00. The table shows total expenses based on the fund's assets as of 12/31/99, and not the assets of the combined fund. However, if the table reflected combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.80%, Other Expenses 0.05%, and Total Fund Operating Expenses 0.85%. The fund administration fee is paid indirectly through the management fee.

(5) On 2/8/00, a merger and reorganization was approved that combined the fund with a similar fund of Templeton Variable Products Series Fund, effective 5/1/00. The table shows total expenses based on the fund's assets as of 12/31/99, and not the assets of the combined fund. However, if the table reflected combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.75%, Other Expenses 0.02%, and Total Fund Operating Expenses 0.77%. Before December 15, 1999, the Fund was known as the Franklin Capital Growth Fund. The fund administration fee is paid indirectly through the management fee.

(6) On 2/8/00, a merger and reorganization was approved that combined the assets of the fund with a similar fund of Templeton Variable Products Series Fund, effective 5/1/00. On 2/8/00, fund shareholders approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.55%, Other Expenses 0.27%, and Total Fund Operating Expenses 0.82%.

(7) On 2/8/00, a merger and reorganization was approved that combined the fund with a similar fund of Templeton Variable Products Series Fund, effective 5/1/00. The table shows total expenses based on the fund's assets as of 12/31/99, and not the assets of the combined fund. However, if the table reflected combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.60%, Other Expenses 0.04%, and Total Fund Operating Expenses 0.64%. The fund administration fee is paid indirectly through the management fee.




5.   DEATH BENEFIT

The primary purpose of the Policy is to provide death benefit protection on the life of the insured. While the Policy is in force, if the insured dies, the beneficiary(ies) will receive the death proceeds. The death proceeds equal the death benefit under the Policy less any loans and accrued loan interest.

The death benefit is the greater of:

(1)  the Face Amount of the Policy; and

(2) the minimum death benefit. (The minimum death benefit is the Account Value multiplied by a percentage.)

Cova has included the minimum death benefit in order to assure that the Policy will continue to qualify as life insurance under the Internal Revenue Code.

You can choose to have the death proceeds paid:

*    in a lump sum, or
*    under a Settlement Option.

If you have not made a choice before the insured dies, the beneficiary will choose the method of payment. If a method of payment has not been chosen within 90 days after receiving proof of death, Cova may pay the death proceeds in a lump sum.

The death benefit payable during the grace period is the death benefit in effect immediately prior to the start of the grace period less any loans, accrued loan interest and any overdue deductions. See discussion of grace period above.


Accelerated Death Benefit

If the insured is terminally ill, under the Accelerated Death Benefit rider, Cova will pre-pay a portion of the death benefit. You may elect to have an Accelerated Death Benefit of up to 50% of the death benefit but no greater than $500,000.

You can only elect to receive an Accelerated Death Benefit once. The Accelerated Death Benefit must first be used to repay any outstanding loans and accrued loan interest. After repayment of the outstanding loans and accrued loan interest, any remaining amount will be paid as a lump sum or under a payment plan.

The subsequent amount available for loans or surrenders or as a death benefit will be reduced by the amount of the Accelerated Death Benefit, plus interest accrued at the Policy loan interest rate.

This benefit may not be available in your state or may have different provisions in your state.


Joint Lives

Cova offers a rider to the Policy that provides that the death benefit will be paid only upon the death of a second person. This option is only available to spouses.

The cost of insurance charge reflects the anticipated life expectancy of both insureds. It also reflects the fact that the death benefit is payable at the death of the last surviving insured.

If you wish to reinstate a lapsed Policy with a Joint Life rider attached, both insureds must be alive and provide satisfactory evidence of insurability.

The Policy provisions regarding misstatement of age or sex, suicide and incontestability apply to both insureds.

If a Joint Life rider is issued in conjunction with the Policy, the Accelerated Death Benefit will only be payable on the terminal illness of the last surviving insured.

This benefit may not be available in your state.



6.   TAXES

NOTE: Cova has prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any person. You should consult your own tax adviser about your own circumstances. Cova has included in Part II an additional discussion regarding taxes.


Life Insurance in General

Life insurance, such as the Policy, is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code (Code) for life insurance.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your life insurance policy until you take the money out. The beneficiaries are not taxed when they receive the death proceeds upon the death of the insured.

You, as the owner, will not be taxed on increases in the value of your Policy until a distribution occurs - either as a surrender or as a loan. When you receive a distribution, you are taxed on the amount of the withdrawal that is earnings.


Taking Money Out of Your Policy

For tax purposes, your Policy will be treated as a modified endowment contract, unless, under certain circumstances, it was exchanged for a policy issued before June 21, 1988. Consequently, if you make a withdrawal or a loan from your Policy, the Code treats it as first coming from earnings and then from your premiums. These earnings are included in taxable income.

The Code also provides that any amount received from an insurance policy which is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is:

(1)  paid on or after the taxpayer reaches age 59 1/2;

(2) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or

(3) in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer.

If you purchased a Policy in exchange for a policy issued prior to June 21, 1988, different tax rules may apply.

See "Tax Status" in Part II for more details.


Diversification

The Code provides that the underlying investments for a variable life policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. Cova believes that the investment portfolios are being managed so as to comply with the requirements.

Under current federal tax law, it is unclear as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Cova would be considered the owner of the shares of the investment portfolios. If you are considered the owner of the investments, it will result in the loss of the favorable tax treatment for the Policy. It is unknown to what extent owners are permitted to select investment portfolios, to make transfers among the investment portfolios or the number and type of investment portfolios owners may select from without being considered the owner of the investments. If guidance from the Internal Revenue Service is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Policy, could be treated as the owner of the investment portfolios.

Due to the uncertainty in this area, Cova reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.



7.   ACCESS TO YOUR MONEY

The Cash Surrender Value in your Policy is available:

(1)  by making a surrender (either a partial or a complete surrender), or

(2)  by taking a loan from your Policy.


Loans

You may borrow money from Cova while the Policy is still in force. The Policy will be the only security Cova will require for a Policy loan. You cannot borrow against your Policy:

*    until the end of the right to examine period, and
*    if the Policy is in a grace period.

Loans are considered distributions from the Policy for tax purposes. The portion of the loan that has come from earnings will be taxable to you and may be subject to a 10% penalty tax.

See "Tax Status" in Part II for more details.

Loan Amount. The maximum loan amount is equal to 90% of the Account Value

*    less loan interest due on the next Policy Anniversary,
*    less the surrender charge,
*    less the policy maintenance fee, if any, and
*    less the deferred premium tax charge, if any.

The minimum loan amount is $500. If total loans equal or exceed the Cash Value, the Policy will terminate at the end of the grace period if Cova does not receive an appropriate loan repayment.

Loan Account. When you make a loan, a portion of your Account Value equal to the loan will be transferred on a pro rata basis from the investment portfolios to the loan account. The loan account is a portion of Cova's general account that contains Account Values attributable to Policy loans.

Loan Interest. Loan interest due on the Policy loan will accrue daily at a current rate of 6.0% per annum. The loan interest is due each Policy Anniversary and if not paid will become part of the loan. When that happens, Cova will transfer a portion of the Account Value equal to the loan interest due, on a pro rata basis, from the investment portfolios to the loan account.

Interest Credited. Amounts held in the loan account will be credited daily with interest, at a current rate of 4.0% annually.

Preferred Loan. The part of your loan equal to earnings is the Preferred Loan. A preferred loan will be credited interest daily at a current rate of 6.0% annually.

Effect of Loan. When you make a loan against your Policy, Cova will redeem Accumulation Units from the investment portfolios equal to the loan request and transfer that amount to the loan account.

A Policy loan, whether or not repaid, will have a permanent effect on the Policy. This is because the loan account does not share in the investment results of the investment portfolio(s). If it is not repaid, the Policy loan and accrued loan interest will reduce the amount of Cash Value. It will also reduce the amount payable at death because outstanding loans and accrued loan interest are deducted from the death benefit.

Loan Repayments. You can repay all or part of a loan at any time while your Policy is in force and the insured is alive. There is no minimum loan repayment amount. If you want to repay a loan in full, the loan repayment must equal the loan plus all the accrued loan interest.

When you repay a loan, Cova will transfer the amount held in the loan account to the investment portfolios according to your most recent instructions.

Unless you tell Cova otherwise, any payment Cova receives from you will:

*    go first to pay any interest due,
*    then to repay any loan,
*    and then will be considered a premium payment.


Total Surrender

You can terminate your Policy by notifying Cova in writing. Cova will pay you the Cash Surrender Value. When that happens, the Policy will be terminated and there will be no other benefits. When you make a total surrender there may be surrender charges and deferred premium tax charges and the policy maintenance fee will be deducted.


Partial Surrenders

You can surrender some of the Cash Surrender Value by making a request in writing to Cova. The minimum amount you can surrender is $500, unless your Cash Surrender Value is less.

Cova requires that you maintain a minimum Account Value in your Policy of at least $5,000 after you make a partial surrender. If you do not, the Policy will terminate and Cova will send you the entire Cash Surrender Value.

When you make a partial surrender, there may be surrender charges and deferred premium tax charges.

When you make a partial surrender, the Face Amount of your Policy will be reduced. The Face Amount is reduced in the same proportion that the Account Value is reduced by the partial surrender. When you make a partial surrender, the amount of the surrender is deducted on a pro rata basis from Account Value allocated to the investment portfolios, unless you specify otherwise.


Termination of the Policy
Your Policy will terminate if:

(1)  you make a total surrender of the Policy,
(2)  the grace period has ended, or
(3)  the insured has died.


Reinstatement

If your Policy terminates while the insured is still alive you can have it reinstated provided the Policy did not terminate because you made a total surrender. You can only reinstate your Policy within 5 years after the end of the grace period. If there are joint insureds, both insureds must be alive.

When you reinstate your Policy you must provide Cova with satisfactory evidence of insurability and you must either repay any outstanding loan and accrued interest or you must reinstate the loan along with any accrued interest. You must also pay a sufficient premium to:

(1) cover all the monthly deductions and any policy maintenance fee that were unpaid during the grace period, and

(2) be sufficient to keep the Policy in force for at least 2 months after the date of reinstatement.

When you reinstate your Policy, the Face Amount of the reinstated Policy will be the Face Amount of your original Policy at the time the Policy terminated, unless you direct Cova otherwise. You cannot select a Face Amount that is larger than that. The Account Value adjusted for the past due charges of your Policy when you reinstate it will be the Account Value at the time of termination plus the additional premium paid at the time of reinstatement. The past due monthly deductions and policy maintenance fee, if any, will be deducted from this amount. The surrender charge, if any, and the deferred premium tax charge, if any, are based on the number of Policy Years from the original Policy Date.

The effective date of the reinstated Policy is the next processing date following Cova's approval of your application for reinstatement.



8.   OTHER INFORMATION

Cova

Cova Financial Services Life Insurance Company (Cova) was incorporated on August 17, 1981, as Assurance Life Company, a Missouri corporation, and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American Life) purchased Cova, which on that date changed its name to Cova Financial Services Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company (MetLife) acquired GenAmerica Corporation, the ultimate parent company of General American Life. The acquisition of GenAmerica Corporation does not affect policy benefits or any other terms or conditions under your policy. MetLife, headquartered in New York City since 1868, is a leading provider of insurance and financial products and services to individual and group customers.

Cova is licensed to do business in the District of Columbia and all states except for California, Maine, New Hampshire, New York and Vermont.



The Separate Account

Cova has established a separate account, Cova Variable Life Account One (Separate Account), to hold the assets that underlie the Policies.

The assets of the Separate Account are held in Cova's name on behalf of the Separate Account and legally belong to Cova. However, those assets that underlie the Policies, are not chargeable with liabilities arising out of any other business Cova may conduct. All the income, gains and losses (realized or unrealized) resulting from those assets are credited to or charged against the Policies and not against any other policies Cova may issue.

The Separate Account is divided into sub-accounts.


Distributor

Cova Life Sales Company (Life Sales), One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, acts as the distributor of the Policies. Life Sales is an affiliate of Cova.

Commissions will be paid to broker-dealers who sell the Policies. Broker-dealers will be paid commissions up to 5.5% of premiums and a trail commission up to
 .25% for years two through nine which increases up to .40% in year 10 or later. Sometimes, Cova enters into an agreement with the broker-dealer to pay the broker-dealer persistency bonuses, in addition to the standard commission.


Suspension of Payments or Transfers

Cova may be required to suspend or postpone any payments or transfers for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.   trading on the New York Stock Exchange is restricted;

3.   an  emergency  exists  as a  result  of which  disposal  of  shares  of the
     investment  portfolios  is  not  reasonably   practicable  or  Cova  cannot
     reasonably value the shares of the investment portfolios;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.


Ownership

Owner. You, as the owner of the Policy, have all of the rights under the Policy. If you die while the Policy is still in force and the insured is living, ownership passes to a successor owner or if none, then your estate becomes the owner.

Joint Owner. The Policy can be owned by joint owners. Authorization of both joint owners is required for all Policy changes except for telephone transfers.

Beneficiary. The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the Policy is issued, unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies. If there is an irrevocable beneficiary, all Policy changes except premium allocations and transfers require the consent of the beneficiary.

Assignment. You can assign the Policy.


PART II
More Information


Cova

Cova Financial Services Life Insurance Company (Cova) was originally incorporated on August 17, 1981 as Assurance Life Company, a Missouri corporation and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American Life) purchased Cova from Xerox Financial Services, Inc. On June 1, 1995, Cova changed its name to Cova Financial Services Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company (MetLife) acquired GenAmerica Corporation, the ultimate parent company of General American Life. The acquisition of GenAmerica Corporation does not affect policy benefits or any other terms or conditions under your policy. MetLife, headquartered in New York City since 1868, is a leading provider of insurance and financial products and services to individual and group customers.

Cova presently is licensed to do business in the District of Columbia and all states except California, Maine, New Hampshire, New York and Vermont.

Executive Officers and Directors of Cova

The directors and executive officers of Cova and their principal occupations for the past five years are as follows:

                               Principal Occupation During
Name                           the Past 5 Years
----                           ----------------
John W. Barber***              Director of Cova, First Cova Life Insurance Company (FCLIC) and Cova Financial
                               Life Insurance Company (CFLIC) - June, 1995 to present; Vice President and
                               Controller of General American - December, 1984 to present; President and Director of Equity Intermediary Company - October, 1988 to present.

William P. Boscow*             Vice President of Cova and CFLIC - 1996 to present; Senior Vice President of Cova
                               Life Management Company (CLMC), February, 1999 to present; First Vice President of
                               CLMC, 1996 - January, 1999.


Constance A. Doern****         Vice President of Cova and CFLIC - 1997 to present, prior thereto Assistant Vice
                               President from 1990 to 1996; Vice President of FCLIC - 1997 to present, prior thereto Assistant Vice President from 1993 to 1996; Vice President of J&H/KVI -
                               1989 to present.

Patricia E. Gubbe*             Vice President of Cova and CFLIC - 1989 to present; Vice President of FCLIC - 1992 to present; First Vice President of CLMC - 1996 to present, prior thereto Vice
                               President from 1989 to 1996; President and Chief Compliance Officer of CLSC from
                               February, 1999 to present; Vice President and Chief Compliance Officer of CLSC -
                               1989 to January, 1999.

Philip A. Haley*               Executive Vice President of Cova, CFLIC and FCLIC - May 1997 to present; Vice
                               President of Cova and CFLIC - 1990 to 1997; Vice President of FCLIC - 1992 to
                               present; Vice President of CLSC - 1991 to present; Senior Vice President of CLMC -
                               1996 to present, prior thereto Vice President from 1989 to 1996.

J. Robert Hopson*              Vice President, Chief Actuary and Director of Cova and CFLIC - 1991 to present;
                               Vice President, Chief Actuary and Director of FCLIC - 1992 to present; Senior Vice
                               President, Chief Actuary and Director of CLMC - 1996 to present, prior thereto
                               Vice President and Director from 1993 to 1996 and Vice President from 1991 to 1993.

Thomas E. Hughes, Jr.**        Treasurer and Director of Cova and CFLIC - June, 1995 to present; Treasurer of
                               FCLIC - June, 1995 to present; Corporate Actuary and Treasurer of General American
                               - October, 1994 to present. Formerly, Executive Vice President - Group Pensions
                               General American - March, 1990 to October, 1994. In addition to the Cova companies, Director of the following General American subsidiary companies:
                               Paragon Life Insurance Company and RGA Reinsurance Company - October, 1994 to
                               present. Treasurer of the following General American subsidiary companies: Paragon
                               Life Insurance Company, General Life Insurance Company of America, General Life
                               Insurance Company, General American Holding Company, Red Oak Realty Company, Gen
                               Mark Incorporated, Walnut Street Securities, Inc., Walnut Street Advisers Inc.,
                               White Oak Royalty Company, Walnut Street Funds, Inc. and RGA Reinsurance Company -
                               October, 1994 to present.

Douglas E. Jacobs*             Vice President of Cova, CFLIC and CLMC - 1985 to present.

Lisa O. Kirchner****           Vice President of Cova - 1997 to present, prior thereto Assistant Vice President from 1990 to 1996; Vice President of CFLIC - 1997 to present, prior thereto
                               Assistant Vice President from 1988 to 1996; Vice President of FCLIC - 1997 to present, prior thereto Assistant Vice President from 1993 to 1996; Vice President of J&H/KVI - 1985 to present.

James W. Koeger**              Assistant Treasurer of Cova

Richard A. Liddy**             Chairman of the Board of Directors of Cova, CFLIC, FCLIC, CLMC, Advisory and Cova
                               Investment Allocation Corporation (Allocation) - April, 1997 to present; Chairman of the Board, President and Chief Executive Officer of General American - May,
                               1992 to present; Mr. Liddy also holds various positions with the General American subsidiaries as follows: Chairman of the Board and President of General American
                               Mutual Holding Company, GenAmerica Corporation and General American Holding
                               Company; Chairman of the Board of Security Equity Life Insurance Company, Conning
                               Corporation, The Walnut Street Funds, Inc., General American Capital Company,
                               Reinsurance Group of America, Inc., RGA Life Reinsurance Company of Canada and RGA
                               Reinsurance Company.

William C. Mair*               Vice President and Director of Cova, CFLIC and FCLIC from 1995 to present; Vice
                               President, Controller and Director of Cova from 1995 to 1998, prior thereto Vice
                               President, Controller, Treasurer and Director. Vice President, Controller and
                               Director of CFLIC from 1995 to 1998, prior thereto Vice President, Controller,
                               Treasurer and Director; Director of FCLIC from 1993 to present; Vice President,
                               Controller and Director of FCLIC from 1992 to 1998; Secretary of FCLIC from 1992 to 1995; Vice President, Treasurer, Controller and Director of Advisory - 1993 to
                               present; Vice President, Treasurer, Controller and Director of Allocation - 1994
                               to present; Director of CLSC - 1992 to present; Senior Vice President, Treasurer,
                               Controller and Director of CLMC - 1989 to present; Vice President, Treasurer,
                               Controller, Chief Financial Officer, Chief Accounting Officer and Trustee of Cova
                               Series Trust - 1996 to present.

Matthew P. McCauley**          Assistant Secretary and Director of Cova, CFLIC and FCLIC - June, 1995 to present;
                               Associate General Counsel and Vice President of General American - 1973 to
                               present; also, Director, Vice President, General Counsel and Secretary for several other General American subsidiaries, including Equity Intermediary Company, Red
                               Oak Realty Company, and White Oak Royalty Company; General American Holding
                               Company and Paragon Life Insurance Company. General Counsel and Secretary,
                               Reinsurance Group of America, Incorporated. Director and Secretary, General
                               American Capital Company. General Counsel and Secretary, Conning Corporation.
                               General Counsel, Conning Asset Management Company. Director of RGA Reinsurance
                               Company and Walnut Street Securities, Inc. Secretary to the Walnut Street Funds,
                               Inc.

Mark E. Reynolds*              Executive Vice President and Director of Cova and CFLIC - May, 1997 to present;
                               Executive Vice President, Chief Financial Officer and Director of FCLIC - May,
                               1997 to present; Executive Vice President of CLMC - May, 1997 to present;
                               Executive Vice President and Director of Advisory - December, 1996 to present;
                               Executive Vice President and Director of Allocation - December, 1996 to present.


Myron H. Sandberg*             Vice President of Cova and CFLIC - 1985 to present; Vice President of CLMC - 1989 to present.

John W. Schaus*                Vice President of Cova and CFLIC - 1988 to present; First Vice President of CLMC from January, 1999 to present; prior thereto, Vice President of CLMC - 1989 to
                               1998.

Bernard J. Spaulding*          Senior Vice President and General Counsel of Cova, CFLIC, FCLIC and CLMC since
                               March, 1999.

Lorry J. Stensrud*             President and Director of Cova, CFLIC, FCLIC and CLMC from June, 1995 to present, prior thereto Executive Vice President; President and Director of Advisory from
                               1993 to present; President and Director of Allocation from 1994 to present.
                               Director of CLSC from 1989 to present; President, Chief Executive Officer and
                               Director of Cova Series Trust - 1996 to present.

Joann T. Tanaka*               Senior Vice President of Cova and CFLIC - January 1999 to present; prior thereto,
                               Vice President of Cova and CFLIC from July, 1998 to December, 1998; Senior Vice
                               President, Conning Asset Management, General American - June, 1987 to June, 1998.

Patricia M. Wersching**        Assistant Treasurer of Cova

Peter L. Witkewiz*             Vice President and Controller of Cova, CFLIC and FCLIC - July, 1998 to present;
                               Vice President of Cova, CFLIC and FCLIC -1993 to June, 1998.

*    Business Address: Cova, One Tower Lane, Suite 3000, Oakbrook Terrace, IL 60181

**   Business Address: General American, 700 S. Market Street, St. Louis, MO 63101

***  Business Address: General American, 13045 Tesson Ferry Road, St. Louis, MO 63128

**** Business Address: Cova Life Administration Services Company, 4700 Westown Parkway,
     Bldg. 4, Suite 200, West Des Moines, IA 50266



Voting

In accordance with its view of present applicable law, Cova will vote the shares of the investment portfolios at special meetings of shareholders in accordance with instructions received from owners having a voting interest. Cova will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. Cova will vote shares it owns in the same proportion as it votes shares for which it has received instructions. The funds do not hold regular meetings of shareholders.

If the Investment Company Act of 1940 or any regulation under it should be amended or if the present interpretations should change, and as a result Cova determines that it is permitted to vote the shares of the funds in its own right, it may elect to do so.

The voting interests of the owner in the funds will be determined as follows: owners may cast one vote for each $100 of Account Value of a Policy which is allocated to an investment portfolio on the record date. Fractional votes are counted.

The number of shares which a person has a right to vote will be determined as of the date to be chosen by Cova not more than sixty (60) days prior to the meeting of the fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting.

Each owner having such a voting interest will receive periodic reports relating to the investment portfolios in which he or she has an interest, proxy material and a form with which to give such voting instructions.

Disregard of Voting Instructions. Cova may, when required to do so by state insurance authorities, vote shares of the funds without regard to instructions from owners if such instructions would require the shares to be voted to cause an investment portfolio to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the investment portfolio. Cova may also disapprove changes in the investment policy initiated by owners or trustees/directors of the funds, if the disapproval is reasonable and is based on a good faith determination by Cova that the change would violate state or federal law or the change would not be consistent with the investment objectives of the investment portfolios or which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other variable contracts offered by Cova or of an affiliated company. In the event Cova does disregard voting instructions, a summary of this action and the reasons for such action will be included in the next semi-annual report to owners.


The Separate Account

Cova has established the separate account, Cova Variable Life Account One (Separate Account), to hold the assets that underlie the Policies. The Board of Directors of Cova adopted a resolution to establish the Separate Account under Missouri insurance law on February 24, 1987. Cova has registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The investment program of the Separate Account will not be changed without the approval by the Insurance Commissioner of the state of Missouri. If required, the approval process is on file with the Commissioner of the state in which this Policy is issued.

If the New York Stock Exchange is closed (except for holidays and weekends) or trading is restricted due to an emergency as defined by the Securities and Exchange Commission so that Cova cannot value Accumulation Units, Cova may postpone all procedures which require valuation of the Accumulation Units until valuation is possible.


Legal Opinions

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Policies.


Reduction or Elimination of Surrender Charge

The amount of the surrender charge on the Policies may be reduced or eliminated when sales of the Policies are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to a reduction of the surrender charge will be determined by Cova after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Policies with fewer sales contacts.

2. The total amount of premium payments to be received will be considered. Per Policy sales expenses are likely to be less on larger premium payments than on smaller ones.

3. Any prior or existing relationship with Cova will be considered. Per Policy sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Policy with fewer sales contacts.

4. There may be other circumstances, of which Cova is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, Cova determines that there will be a reduction in sales expenses, Cova may provide for a reduction or elimination of the surrender charge.

The surrender charge may be eliminated when the Policies are issued to an officer, director or employee of Cova or any of its affiliates. In no event will any reduction or elimination of the surrender charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.


Misstatement of Age or Sex

If the age or sex of the insured(s) has been incorrectly stated, the death benefit will be adjusted to reflect the death benefit that would have been provided by the last cost of insurance at the correct age and/or sex of the insured.


Cova's Right to Contest

Cova cannot contest the validity of the Policy except in the case of fraud after it has been in effect during the insured's lifetime for two years from the Policy Date. If the Policy is reinstated, the two-year period is measured from the date of reinstatement. In addition, if the insured commits suicide in the two-year period, or such period as specified in state law, the benefit payable will be limited to premiums paid less debt and less any surrenders.


Settlement Options

The Cash Surrender Value or the death proceeds may be paid in a lump sum or may be applied to one of the Settlement Options. The Settlement Options are:

Option 1: Life Annuity

Option 2: Life Annuity with 5, 10 or 20 years Guaranteed

Option 3: Joint and Last Survivor Annuity

Option 4: Payments for a Designated Period

You or the beneficiary can select to have the Settlement Options payable on either a fixed or variable basis.


Tax Status

NOTE: The following description is based upon Cova's understanding of current federal income tax law applicable to life insurance in general. Cova cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. Cova believes that the policies to be issued will qualify as "life insurance contracts" under section 7702. Cova does not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as "life insurance" under federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations.

Introduction. The discussion in this prospectus is general in nature. It is not intended as tax advice. Each person concerned should consult a competent tax adviser. Cova has not considered any applicable state or other tax laws. Moreover, the discussion in this prospectus is based upon Cova's understanding of current federal income tax laws as they are currently interpreted. Cova makes no representation regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

Cova is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from Cova and its operations form a part of Cova.

Diversification. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy.

The Code contains a safe harbor provision which provides that life insurance policies such as the Policies meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of: cash, cash items, U.S. Government securities, and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

The Treasury Department issued Regulations which established diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if:

(i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment;

(ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments;

(iii)no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and

(iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts have been met, "each United States government agency or instrumentality shall be treated as a separate issuer".

Cova intends that each investment portfolio underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which owner control of the investments of the Separate Account will cause the owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the Separate Account.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, Cova reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Tax Treatment of the Policy. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. The Code requires that the amount of mortality and other expense charges be reasonable.

In establishing these charges, Cova has relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to a Policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

While Cova has attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not agree with Cova's interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies.

You should consult your own tax adviser with respect to the tax consequences of purchasing the Policy.

Policy Proceeds. Loan proceeds and/or surrender payments, including those resulting from the lapse of the Policy, from the Policies are fully taxable to the extent of income in the Policy and may further be subject to an additional 10% federal income tax penalty. (See "Tax Treatment of Loans and Surrenders".) Otherwise, the Policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludable from the gross income of the beneficiary under the Code and any benefits paid under the Accelerated Death Benefit Rider should also be excludable from gross income under the Code. Furthermore, you are not deemed to be in constructive receipt of the Account Value or Cash Surrender Value, including increments thereon, under a Policy until you make a surrender. If the death proceeds are to be paid under one of the Settlement Options, the payments will be pro rated between the amount attributable to the death benefit which will be excludable from the beneficiary's income and the amount attributable to interest which will be includable in the beneficiary's income.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Policy owner or beneficiary. Owners and beneficiaries should consult their tax advisers.

Joint Lives. The Policy may be issued with a Joint Life Rider providing for the payment of the death benefit upon the death of the last surviving insured. While Cova believes that a Policy issued on this basis complies with Section 7702 of the Code, such circumstances are not directly addressed in either Section 7702 or the related regulations. In the absence of regulations or other guidelines, there is some uncertainty as to whether a Policy with such a joint life feature meets the requirements of Section 7702 of the Code.

Tax Treatment of Loans and Surrenders. The Code alters the tax treatment accorded to loans and certain distributions from life insurance policies which are deemed to be "modified endowment contracts". The Policy's premium requirements are such that Policies issued on or after June 21, 1988 will be treated as modified endowment contracts. A Policy received in exchange for a modified endowment contract is also a modified endowment contract regardless of whether it meets the 7-pay test.

However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a modified endowment contract if no additional premiums are paid.

A Policy that was entered into prior to June 21, 1988 may be deemed to be a modified endowment contract if:

*    it is materially changed, and
*    fails to meet the 7-pay test.

A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums.

A material change would include any increase in the future benefits provided under a Policy unless the increase is attributable to:

(1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy Years; or

(2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

Assuming that the Policy will be treated as a modified endowment contract, surrenders and/or loan proceeds are taxable to the extent of income in the Policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distribution:

(1)  made on or after the date on which the taxpayer reaches age 59-1/2;

(2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or

(3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

Furthermore, only under limited circumstances will interest paid on Policy loans be tax deductible.

If a Policy is not classified as a modified endowment contract, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth under Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Any loans from a Policy which is not classified as a modified endowment contract, will be treated as indebtedness of the owner and not a distribution. Upon complete surrender or lapse of the Policy or when maturity benefits are paid, if the amount received plus the policy debt exceeds the total premiums paid that are not treated as previously surrendered by the Policy Owner, the excess generally will be treated as ordinary income.

You should seek competent tax advice on the tax consequences of taking loans, making a partial or total surrender or making any material modifications to your Policy.


Tax Treatment of Settlement Options. Under the Code, a portion of the settlement option payments which are in excess of the death benefit proceeds are included in the beneficiary's taxable income. Under a settlement option payable for the lifetime of the beneficiary, the death benefit proceeds are divided by the beneficiary's life expectancy (or joint life expectancy in the case of a joint and survivor option) and proceeds received in excess of these prorated amounts are included in taxable income. The value of the death benefit proceeds is reduced by the value of any period certain or refund guarantee. Under a fixed payment or fixed period option, the death benefit proceeds are prorated by dividing the proceeds over the payment period under the option. Any payments in excess of the prorated amount will be included in taxable income.


Multiple Policies. The Code further provides that multiple modified endowment contracts that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one modified endowment contract for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. You should consult a tax adviser prior to purchasing more than one modified endowment contract in any calendar year period.

Tax Treatment of Assignments. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser if you wish to assign or change the owner of your Policy.

Qualified Plans. The Policies may be used in conjunction with certain qualified plans. Because the rules governing such use are complex, you should not do so until you have consulted a competent qualified plans consultant.


Income Tax Withholding

All distributions or the portion thereof which is includable in gross income of the Policy owner are subject to federal income tax withholding. However, the Policy owner in most cases may elect not to have taxes withheld. The Policy owner may be required to pay penalties under the estimated tax rules, if the Policy owner's withholding and estimated tax payments are insufficient.


Reports to Owners

Cova will send you semi-annual and annual reports of the investment portfolios. Within 30 days after each Policy Anniversary, Cova will send you an annual statement. The statement will show:

*    the current amount of death benefit payable under the Policy,
*    the current Account Value,
*    the current Cash Surrender Value,
*    current debt, and
*    all transactions previously confirmed.

The statement will also show premiums paid and all charges deducted during the Policy Year.

Cova will mail you a confirmation within seven days of the transaction of:

(a)  the receipt of premium;
(b)  any transfer between investment portfolios;
(c)  any loan, interest repayment, or loan repayment;
(d)  any surrender;
(e)  exercise of the free look privilege; and
(f)  payment of the death benefit under the Policy.

Upon request, you are entitled to a receipt of premium payment.


Legal Proceedings

There are no legal proceedings to which the Separate Account or the Distributor is a party or to which the assets of the Separate Account are subject. Cova is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.


Experts

The consolidated balance sheets of the Company as of December 31, 1999 and 1998, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1999, and the statement of assets and liabilities of the Separate Account as of December 31, 1999, and the related statements of operations and changes in net assets for the year ended December 31, 1999 and the period ended December 31, 1998, have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


Financial Statements

Financial statements of the Separate Account and of the Company are provided below.



                         COVA VARIABLE LIFE ACCOUNT ONE

                              Financial Statements

                           December 31, 1999 and 1998

                   (With Independent Auditors' Report Thereon)




                          INDEPENDENT AUDITORS' REPORT



The Contract Owners of Cova Variable
     Life Account One, Board of Directors
     and Shareholder of Cova Financial
     Services Life Insurance Company:


We have audited the accompanying statement of assets and liabilities of each of the sub-accounts comprising Cova Variable Life Account One of Cova Financial Services Life Insurance Company (the Separate Account), as of December 31, 1999, and the related statements of operations and changes in net assets for the year then ended, and the period ended December 31, 1998. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the sub-accounts of Cova Variable Life Account One of Cova Financial Services Life Insurance Company as of December 31, 1999, and the results of their operations and changes in their net assets for the year then ended, and the period ended December 31, 1998, in conformity with generally accepted accounting principles.




Chicago, Illinois
March 20, 2000

                         COVA VARIABLE LIFE ACCOUNT ONE
                       Statement of Assets and Liabilities
                                December 31, 1999


Assets:
   Investments:
   Cova Series Trust (Cova):
     Lord Abbett Growth and
       Income Portfolio                   69,693      shares at a net asset value of     $24.070563    per share      $1,677,540
     Bond Debenture Portfolio             32,970      shares at a net asset value of     $12.474609    per share         411,294
     Developing Growth Portfolio          23,227      shares at a net asset value of     $14.885144    per share         345,742
     Large Cap Research Portfolio         26,751      shares at a net asset value of     $14.991245    per share         401,027
     Mid-Cap Value Portfolio              21,633      shares at a net asset value of     $11.168093    per share         241,596
     Quality Bond Portfolio                8,044      shares at a net asset value of     $10.669328    per share          85,826
     Small Cap Stock Portfolio            12,303      shares at a net asset value of     $17.268582    per share         212,449
     Large Cap Stock Portfolio            41,788      shares at a net asset value of     $20.674865    per share         863,962
     Select Equity Portfolio              53,986      shares at a net asset value of     $16.112437    per share         869,854
     International Equity Portfolio        9,087      shares at a net asset value of     $16.225039    per share         147,444
   AIM Variable Insurance Funds,
       Inc. (AIM):
     AIM V.I. Value Fund                     774      shares at a net asset value of         $33.50    per share          25,922
     AIM V.I. Capital Appreciation Fund       69      shares at a net asset value of         $35.58    per share           2,446
   General American Capital
       Company (GACC):
     Money Market Fund                    24,972      shares at a net asset value of     $20.252283    per share         505,747
   Templeton Variable Products Series
     Fund (Templeton):
     Templeton Bond Fund                      10      shares at a net asset value of          $9.99    per share             100
     Franklin Small Cap Investments Fund       9      shares at a net asset value of         $15.79    per share             141
     Templeton Stock Fund                     92      shares at a net asset value of         $24.39    per share           2,254
     Templeton International Fund            102      shares at a net asset value of         $22.25    per share           2,260
     Franklin Growth Investments Fund          7      shares at a net asset value of         $16.70    per share             123
                                                                                                                    ------------
          Total assets                                                                                                $5,795,727
                                                                                                                    ============


Liabilities:
   GACC Money Market                                                                                                     $15,040
                                                                                                                    ============

                         COVA VARIABLE LIFE ACCOUNT ONE
                       Statement of Assets and Liabilities
                                December 31, 1999

Net Assets:
   Accumulation units:
   Single premium variable life
    policies (SPVL):
     Cova Lord Abbett Growth and Income         134,762    accumulation units at       $12.448204    per unit        $1,677,540
     Cova Bond Debenture                         38,749    accumulation units at       $10.614338    per unit           411,294
     Cova Developing Growth                      26,493    accumulation units at       $13.050371    per unit           345,742
     Cova Large Cap Research                     29,120    accumulation units at       $13.771430    per unit           401,027
     Cova Mid-Cap Value                          23,875    accumulation units at       $10.119059    per unit           241,596
     Cova Quality Bond                            8,134    accumulation units at       $10.551764    per unit            85,826
     Cova Small Cap Stock                        16,533    accumulation units at       $12.850204    per unit           212,449
     Cova Large Cap Stock                        60,489    accumulation units at       $14.283064    per unit           863,962
     Cova Select Equity                          69,034    accumulation units at       $12.600289    per unit           869,854
     Cova International Equity                   10,864    accumulation units at       $13.571289    per unit           147,444
     AIM V.I. Value                               2,202    accumulation units at       $11.774189    per unit            25,922
     AIM V.I. Capital Appreciation                  176    accumulation units at       $13.925402    per unit             2,446
     GACC Money Market                           44,548    accumulation units at       $11.013039    per unit           490,607
     Templeton Bond                                  10    accumulation units at        $9.970060    per unit              $100
     Franklin Small Cap Investments                  10    accumulation units at       $14.136079    per unit               141
     Templeton Stock                                205    accumulation units at       $11.011283    per unit             2,254
     Templeton International                        209    accumulation units at       $10.827249    per unit             2,260
     Franklin Growth Investments                     10    accumulation units at       $12.333825    per unit               123

                                                                                                                   ------------
                                                                                                                      5,780,587
   Flexible premium variable universal
    life policies (FPVUL):

     GACC Money Market                               10    accumulation units at       $10.047103    per unit               100
                                                                                                                   ------------
          Total net assets                                                                                           $5,780,687
                                                                                                                   ============


See accompanying notes to financial statements.

COVA VARIABLE LIFE ACCOUNT ONE
Statements of Operations
Year ended December 31,1999



                                                                                     Cova
                                           -----------------------------------------------------------------------------------------
                                           Lord Abbett
                                             Growth                                 Large                                  Small
                                              and          Bond      Developing      Cap        Mid-Cap      Quality        Cap
                                             Income     Debenture      Growth      Research      Value         Bond        Stock
                                           -----------  -----------  -----------  -----------  -----------  -----------  -----------
Investment income:
   Dividends                              $         -        6,579            -          511          275          925          419
                                           -----------  -----------  -----------  -----------  -----------  -----------  -----------

Net realized gain (loss) on investments:
   Realized gain (loss) on sale of
     portfolio shares                           1,170           44        2,822        1,594        1,843       (1,159)       1,137
   Realized gain distributions                      -        2,132            -            -            -          463            -
                                           -----------  -----------  -----------  -----------  -----------  -----------  -----------
       Net realized gain (loss)                 1,170        2,176        2,822        1,594        1,843         (696)       1,137
                                           -----------  -----------  -----------  -----------  -----------  -----------  -----------

Change in unrealized appreciation             140,732        2,316       66,149       61,046        7,745       (2,378)      63,287
                                           -----------  -----------  -----------  -----------  -----------  -----------  -----------

       Net increase (decrease) in net
         assets from operations           $   141,902       11,071       68,971       63,151        9,863       (2,149)      64,843
                                           ===========  ===========  ===========  ===========  ===========  ===========  ===========

COVA VARIABLE LIFE ACCOUNT ONE
Statements of Operations
Year ended December 31,1999



                                                        Cova                              AIM                GACC      Lord Abbett
                                        --------------------------------------  ------------------------  -----------  -----------

                                          Large                                                 V.I.                     Growth
                                           Cap         Select     International    V.I.       Capital       Money         and
                                          Stock        Equity       Equity        Value      Appreciation   Market       Income
                                        -----------  -----------  ------------  -----------  -----------  -----------  -----------
Investment income:
   Dividends                          $        995        2,102           560           69            2            -            -
                                        -----------  -----------  ------------  -----------  -----------  -----------  -----------

Net realized gain (loss) on investments:
   Realized gain (loss) on sale of
     portfolio shares                        6,402        2,488         1,365           30            1       24,709       56,187
   Realized gain distributions              21,723       71,329         1,496          361           50            -            -
                                        -----------  -----------  ------------  -----------  -----------  -----------  -----------
       Net realized gain (loss)             28,125       73,817         2,861          391           51       24,709       56,187
                                        -----------  -----------  ------------  -----------  -----------  -----------  -----------

Change in unrealized appreciation           61,314      (18,465)       28,256        2,049          300        7,581      (25,472)
                                        -----------  -----------  ------------  -----------  -----------  -----------  -----------

       Net increase (decrease) in net
         assets from operations       $     90,434       57,454        31,677        2,509          353       32,290       30,715
                                        ===========  ===========  ============  ===========  ===========  ===========  ===========

COVA VARIABLE LIFE ACCOUNT ONE
Statements of Operations
Year ended December 31,1999



                                                                            Templeton
                                                  -----------------------------------------------------------------

                                                                Franklin                                 Franklin
                                                               Small Cap                                  Growth
                                                     Bond      Investments    Stock      International  Investments    Total
                                                  -----------  -----------  -----------  -------------  -----------  -----------
Investment income:
   Dividends                                    $          -            -            -              -            -       12,437
                                                  -----------  -----------  -----------  -------------  -----------  -----------

Net realized gain (loss) on investments:
   Realized gain (loss) on sale of portfolio
     shares                                                -            -            -              -            -       98,633
   Realized gain distributions                             -            -            -              -            -       97,554
                                                  -----------  -----------  -----------  -------------  -----------  -----------
       Net realized gain (loss)                            -            -            -              -            -      196,187
                                                  -----------  -----------  -----------  -------------  -----------  -----------

Change in unrealized appreciation                          -           41          160            167           23      394,851
                                                  -----------  -----------  -----------  -------------  -----------  -----------

       Net increase (decrease) in net
         assets from operations                 $          -           41          160            167           23      603,475
                                                  ===========  ===========  ===========  =============  ===========  ===========


See accompanying notes to financial statements.

COVA VARIABLE LIFE ACCOUNT ONE
Statements of Operations
Period ended December 31, 1998



                                                                                    Cova
                                           ----------------------------------------------------------------------------------------

                                                                       Large                                 Small        Large
                                              Bond      Developing      Cap       Mid-Cap      Quality        Cap          Cap
                                           Debenture      Growth      Research     Value         Bond        Stock        Stock
                                           -----------  -----------  ----------- -----------  -----------  -----------  -----------
Investment income:
   Dividends                              $       191            -          126          61           94            3           23
                                           -----------  -----------  ----------- -----------  -----------  -----------  -----------

Net realized gain (loss) on investments:
   Realized gain (loss) on sale of
     portfolio shares                               -          (56)         (59)        (60)           8          258          467
   Realized gain distributions                     74            3            -           -            -           76           76
                                           -----------  -----------  ----------- -----------  -----------  -----------  -----------
       Net realized gain (loss)                    74          (53)         (59)        (60)           8          334          543
                                           -----------  -----------  ----------- -----------  -----------  -----------  -----------

Change in unrealized appreciation               5,181       21,898       11,811      12,587          255       18,574       44,695
                                           -----------  -----------  ----------- -----------  -----------  -----------  -----------

       Net increase (decrease) in net
         assets from operations           $     5,446       21,845       11,878      12,588          357       18,911       45,261
                                           ===========  ===========  =========== ===========  ===========  ===========  ===========

COVA VARIABLE LIFE ACCOUNT ONE
Statements of Operations
Period ended December 31, 1998



                                                               Cova            GACC      Lord Abbett
                                                --------------------------  -----------  -----------

                                                                                           Growth
                                                 Select     International     Money         and
                                                 Equity        Equity         Market       Income       Total
                                                ----------  --------------  -----------  -----------  -----------
Investment income:
   Dividends                                  $        25             652            -        8,782        9,957
                                                ----------  --------------  -----------  -----------  -----------

Net realized gain (loss) on investments:
   Realized gain (loss) on sale of portfolio
     shares                                           112            (117)      12,085           40       12,678
   Realized gain distributions                        503               8            -       28,237       28,977
                                                ----------  --------------  -----------  -----------  -----------
       Net realized gain (loss)                       615            (109)      12,085       28,277       41,655
                                                ----------  --------------  -----------  -----------  -----------

Change in unrealized appreciation                  65,356           1,778        4,240       25,472      211,847
                                                ----------  --------------  -----------  -----------  -----------

       Net increase (decrease) in net
         assets from operations               $    65,996           2,321       16,325       62,531      263,459
                                                ==========  ==============  ===========  ===========  ===========


See accompanying notes to financial statements.

COVA VARIABLE LIFE ACCOUNT ONE
Statements of Changes in Net Assets
Year ended December 31,1999



                                                                                    Cova
                                           ----------------------------------------------------------------------------------------
                                           Lord Abbett
                                             Growth                                Large                                  Small
                                              and          Bond     Developing      Cap        Mid-Cap      Quality        Cap
                                             Income     Debenture     Growth      Research      Value         Bond        Stock
                                           -----------  ----------- -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
   operations:
     Investment income                   $          -        6,579           -          511          275          925          419
     Net realized gain (loss)                   1,170        2,176       2,822        1,594        1,843         (696)       1,137
     Change in unrealized appreciation        140,732        2,316      66,149       61,046        7,745       (2,378)      63,287

       Net increase (decrease) from        -----------  ----------- -----------  -----------  -----------  -----------  -----------
         operations                           141,902       11,071      68,971       63,151        9,863       (2,149)      64,843
                                           -----------  ----------- -----------  -----------  -----------  -----------  -----------

Contract transactions:
   Cova payments                                    -            -           -            -            -            -            -
   Cova redemptions                                 -            -           -            -            -            -            -
   Payments received from contract
     owners                                         -            -           -            -            -            -            -
   Transfers between sub-accounts
     (including fixed account), net         1,568,828      241,298     147,286      215,618       75,796      (43,467)      29,705
   Transfers for contract benefits,
     terminations and insurance charges       (33,190)      (7,265)     (5,783)      (7,043)      (5,457)      (2,464)      (3,603)
       Net increase (decrease) in net
         assets from contract              -----------  ----------- -----------  -----------  -----------  -----------  -----------
         transactions                       1,535,638      234,033     141,503      208,575       70,339      (45,931)      26,102
                                           -----------  ----------- -----------  -----------  -----------  -----------  -----------

       Net increase (decrease) in net
         assets                             1,677,540      245,104     210,474      271,726       80,202      (48,080)      90,945

Net assets at beginning of period                   -      166,190     135,268      129,301      161,394      133,906      121,504
                                           -----------  ----------- -----------  -----------  -----------  -----------  -----------
Net assets at end of period              $  1,677,540      411,294     345,742      401,027      241,596       85,826      212,449
                                           ===========  =========== ===========  ===========  ===========  ===========  ===========



COVA VARIABLE LIFE ACCOUNT ONE
Statements of Changes in Net Assets
Year ended December 31,1999



                                                           Cova                             AIM                GACC      Lord Abbett
                                            ------------------------------------  ------------------------  -----------  -----------

                                              Large                                               V.I.                      Growth
                                               Cap        Select    International    V.I.       Capital        Money         and
                                              Stock       Equity       Equity       Value      Appreciation    Market       Income
                                            -----------  ----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
   operations:
     Investment income                    $        995       2,102          560           69            2            -            -
     Net realized gain (loss)                   28,125      73,817        2,861          391           51       24,709       56,187
     Change in unrealized appreciation          61,314     (18,465)      28,256        2,049          300        7,581      (25,472)

       Net increase (decrease) from         -----------  ----------  -----------  -----------  -----------  -----------  -----------
         operations                             90,434      57,454       31,677        2,509          353       32,290       30,715
                                            -----------  ----------  -----------  -----------  -----------  -----------  -----------

Contract transactions:
   Cova payments                                     -           -            -          100          100          100            -
   Cova redemptions                                  -           -            -            -            -            -            -
   Payments received from contract
     owners                                          -           -            -            -            -    2,511,219            -
   Transfers between sub-accounts
     (including fixed account), net            531,808     353,369       28,688       23,529        2,001   (2,485,129)    (693,373)
   Transfers for contract benefits,
     terminations and insurance charges        (15,573)    (18,696)      (3,197)        (216)          (8)     (18,975)        (253)
       Net increase (decrease) in net
         assets from contract               -----------  ----------  -----------  -----------  -----------  -----------  -----------
         transactions                          516,235     334,673       25,491       23,413        2,093        7,215     (693,626)
                                            -----------  ----------  -----------  -----------  -----------  -----------  -----------

       Net increase (decrease) in net
         assets                                606,669     392,127       57,168       25,922        2,446       39,505     (662,911)

Net assets at beginning of period              257,293     477,727       90,276            -            -      451,202      662,911
                                            -----------  ----------  -----------  -----------  -----------  -----------  -----------
Net assets at end of period               $    863,962     869,854      147,444       25,922        2,446      490,707            -
                                            ===========  ==========  ===========  ===========  ===========  ===========  ===========

COVA VARIABLE LIFE ACCOUNT ONE
Statements of Changes in Net Assets
Year ended December 31,1999



                                                                            Templeton
                                                  ------------------------------------------------------------------

                                                                Franklin                                 Franklin
                                                               Small Cap                                  Growth
                                                     Bond      Investments    Stock      International  Investments     Total
                                                  -----------  -----------  -----------  -------------  ------------  -----------
Increase (decrease) in net assets from
   operations:
     Investment income                          $          -            -            -              -             -       12,437
     Net realized gain (loss)                              -            -            -              -             -      196,187
     Change in unrealized appreciation                     -           41          160            167            23      394,851

       Net increase (decrease) from               -----------  -----------  -----------  -------------  ------------  -----------
         operations                                        -           41          160            167            23      603,475
                                                  -----------  -----------  -----------  -------------  ------------  -----------

Contract transactions:
   Cova payments                                         100          100          100            100           100          800
   Cova redemptions                                        -            -            -              -             -            -
   Payments received from contract
     owners                                                -            -            -              -             -    2,511,219
   Transfers between sub-accounts
     (including fixed account), net                        -            -        2,001          2,001             -          (41)
   Transfers for contract benefits,
     terminations and insurance charges                    -            -           (7)            (8)            -     (121,738)
       Net increase (decrease) in net
         assets from contract                     -----------  -----------  -----------  -------------  ------------  -----------
         transactions                                    100          100        2,094          2,093           100    2,390,240
                                                  -----------  -----------  -----------  -------------  ------------  -----------

       Net increase (decrease) in net
         assets                                          100          141        2,254          2,260           123    2,993,715

Net assets at beginning of period                          -            -            -              -             -    2,786,972
                                                  -----------  -----------  -----------  -------------  ------------  -----------
Net assets at end of period                     $        100          141        2,254          2,260           123    5,780,687
                                                  ===========  ===========  ===========  =============  ============  ===========


See accompanying notes to financial statements.

COVA VARIABLE LIFE ACCOUNT ONE
Statements of Changes in Net Assets
Period ended December 31, 1998



                                                                                    Cova
                                          ----------------------------------------------------------------------------------------

                                                                      Large                                 Small        Large
                                             Bond      Developing      Cap        Mid-Cap     Quality        Cap          Cap
                                          Debenture      Growth      Research      Value        Bond        Stock        Stock
                                          -----------  -----------  -----------  ----------- -----------  -----------  -----------
Increase (decrease) in net assets from
   operations:
     Investment income                  $        191            -          126           61          94            3           23
     Net realized gain (loss)                     74          (53)         (59)         (60)          8          334          543
     Change in unrealized appreciation         5,181       21,898       11,811       12,587         255       18,574       44,695

       Net increase (decrease) from       -----------  -----------  -----------  ----------- -----------  -----------  -----------
         operations                            5,446       21,845       11,878       12,588         357       18,911       45,261
                                          -----------  -----------  -----------  ----------- -----------  -----------  -----------

Contract transactions:
   Cova payments                                   -            -            -            -           -            -            -
   Cova redemptions                                -            -            -            -           -            -            -
   Payments received from contract
     owners                                        -            -            -            -           -            -            -
   Transfers between sub-accounts, net       161,726      115,070      119,413      150,800     133,943      105,943      216,611
   Transfers for contract benefits,
     terminations and insurance charges         (982)      (1,647)      (1,990)      (1,994)       (394)      (3,350)      (4,579)
       Net increase (decrease) in net
         assets from contract             -----------  -----------  -----------  ----------- -----------  -----------  -----------
         transactions                        160,744      113,423      117,423      148,806     133,549      102,593      212,032
                                          -----------  -----------  -----------  ----------- -----------  -----------  -----------

       Net increase (decrease) in net
         assets                              166,190      135,268      129,301      161,394     133,906      121,504      257,293

Net assets at beginning of period                  -            -            -            -           -            -            -
                                          -----------  -----------  -----------  ----------- -----------  -----------  -----------
Net assets at end of period             $    166,190      135,268      129,301      161,394     133,906      121,504      257,293
                                          ===========  ===========  ===========  =========== ===========  ===========  ===========



COVA VARIABLE LIFE ACCOUNT ONE
Statements of Changes in Net Assets
Period ended December 31, 1998



                                                        Cova                 GACC      Lord Abbett
                                             ---------------------------  -----------  -----------

                                                                                         Growth
                                               Select     International     Money         and
                                               Equity        Equity         Market       Income       Total
                                             -----------  --------------  -----------  -----------  -----------
Increase (decrease) in net assets from
   operations:
     Investment income                     $         25             652            -        8,782        9,957
     Net realized gain (loss)                       615            (109)      12,085       28,277       41,655
     Change in unrealized appreciation           65,356           1,778        4,240       25,472      211,847
       Net increase (decrease) from          -----------  --------------  -----------  -----------  -----------
         operations                              65,996           2,321       16,325       62,531      263,459
                                             -----------  --------------  -----------  -----------  -----------

Contract transactions:
   Cova payments                                      -               -            -            -            -
   Cova redemptions                                   -               -            -            -            -
   Payments received from contract
     owners                                           -               -    2,605,542            -    2,605,542
   Transfers between sub-accounts, net          417,562          91,449   (2,120,328)     607,811            -
   Transfers for contract benefits,
     terminations and insurance charges          (5,831)         (3,494)     (50,337)      (7,431)     (82,029)
       Net increase (decrease) in net
         assets from contract                -----------  --------------  -----------  -----------  -----------
         transactions                           411,731          87,955      434,877      600,380    2,523,513
                                             -----------  --------------  -----------  -----------  -----------

       Net increase (decrease) in net
         assets                                 477,727          90,276      451,202      662,911    2,786,972

Net assets at beginning of period                     -               -            -            -            -
                                             -----------  --------------  -----------  -----------  -----------
Net assets at end of period                $    477,727          90,276      451,202      662,911    2,786,972
                                             ===========  ==============  ===========  ===========  ===========


See accompanying notes to financial statements.


COVA VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 1999 and 1998


(1)      ORGANIZATION
         Cova Variable Life Account One (the Separate Account), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established by Cova Financial Services Life Insurance Company (CFSLIC) and exists in accordance with the regulations of the Missouri Department of Insurance. The Separate Account is a funding vehicle for single premium variable life (SPVL) and flexible premium variable universal life insurance policies (FPVUL) offered by CFSLIC.

         On August 26, 1999, CFSLIC's ultimate parent company, GenAmerica Corporation, entered into a definitive agreement to be acquired by Metropolitan Life Insurance Company. The acquisition occurred on January 6, 2000.

         The Separate Account is divided into sub-accounts with the assets of each sub-account invested in corresponding portfolios of the following investment companies. Each investment company is a diversified, open-end, management investment company registered under the Investment Company Act of 1940 as amended. The sub-accounts available for investment may vary between variable life insurance policies offered by CFSLIC.

              Cova Series Trust (Cova)                                       10  portfolios
              General American Capital Company (GACC)                         1  portfolios
              Lord Abbett Series Fund, Inc. (Lord Abbett)                     1  portfolios
              Russell Insurance Funds (Russell)                               5  portfolios
              AIM Variable Insurance Funds, Inc. (AIM)                        3  portfolios
              Alliance Variable Products Series Fund, Inc. (Alliance)         2  portfolios
              Liberty Variable Investment Trust (Liberty)                     1  portfolios
              Goldman Sachs Variable Insurance Trust (Goldman Sachs)          3  portfolios
              Investors Fund Series (Kemper)                                  3  portfolios
              MFS Variable Insurance Trust (MFS)                              5  portfolios
              Oppenheimer Variable Account Funds (Oppenheimer)                5  portfolios
              Putnam Variable Trust (Putnam)                                  5  portfolios
              Templeton Variable Products Series Fund (Templeton)             7  portfolios

         The following sub-accounts commenced operations in 1999:
              Cova Lord Abbett Growth and Income                            January 8, 1999
              AIM V.I. Value                                                    May 3, 1999
              AIM V.I. Capital Appreciation                                   July 19, 1999
              Templeton Bond                                                  July 19, 1999
              Franklin Small Cap Investments                                  July 19, 1999
              Templeton Stock                                                 July 19, 1999
              Templeton International                                         July 19, 1999
              Franklin Growth Investments                                     July 19, 1999

         The following sub-accounts ceased operations in 1999:
              Lord Abbett Growth and Income                                 January 8, 1999

COVA VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 1999 and 1998


(2)      SIGNIFICANT ACCOUNTING POLICIES
         (A)  INVESTMENT VALUATION
              Investments made in the portfolios of the investment companies are valued at the reported net asset value of such portfolios, which value their investment securities at fair value. The average cost method is used to compute the realized gains and losses on the sale of portfolio owned by the sub-accounts. Income from dividends and gains from realized capital gain distributions are recorded on the ex-distribution date.

         (B)  REINVESTMENT OF DISTRIBUTIONS
              With the exception of the GACC Money Market Fund, dividends and gains from realized gain distributions are reinvested in additional shares of the portfolios.

              GACC follows the Federal income tax practice known as consent dividending, whereby substantially all of its net investment income and realized capital gains are deemed to pass through to the Separate Account. As a result, GACC does not distribute dividends and realized capital gains. During December of each year, the accumulated net investment income and realized capital gains of the GACC Money Market Fund are allocated to the Separate Account by increasing the cost basis and recognizing a gain in the Separate Account.

         (C)  FEDERAL INCOME TAXES
              The operations of the Separate Account are included in the federal income tax return of CFSLIC which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code (IRC). Under current IRC provisions, CFSLIC believes it will be treated as the owner of the Separate Account assets for federal income tax purposes and does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited to the variable life policies. Based on this, no charge has been made to the Separate Account for federal income taxes. A charge may be made in future years for any federal income taxes that would be attributable to the variable life policies.

(3)      CONTRACT FEES
         There are fees associated with the variable life insurance policies that are deducted from the policy account value and Separate Account that reduce the return on investment. The type, amount, and timing of the fees may vary between the variable life policies offered by CFSLIC and include mortality and expense risk, administrative, selection and issue expense, cost of insurance, tax expense (premium and federal taxes), contingent deferred sales (surrender) and transfer charges.

(4)      SEPARATE ACCOUNT EXPENSES
         The mortality and expense fees for FPVUL policies are deducted from the separate account and are reflected in the accumulation unit value. There were no fees incurred in 1999.

COVA VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 1999 and 1998



(5)      COST BASIS OF INVESTMENTS
         The cost basis of each sub-account's investment at December 31, 1999 follows:

         Cova Lord Abbett Growth and Income                   $1,536,808
         Cova Bond Debenture                                     403,797
         Cova Developing Growth                                  257,695
         Cova Large Cap Research                                 328,170
         Cova Mid-Cap Value                                      221,264
         Cova Quality Bond                                        87,949
         Cova Small Cap Stock                                    130,588
         Cova Large Cap Stock                                    757,953
         Cova Select Equity                                      822,963
         Cova International Equity                               117,410
         AIM V.I. Value                                           23,873
         AIM V.I. Capital Appreciation                             2,146
         GACC Money Market                                       493,926
         Templeton Bond                                              100
         Franklin Small Cap Investments                              100
         Templeton Stock                                           2,093
         Templeton International                                   2,093
         Franklin Growth Investments                                 100
                                                               ----------
                                                              $5,189,028
                                                               ==========

COVA VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 1999 and 1998


(6)  UNIT FAIR VALUE
     A summary of accumulation unit values, net assets, and total return for each sub-account follows:

                                                         Accumulation                Net Assets                Total
                                                          Unit Value               (in thousands)              Return
                                      Commenced     -----------------------    ----------------------    -------------------
                                     Operations     12/31/99      12/31/98      12/31/99    12/31/98      1999       1998
                                                    ----------   ----------    ----------   ---------    -------    --------
SPVL policies:
     Cova Lord Abbett Growth
        and Income                      1/8/99       $12.448204            -    $ 1,678         -         11.41%          -
     Cova Bond Debenture                4/13/98       10.614338    10.262336        411       166          3.43%      0.78%
     Cova Developing Growth             4/16/98       13.050371     9.855135        346       135         32.42%     -5.41%
     Cova Large Cap Research             5/4/98       13.771430    10.972618        401       129         25.51%      4.31%
     Cova Mid-Cap Value                 3/23/98       10.119059     9.576906        242       161          5.66%     -6.17%
     Cova Quality Bond                  4/13/98       10.551764    10.717509         86       134         -1.55%      6.22%
     Cova Small Cap Stock               4/13/98       12.850204     8.891377        212       122         44.52%    -14.87%
     Cova Large Cap Stock               4/13/98       14.283064    12.135469        864       257         17.70%     13.96%
     Cova Select Equity                 3/23/98       12.600289    11.480648        870       478          9.75%      9.65%
     Cova International Equity          3/23/98       13.571289    10.560451        147        90         28.51%      1.80%
     AIM V.I. Value                      5/3/99       11.774189            -         26         -         17.74%          -
     AIM V.I. Capital Appreciation      7/19/99       13.925402            -          2         -         28.36%          -
     GACC Money Market                  2/26/98       11.013039    10.468518        491       451          5.20%      4.69%
     Templeton Bond                     7/19/99        9.970060            -          -         -         -0.30%          -
     Franklin Small Cap Investments     7/19/99       14.136079            -          -         -         41.36%          -
     Templeton Stock                    7/19/99       11.011283            -          2         -         10.11%          -
     Templeton International            7/19/99       10.827249            -          2         -          8.27%          -
     Franklin Growth Investments        7/19/99       12.333825            -          -         -         23.34%          -


FPVUL policies:
     GACC Money Market                 11/29/99       10.047103            -        -            -         0.47%          -


COVA VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 1999 and 1998

(7)      REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION
         The realized gain (loss) on the sale of fund shares and the change in unrealized appreciation for each sub-account during the year ended
         December 31, 1999 and the period ended December 31, 1998 follows:

                                                                                   Realized Gain (Loss)
                                                              -------------------------------------------------------------
                                                                    Aggregate           Aggregate Cost
                                                   Year or     Proceeds from Sales      of Fund Shares           Realized
                                                   Period        of Fund Shares            Redeemed             Gain (Loss)
                                                -----------   -------------------     ------------------      -------------
         Cova Lord Abbett Growth and Income          1999           $ 98,255               $ 97,085               $ 1,170
                                                     1998                  -                      -                      -

         Cova Bond Debenture                         1999              4,687                  4,643                    44
                                                     1998                527                    527                     -

         Cova Developing Growth                      1999             15,912                 13,090                 2,822
                                                     1998              1,194                  1,250                   (56)

         Cova Large Cap Research                     1999             12,192                 10,598                 1,594
                                                     1998              1,809                  1,868                   (59)

         Cova Mid-Cap Value                          1999             17,534                 15,691                 1,843
                                                     1998              1,646                  1,706                   (60)

         Cova Quality Bond                           1999             97,215                 98,374                (1,159)
                                                     1998                890                    882                     8

         Cova Small Cap Stock                        1999              6,684                  5,547                 1,137
                                                     1998              3,110                  2,852                   258

         Cova Large Cap Stock                        1999             49,866                 43,464                 6,402
                                                     1998              4,336                  3,869                   467

         Cova Select Equity                          1999             79,613                 77,125                 2,488
                                                     1998              2,999                  2,888                   111

         Cova International Equity                   1999             19,787                 18,422                 1,365
                                                     1998              3,171                  3,287                  (116)

         AIM V.I. Value                              1999                218                    188                    30
                                                     1998                  -                      -                     -

         AIM V.I. Capital Appreciation               1999                  8                      7                     1
                                                     1998                  -                      -                     -

         GACC Money Market                           1999          2,543,802              2,519,093                24,709
                                                     1998          2,041,400              2,029,315                12,085

         Lord Abbett Growth and Income               1999            694,610                638,423                56,187
                                                     1998              3,786                  3,746                    40

         Templeton Bond                              1999                  -                      -                     -
                                                     1998                  -                      -                     -

         Franklin Small Cap Investments              1999                  -                      -                     -
                                                     1998                  -                      -                     -

         Templeton  Stock                            1999                  8                      8                     -
                                                     1998                  -                      -                     -

         Templeton  International                    1999                  8                      8                     -
                                                     1998                  -                      -                     -

         Franklin Growth Investments                 1999                  -                      -                     -
                                                     1998                  -                      -                     -

COVA VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 1999 and 1998

(7)      REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION, CONTINUED


                                                                        Unrealized Appreciation (Depreciation)
                                                              -------------------------------------------------------------
                                                                  Appreciation           Appreciation
                                                   Year or       (Depreciation)         (Depreciation)
                                                   Period         End of Period       Beginning of Period         Change
                                                -----------   -------------------     ------------------      -------------
         Cova Lord Abbett Growth and Income         1999          $ 140,732                    $ -               $140,732
                                                    1998                  -                      -                      -

         Cova Bond Debenture                        1999              7,497                  5,181                  2,316
                                                    1998              5,181                      -                  5,181

         Cova Developing Growth                     1999             88,047                 21,898                 66,149
                                                    1998             21,898                      -                 21,898

         Cova Large Cap Research                    1999             72,857                 11,811                 61,046
                                                    1998             11,811                      -                 11,811

         Cova Mid-Cap Value                         1999             20,332                 12,587                  7,745
                                                    1998             12,587                      -                 12,587

         Cova Quality Bond                          1999             (2,123)                   255                 (2,378)
                                                    1998                255                      -                    255

         Cova Small Cap Stock                       1999             81,861                 18,574                 63,287
                                                    1998             18,574                      -                 18,574

         Cova Large Cap Stock                       1999            106,009                 44,695                 61,314
                                                    1998             44,695                      -                 44,695

         Cova Select Equity                         1999             46,891                 65,356                (18,465)
                                                    1998             65,356                      -                 65,356

         Cova International Equity                  1999             30,034                  1,778                 28,256
                                                    1998              1,778                      -                  1,778

         AIM V.I. Value                             1999              2,049                      -                  2,049
                                                    1998                  -                      -                      -

         AIM V.I. Capital Appreciation              1999                300                      -                    300
                                                    1998                  -                      -                      -

         GACC Money Market                          1999             11,821                  4,240                  7,581
                                                    1998              4,240                      -                  4,240

         Lord Abbett Growth and Income              1999                  -                 25,472                (25,472)
                                                    1998             25,472                      -                 25,472

         Templeton Bond                             1999                  -                      -                      -
                                                    1998                  -                      -                      -

         Franklin Small Cap Investments             1999                 41                      -                     41
                                                    1998                  -                      -                      -

         Templeton  Stock                           1999                160                      -                    160
                                                    1998                  -                      -                      -

         Templeton  International                   1999                167                      -                    167
                                                    1998                  -                      -                      -

         Franklin Growth Investments                1999                 23                      -                     23

COVA VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 1999 and 1998


(8)   UNIT TRANSACTIONS
      The change in the number of units for each sub-account follows:


                                                                                     Cova
                                           ----------------------------------------------------------------------------------------
                                           Lord Abbett
                                             Growth                                 Large                                 Small
                                              and          Bond      Developing      Cap        Mid-Cap      Quality       Cap
                                             Income     Debenture      Growth      Research      Value         Bond       Stock
                                           -----------  -----------  -----------  -----------  -----------  ----------- -----------
Accumulation units:
      SPVL policies:
        Unit balance at 12/31/97                    -            -            -            -            -            -           -

          Cova units purchased                      -            -            -            -            -            -           -
          Cova units redeemed                       -            -            -            -            -            -           -
          Contract units purchased                  -            -            -            -            -            -           -
          Contract units transferred, net           -       16,292       13,928       11,988       17,077       12,531      14,067
          Contract units redeemed                   -          (98)        (202)        (204)        (225)         (37)       (402)
                                           -----------  -----------  -----------  -----------  -----------  ----------- -----------
        Unit balance at 12/31/98                    -       16,194       13,726       11,784       16,852       12,494      13,665

          Cova units purchased                      -            -            -            -            -            -           -
          Cova units redeemed                       -            -            -            -            -            -           -
          Contract units purchased                  -            -            -            -            -            -           -
          Contract units transferred, net     139,570       23,254       13,287       17,896        7,584       (4,128)      3,239
          Contract units redeemed              (4,808)        (699)        (520)        (560)        (561)        (232)       (371)
                                           -----------  -----------  -----------  -----------  -----------  ----------- -----------
        Unit balance at 12/31/99              134,762       38,749       26,493       29,120       23,875        8,134      16,533
                                           ===========  ===========  ===========  ===========  ===========  =========== ===========

COVA VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 1999 and 1998


(8)   UNIT TRANSACTIONS, CONTINUED



                                                        Cova                            AIM                   GACC     Lord Abbett
                                         ------------------------------------  --------------------------  -----------  -----------

                                          Large                                                 V.I.                      Growth
                                           Cap         Select     International   V.I.        Capital        Money         and
                                          Stock        Equity       Equity       Value      Appreciation     Market       Income
                                         ----------  -----------  -----------  -----------  -------------  -----------  -----------
Accumulation units:
      SPVL policies:
        Unit balance at 12/31/97                 -            -            -            -              -            -            -

          Cova units purchased                   -            -            -            -              -            -            -
          Cova units redeemed                    -            -            -            -              -            -            -
          Contract units purchased               -            -            -            -              -      303,667            -
          Contract units transferred, net   21,607       42,165        8,896            -              -     (205,485)      62,823
          Contract units redeemed             (405)        (554)        (347)           -              -      (55,081)        (745)
                                         ----------  -----------  -----------  -----------  -------------  -----------  -----------
        Unit balance at 12/31/98            21,202       41,611        8,549            -              -       43,101       62,078

          Cova units purchased                   -            -            -            9              9            -            -
          Cova units redeemed                    -            -            -            -              -            -            -
          Contract units purchased               -            -            -            -              -      247,255            -
          Contract units transferred, net   40,404       28,968        2,602        2,213            168     (232,315)     (62,052)
          Contract units redeemed           (1,117)      (1,545)        (287)         (20)            (1)     (13,493)         (26)
                                         ----------  -----------  -----------  -----------  -------------  -----------  -----------
        Unit balance at 12/31/99            60,489       69,034       10,864        2,202            176       44,548            -
                                         ==========  ===========  ===========  ===========  =============  ===========  ===========


      FPVUL policies:
        Unit balance at 12/31/97                                                                                    -

          Cova units purchased                                                                                      -
          Cova units redeemed                                                                                       -
          Contract units purchased                                                                                  -
          Contract units transferred, net                                                                           -
          Contract units redeemed                                                                                   -
                                                                                                           -----------
        Unit balance at 12/31/98                                                                                    -

          Cova units purchased                                                                                     10
          Cova units redeemed                                                                                       -
          Contract units purchased                                                                                  -
          Contract units transferred, net                                                                           -
          Contract units redeemed                                                                                   -
                                                                                                           -----------
        Unit balance at 12/31/99                                                                                   10
                                                                                                           ===========

COVA VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 1999 and 1998


(8)   UNIT TRANSACTIONS, CONTINUED



                                                                            Templeton
                                               -----------------------------------------------------------------------

                                                              Franklin                                    Franklin
                                                              Small Cap                                    Growth
                                                  Bond       Investments      Stock      International   Investments
                                               -----------  --------------  -----------  -------------- --------------
Accumulation units:
      SPVL policies:
        Unit balance at 12/31/97                        -               -            -               -              -

          Cova units purchased                          -               -            -               -              -
          Cova units redeemed                           -               -            -               -              -
          Contract units purchased                      -               -            -               -              -
          Contract units transferred, net               -               -            -               -              -
          Contract units redeemed                       -               -            -               -              -
                                               -----------  --------------  -----------  -------------- --------------
        Unit balance at 12/31/98                        -               -            -               -              -

          Cova units purchased                          -               -            -               -              -
          Cova units redeemed                           -               -            -               -              -
          Contract units purchased                     10              10           10              10             10
          Contract units transferred, net               -               -          196             200              -
          Contract units redeemed                       -               -           (1)             (1)             -
                                               -----------  --------------  -----------  -------------- --------------
        Unit balance at 12/31/99                       10              10          205             209             10
                                               ===========  ==============  ===========  ============== ==============







                             COVA FINANCIAL SERVICES
                     LIFE INSURANCE COMPANY AND SUBSIDIARIES
                 (a wholly owned subsidiary of Cova Corporation)

                        Consolidated Financial Statements

                        December 31, 1999, 1998, and 1997

                   (With Independent Auditors' Report Thereon)





                          INDEPENDENT AUDITORS' REPORT



     The Board of Directors and Shareholder
     Cova Financial Services Life Insurance Company:


     We have audited the accompanying consolidated balance sheets of Cova Financial Services Life Insurance Company and subsidiaries (a wholly owned subsidiary of Cova Corporation) (the Company) as of December 31, 1999 and 1998, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cova Financial Services Life Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.







     February 4, 2000

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                 (a wholly owned subsidiary of Cova Corporation)

                           Consolidated Balance Sheets

                           December 31, 1999 and 1998


                                       ASSETS                                1999           1998
                                                                          ------------   ------------
                                                                                (IN THOUSANDS)

Investments:
    Debt securities available-for-sale, at fair value (cost of
      $1,575,536 in 1999 and $1,375,198 in 1998)                        $   1,481,997      1,371,513
    Preferred stock - affiliate, at fair value                                  6,892          9,000
    Common stock, at fair value                                                    12             37
    Mortgage loans, net of allowance for potential loan loss
      of $1,090 in 1999 and $510 in 1998                                      376,147        312,865
    Policy loans                                                               27,778         26,295
    Other invested assets                                                       4,625             --
                                                                          ------------   ------------

             Total investments                                              1,897,451      1,719,710

Cash and cash equivalents - interest-bearing                                   86,038         94,770
Cash - noninterest-bearing                                                      5,893          5,008
Receivable from sale of securities                                              1,452          5,845
Accrued investment income                                                      24,992         21,505
Deferred policy acquisition costs                                             214,120        131,973
Present value of future profits                                                55,406         42,230
Goodwill                                                                       16,157         18,585
Deferred tax asset, net                                                        21,964          4,786
Receivable from OakRe                                                         336,376        720,904
Federal and state income taxes recoverable                                      1,190             --
Due from affiliates                                                                --        246,198
Other assets                                                                      741            829
Separate account assets                                                     2,537,962      1,832,396
                                                                          ------------   ------------

             Total assets                                               $   5,199,742      4,844,739
                                                                          ============   ============

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                 (a wholly owned subsidiary of Cova Corporation)

                     Consolidated Balance Sheets, Continued

                           December 31, 1999 and 1998



                       LIABILITIES AND SHAREHOLDER'S EQUITY                       1999           1998
                                                                              -------------  -------------
                                                                                    (IN THOUSANDS)

Liabilities:
    Policyholder deposits                                                   $    2,270,795      2,643,124
    Future policy benefits                                                          58,432         54,336
    Payable on return of collateral on loaned securities                            37,862         25,923
    Payable on purchase of securities                                                  516          1,040
    Due to affiliates                                                                4,220             --
    Federal and state income taxes payable                                              --            446
    Accounts payable and other liabilities                                          22,905         18,714
    Future purchase price payable to OakRe                                           2,898          6,976
    Guaranty fund assessments                                                        9,900          9,700
    Separate account liabilities                                                 2,537,652      1,832,394
                                                                              -------------  -------------

             Total liabilities                                                   4,945,180      4,592,653
                                                                              -------------  -------------


Shareholder's equity:
    Common stock, $2 par value.  Authorized
      5,000,000 shares; issued and outstanding
      2,899,466 shares in 1999 and 1998                                              5,799          5,799
    Additional paid-in capital                                                     260,491        220,491
    Retained earnings                                                               12,906         26,410
    Accumulated other comprehensive
      loss - net of tax                                                            (24,634)          (614)
                                                                              -------------  -------------

             Total shareholder's equity                                            254,562        252,086
                                                                              -------------  -------------

             Total liabilities and shareholder's equity                     $    5,199,742      4,844,739
                                                                              =============  =============


See accompanying notes to consolidated financial statements.


                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                 (a wholly owned subsidiary of Cova Corporation)

                        Consolidated Statements of Income

                  Years ended December 31, 1999, 1998, and 1997




                                                                                     1999         1998         1997
                                                                                  -----------  -----------  -----------
                                                                                             (in thousands)

Revenues:
    Premiums                                                                    $      8,468       23,875        9,368
    Net investment income                                                            131,372      127,812      111,661
    Net realized (losses) gains on sales
      of investments                                                                 (20,214)      (1,600)         563
    Separate account fees                                                             30,999       20,820       12,455
    Other income                                                                       6,142        1,197        2,400
                                                                                  -----------  -----------  -----------

             Total revenues                                                          156,767      172,104      136,447
                                                                                  -----------  -----------  -----------

Benefits and expenses:
    Interest on policyholder deposits                                                102,274       93,759       81,129
    Current and future policy benefits                                                27,409       25,225       11,496
    Operating and other expenses                                                      37,270       20,151       16,179
    Amortization of purchased
      intangible assets                                                                6,087        6,309        6,697
    Amortization of deferred policy
      acquisition costs                                                                3,621        9,393        6,307
                                                                                  -----------  -----------  -----------

             Total benefits and expenses                                             176,661      154,837      121,808
                                                                                  -----------  -----------  -----------

             (Loss) income before income taxes                                       (19,894)      17,267       14,639
                                                                                  -----------  -----------  -----------

Income tax (benefit) expense:
    Current                                                                           (2,146)      (1,576)       1,951
    Deferred                                                                          (4,244)       4,949        3,710
                                                                                  -----------  -----------  -----------

             Total income tax (benefit) expense                                       (6,390)       3,373        5,661
                                                                                  -----------  -----------  -----------

             Net (loss) income                                                  $    (13,504)      13,894        8,978
                                                                                  ===========  ===========  ===========


See accompanying notes to consolidated financial statements.

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                 (a wholly owned subsidiary of Cova Corporation)

                 Consolidated Statements of Shareholder's Equity

                  Years ended December 31, 1999, 1998, and 1997


                                                                                      1999         1998         1997
                                                                                   -----------  -----------  -----------
                                                                                              (in thousands)
Common stock, balance at beginning
    and end of period                                                            $      5,799        5,799        5,799
                                                                                   -----------  -----------  -----------

Additional paid-in capital:
    Balance at beginning of period                                                    220,491      191,491      166,491
    Capital contribution                                                               40,000       29,000       25,000
                                                                                   -----------  -----------  -----------

Balance at end of period                                                              260,491      220,491      191,491
                                                                                   -----------  -----------  -----------

Retained earnings:
    Balance at beginning of period                                                     26,410       12,516        3,538
    Net (loss) income                                                                 (13,504)      13,894        8,978
                                                                                   -----------  -----------  -----------

Balance at end of period                                                               12,906       26,410       12,516
                                                                                   -----------  -----------  -----------

Accumulated other comprehensive (loss) income:
    Balance at beginning of period                                                       (614)       2,732         (784)
    Change in unrealized (depreciation) appreciation
      of debt and equity securities                                                   (91,987)     (14,571)      14,077
    Deferred federal income tax impact                                                 12,934        1,801       (1,893)
    Change in deferred policy acquisition costs attributable
      to unrealized depreciation (appreciation)                                        39,975        6,996       (5,342)
    Change in present value of future profits
      attributable to unrealized depreciation (appreciation)                           15,058        2,428       (3,326)
                                                                                   -----------  -----------  -----------

Balance at end of period                                                              (24,634)        (614)       2,732
                                                                                   -----------  -----------  -----------

             Total shareholder's equity                                          $    254,562      252,086      212,538
                                                                                   ===========  ===========  ===========

Total comprehensive (loss) income:
    Net (loss) income                                                            $    (13,504)      13,894        8,978
    Other comprehensive (loss) income (change in net unrealized
      (depreciation) appreciation of debt and equity securities)                      (24,020)      (3,346)       3,516
                                                                                   -----------  -----------  -----------

             Total comprehensive (loss) income                                   $    (37,524)      10,548       12,494
                                                                                   ===========  ===========  ===========


See accompanying notes to consolidated financial statements.


                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                 (a wholly owned subsidiary of Cova Corporation)

                      Consolidated Statements of Cash Flows

                  Years ended December 31, 1999, 1998, and 1997


                                                                                   1999           1998           1997
                                                                              -------------  --------------  ------------
                                                                                                   (in thousands)

Reconciliations of net income to net cash provided by operating activities:
      Net income (loss)                                                     $      (13,504)         13,894         8,978
      Adjustments to reconcile net income to net
        cash provided by operating activities:
           Increase in future policy benefits                                        4,096          15,975         6,019
           Increase (decrease) in payables and
             accrued liabilities                                                     1,620          (9,419)       (9,278)
           Increase in accrued investment income                                    (1,483)           (903)       (5,591)
           Amortization of intangible assets and
             deferred policy acquisition costs                                      14,963          15,702        13,004
           Amortization and accretion of securities
             premiums and discounts                                                    (59)         (1,767)        1,664
           Decrease in recapture commissions payable to OakRe                       (4,078)         (5,197)       (4,837)
           Net SPDA benefits recaptured from RGA                                    14,043              --            --
           Net realized loss (gain) on sale of investments                          20,214           1,600          (563)
           Interest accumulated on policyholder deposits                           102,274          93,759        81,129
           (Decrease) increase in current and
             deferred federal income taxes                                          (1,360)          4,083         5,022
           Separate account net income                                                   1             (12)       (2,637)
           Commissions and expenses deferred                                       (45,793)        (50,044)      (46,142)
           Other                                                                    (8,720)         (2,011)        2,413
                                                                              -------------  --------------  ------------

             Net cash provided by operating activities                              82,214          75,660        49,181
                                                                              -------------  --------------  ------------

Cash flows from investing activities:
    Cash used in the purchase of investment securities                            (560,288)       (733,049)     (809,814)
    Proceeds from investment securities sold and matured                           478,398         642,481       382,783
    Other                                                                           (3,524)         (1,159)       15,400
                                                                              -------------  --------------  ------------

             Net cash used in investing activities                          $      (85,414)        (91,727)     (411,631)
                                                                              -------------  --------------  ------------

See accompanying notes to consolidated financial statements.


                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                 (a wholly owned subsidiary of Cova Corporation)

                Consolidated Statements of Cash Flows, Continued

                  Years ended December 31, 1999, 1998, and 1997


                                                                                  1999           1998           1997
                                                                              -------------  --------------  ------------
                                                                                                   (in thousands)

Cash flows from financing activities:
    Policyholder deposits                                                   $      740,599       1,014,075       841,174
    Transfers from OakRe                                                           441,742         812,520       637,168
    Transfer to separate accounts                                                 (404,241)       (789,872)     (450,303)
    Return of policyholder deposits                                               (878,516)       (889,202)     (597,425)
    Proceeds from security collateral on securities lending                         11,939          25,923            --
    Transfers from (to) RGA                                                         43,830        (103,175)     (120,411)
    Capital contributions received                                                  40,000          29,000        25,000
                                                                              -------------  --------------  ------------

             Net cash (used) provided by financing activities                       (4,647)         99,269       335,203
                                                                              -------------  --------------  ------------

             (Decrease) increase in cash and
               cash equivalents                                                     (7,847)         83,202       (27,247)

Cash and cash equivalents at beginning of period                                    99,778          16,576        43,823
                                                                              -------------  --------------  ------------

Cash and cash equivalents at end of period                                  $       91,931          99,778        16,576
                                                                              =============  ==============  ============


See accompanying notes to consolidated financial statements.

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                 (a wholly owned subsidiary of Cova Corporation)

                   Notes to Consolidated Financial Statements

                        December 31, 1999, 1998, and 1997





  (1)   NATURE OF BUSINESS AND ORGANIZATION

              NATURE OF THE BUSINESS

              Cova Financial Services Life Insurance Company (CFSLIC) and subsidiaries (the Company) market and service single premium deferred annuities, immediate annuities, variable annuities, term life, single premium variable universal life, and single premium whole life insurance policies. The Company is licensed to do business in 47 states and the District of Columbia. Most of the policies issued present no significant mortality nor longevity risk to the Company, but rather represent investment deposits by the policyholders. Single premium whole life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

              Under the deferred fixed annuity contracts, interest rates credited to policyholder deposits are guaranteed by the Company for periods from one to ten years, but in no case may renewal rates be less than 3%. The Company may assess surrender fees against amounts withdrawn prior to scheduled rate reset and adjust account values based on current crediting rates. Policyholders also may incur certain federal income tax penalties on withdrawals.

              Under the variable annuity contracts, policyholder deposits are allocated to various separate account sub-accounts or the general accounts. A sub-account is valued at the sum of market values of the securities in its underlying investment portfolio. The contract value allocated to a sub-account will fluctuate based on the performance of the sub-accounts. The contract value allocated to the general accounts is credited with a fixed interest rate for a specified period. The Company may assess surrender fees against amounts withdrawn prior to the end of the withdrawal charge period. Policyholders also may incur certain federal income tax penalties on withdrawals.

              Under the single premium variable life contracts, policyholder deposits are allocated to various separate account sub-accounts. The account value allocated to a sub-account will fluctuate based on the performance of the sub-accounts. The Company guarantees a minimum death benefit to be paid to the beneficiaries upon the death of the insured. The Company may assess surrender fees against amounts withdrawn prior to the end of the surrender charge period. A deferred premium tax may also be assessed against amounts withdrawn in the first ten years. Policyholders may also incur certain federal income tax penalties on withdrawals.

              Under the term life insurance policies, policyholders pay a level premium over a certain period of time to guarantee a death benefit will be paid to the beneficiaries upon the death of the insured. This policy has no cash accumulation available to the policyholder.

              Although the Company markets its products through numerous distributors, including regional brokerage firms, national brokerage firms, and banks, approximately 86%, 89%, and 73% of the Company's sales have been through two specific brokerage firms, A.
              G. Edwards & Sons, Incorporated and Edward Jones & Company, in 1999, 1998, and 1997, respectively.

              ORGANIZATION

              The Company is a wholly owned subsidiary of Cova Corporation, which is a wholly owned subsidiary of General American Life Insurance Company (GALIC), a Missouri domiciled life insurance company. GALIC is a wholly owned subsidiary of GenAmerica Corporation, which in turn is wholly owned by the ultimate parent, General American Mutual Holding Company (GAMHC). The Company owns 100% of the outstanding shares of two subsidiaries, First Cova Life Insurance Company (a New York domiciled insurance company) (FCLIC) and Cova Financial Life Insurance Company (a California domiciled insurance company) (CFLIC).

              On August 26, 1999, GAMHC entered into a definitive agreement, whereby Metropolitan Life Insurance Company (MetLife), a New York domiciled life insurance company, will acquire GenAmerica Corporation and all its holdings for $1.2 billion in cash. The purchase was approved by the Missouri Director of Insurance on November 10, 1999. The purchase, however, was not consummated as of December 31, 1999, and, as a result, these financial statements do not reflect purchase accounting treatment of this transaction.

  (2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              BASIS OF PRESENTATION

              The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts and operations of the Company. Significant intercompany transactions have been eliminated. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

              DEBT SECURITIES

              Investments in all debt securities with readily determinable market values are classified into one of three categories: held to maturity, trading, or available-for-sale. Classification of investments is based on management's current intent. All debt securities at December 31, 1999 and 1998 were classified as available-for-sale. Securities available-for-sale are carried at fair value, with unrealized holding gains and losses reported as accumulated other comprehensive income in the shareholder's equity, net of deferred effects of income tax and related effects on deferred acquisition costs and present value of future profits.

              Amortization of the discount or premium from the purchase of mortgage-backed bonds is recognized using a level-yield method which considers the estimated timing and amount of prepayments of the underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments previously anticipated and the actual prepayments received and currently anticipated. When such a difference occurs, the net investment in the mortgage-backed bond is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the bond, with a corresponding charge or credit to interest income (the "retrospective method").

              A realized loss is recognized and charged against income if the Company's carrying value in a particular investment in the available-for-sale category has experienced a significant decline in fair value that is deemed to be other than temporary.

              Investment income is recorded when earned. Realized capital gains and losses on the sale of investments are determined on the basis of specific costs of investments and are credited or charged to income. Gains or losses on financial future or option contracts which qualify as hedges of investments are treated as basis adjustments and are recognized in income over the life of the hedged investments.

              SECURITIES LENDING

              The Company recognizes on its consolidated balance sheet cash related to collateral controlled on securities lending transactions and a corresponding obligation to return such collateral at the termination of such transactions.

              PREFERRED STOCK - AFFILIATE

              Preferred stock represents an investment in nonredeemable preferred stock in GenAmerica Management Company, an affiliate. The security is carried at fair value, which is determined primarily through published quotes of trading values. Changes to adjust the carrying value are reported directly in shareholder's equity. Other-than-temporary declines below cost are recorded as realized losses.

              COMMON STOCK

              Common stock represents an investment in common stock warrants. The security is carried at fair value, which is determined primarily through published quotes of trading values. Changes to adjust the carrying value are reported directly in shareholder's equity. Other-than-temporary declines below cost are recorded as realized losses.

              MORTGAGE LOANS AND POLICY LOANS

              Mortgage loans and policy loans are carried at their unpaid principal balances. An allowance for mortgage loan losses is established based on an evaluation of the mortgage loan portfolio, past credit loss experience, and current economic conditions.

              Reserves for loans are established when the Company determines that collection of all amounts due under the contractual terms is doubtful and are calculated in conformity with Statement of Financial Accounting Standards (SFAS) No. 114, Accounting by Creditors for Impairment of a Loan, as amended by SFAS No. 118, Accounting by Creditors for Impairment of a Loan -Income Recognition and Disclosures.

              The Company had no impaired loans at December 31, 1999. The valuation allowance for potential losses on mortgage loans was $1,090,000 and $510,000 at December 31, 1999 and 1998,
              respectively.

              OTHER INVESTED ASSETS

              Other invested assets consist of investments in joint ventures in real estate.

              CASH AND CASH EQUIVALENTS

              Cash and cash equivalents include currency and demand deposits in banks, U.S. Treasury bills, money market accounts, and commercial paper with maturities under 90 days, which are not otherwise restricted.

              SEPARATE ACCOUNT ASSETS

              Separate accounts contain segregated assets of the Company that are specifically assigned to variable annuity or life policyholders in the separate accounts and are not available to other creditors of the Company. The earnings of separate account investments are also assigned to the policyholders in the separate accounts, and are not guaranteed or supported by the other general investments of the Company. The Company earns mortality and expense risk fees from the separate account and assesses withdrawal charges in the event of early withdrawals. Separate account assets are carried at fair value.

              In order to provide for optimum policyholder returns and to allow for the replication of the investment performance of existing "cloned" mutual funds, the Company has periodically transferred capital to the separate account to provide for the initial purchase of investments in new portfolios. As additional funds have been received through policyholder deposits, the Company has periodically reduced its capital investment in the separate accounts. The Company's capital investment in the separate accounts as of December 31, 1999 and 1998 is presented in note 3.

              DEFERRED POLICY ACQUISITION COSTS

              The costs of acquiring new business which vary with and are directly related to the production of new business, principally commissions, premium taxes, sales costs, and certain policy issuance and underwriting costs, are deferred. The Company sets a limit on the deferral of acquisition costs incurred from internal marketing and wholesaling operations in any year at 1% to 1.5% of premiums and deposits receipts, varying according to specific product. This limit is based on typical market rates of independent marketing service and wholesaling organizations. This practice also avoids possible deferral of costs in excess of amounts recoverable.

              The costs deferred are amortized in proportion to estimated future gross profits derived from investment income, realized gains and losses on sales of securities, unrealized securities gains and losses, interest credited to accounts, surrender fees, mortality costs, and policy maintenance expenses. The estimated gross profit streams are periodically reevaluated and the unamortized balance of deferred policy acquisition costs is adjusted to the amount that would have existed had the actual experience and revised estimates been known and applied from the inception of the policies and contracts. The amortization and adjustments resulting from unrealized gains and losses are not recognized currently in income but as an offset to the accumulated other comprehensive income component of shareholder's equity. The amortization period is the remaining life of the policies, which is estimated to be 20 years from the date of original policy issue.

              The components of deferred policy acquisition costs are shown below.

                                                                                    1999          1998          1997
                                                                                 ------------  ------------ -------------
                                                                                             (IN THOUSANDS)

              Deferred policy acquisition costs, beginning of period           $   131,973        84,326       49,833
              Commissions and costs deferred                                        45,793        50,044       46,142
              Amortization                                                          (3,621)       (9,393)      (6,307)
              Deferred policy acquisition costs attributable to
                  unrealized depreciation (appreciation) of investments             39,975         6,996       (5,342)
                                                                                 ------------  ------------ -------------

              Deferred policy acquisition costs, end of period                 $   214,120       131,973       84,326
                                                                                 ============  ============ =============

              Costs expensed that exceeded the established deferred
                  limit                                                        $     9,789         4,933        3,016
                                                                                 ============  ============ =============

              PURCHASE-RELATED INTANGIBLE ASSETS AND LIABILITIES

              In accordance with the purchase method of accounting for business combinations, two intangible assets and a future payable related to accrued purchase price consideration were established as of the date the Company was purchased by GALIC.

                  Present Value of Future Profits

                  The Company established an intangible asset which represents the present value of future profits (PVFP) to be derived from both the purchased and transferred blocks of business. Certain estimates were utilized in the computation of this asset including estimates of future policy retention, investment income, interest credited to policyholders, surrender fees, mortality costs, and policy maintenance costs discounted at a pretax rate of 18% (12% net after tax).

                  In addition, as the Company has the option of retaining its single premium deferred annuity (SPDA) policies after they reach their next interest rate reset date and are recaptured from OakRe, a component of this asset represents estimates of future profits on recaptured business. This asset will be amortized in proportion to estimated future gross profits derived from investment income, realized gains and losses on sales of securities, unrealized securities appreciation and depreciation, interest credited to accounts, surrender fees, mortality costs, and policy maintenance expenses. The estimated gross profit streams are periodically reevaluated and the unamortized balance of PVFP will be adjusted to the amount that would have existed had the actual experience and revised estimates been known and applied from inception. The amortization and adjustments resulting from unrealized appreciation and depreciation are not recognized currently in income but as an offset to the accumulated other comprehensive income reflected as a separate component of shareholder's equity. The amortization period is the remaining life of the policies, which is estimated to be 20 years from the date of original policy issue.

                  Based on current assumptions, amortization of the original in-force PVFP asset, expressed as a percentage of the original in-force asset, is projected to be 7.6%, 7.7%, 7.5%, 6.8%, and 6.4% for the years ended December 31, 2000 through 2004, respectively. Actual amortization incurred during these years may be more or less as assumptions are modified to incorporate actual results. The average crediting rate on the original in-force PVFP asset is 6.8% for 1999, 1998 and 1997.

                  The components of PVFP are shown below.

                                                                                    1999          1998          1997
                                                                                 ------------  ------------ -------------
                                                                                             (IN THOUSANDS)
                  PVFP - beginning of period                                   $    42,230        41,486        46,389
                  Interest credited                                                  2,695         2,864         3,029
                  Amortization                                                      (4,577)       (4,548)       (4,606)
                  Present value of future profits attributable to unrealized depreciation (appreciation) of investments
                                                                                    15,058         2,428        (3,326)
                                                                                 ------------  ------------ -------------

                  PVFP - end of period                                         $    55,406        42,230        41,486
                                                                                 ============  ============ =============

                  Goodwill

                  Under the push-down method of purchase accounting, the excess of purchase price over the fair value of tangible and intangible assets and liabilities acquired is established as an asset and referred to as goodwill. The Company has elected to amortize goodwill on the straight-line basis over a 20-year period. The components of goodwill are shown below.


                                                                                      1999         1998         1997
                                                                                   -----------  ------------ ------------
                                                                                              (IN THOUSANDS)

                  Goodwill - beginning of period                                 $    18,585       19,717       20,849
                  Amortization                                                        (1,132)      (1,132)      (1,132)
                  Experience adjustment to future purchase price payable to
                      OakRe                                                           (1,296)          --           --
                                                                                   -----------  ------------ ------------

                  Goodwill - end of period                                       $    16,157       18,585       19,717
                                                                                   ===========  ============ ============

                  Future Payable

                  Pursuant to the financial reinsurance agreement with OakRe, the receivable from OakRe becomes due in installments when the SPDA policies reach their next crediting rate reset date. For any recaptured policies that continue in force into the next guarantee period, the Company will pay a commission to OakRe of 1.75% up to 40% of policy account values originally reinsured and 3.50% thereafter. On policies that are recaptured and subsequently exchanged to a variable annuity policy, the Company will pay a commission to OakRe of 0.50%.

                  The Company has recorded a future payable that represents the present value of the anticipated future commission payments payable to OakRe over the remaining life of the financial reinsurance agreement discounted at an estimated borrowing rate of 6.50%. This liability represents a contingent purchase price payable for the policies transferred to OakRe on the purchase date and has been pushed down to the Company through the financial reinsurance agreement. The Company expects that this payable will be substantially extinguished by the end of the year 2000.

                  The components of this future payable are shown below.

                                                                                      1999         1998         1997
                                                                                   -----------  ------------  ----------
                                                                                              (IN THOUSANDS)

                  Future payable - beginning of period                           $     6,976       12,173       16,051
                  Interest added                                                         378          629          959
                  Payments to OakRe                                                   (3,160)      (5,826)      (4,837)
                  Experience adjustment to future purchase price
                      payable to OakRe                                                (1,296)          --           --
                                                                                   -----------  ------------ -----------

                  Future payable - end of period                                 $     2,898        6,976       12,173
                                                                                   ===========  ============ ===========

              DEFERRED TAX ASSETS AND LIABILITIES

              Xerox Financial Services, Inc. (XFSI) (previous parent of the Company) and GALIC agreed to file an election to treat the acquisition of the Company as an asset acquisition under the provisions of Internal Revenue Code Section 338(h)(10). As a result of that election, the tax basis of the Company's assets as of the date of acquisition was revalued based upon fair market values. The principal effect of the election was to establish a tax asset on the tax-basis consolidated balance sheet of approximately $37.9 million for the value of the business acquired that is amortizable for tax purposes over ten to fifteen years.

              POLICYHOLDER DEPOSITS

              The Company recognizes its liability for policy amounts that are not subject to policyholder mortality nor longevity risk at the stated contract value, which is the sum of the original deposit and accumulated interest, less any withdrawals. The average weighted interest crediting rate on the Company's policyholder deposits as of December 31, 1999 was 5.9%.

              FUTURE POLICY BENEFITS

              Reserves are held for future policy benefits that subject the Company to risks to make payments contingent upon the continued survival of an individual or couple (longevity risk). These reserves are valued at the present value of estimated future benefits discounted for interest, expenses, and mortality. The assumed mortality is the 1983 Individual Annuity Mortality Tables discounted at 4.50% to 8.00%, depending upon date of issue.

              Current mortality benefits payable are recorded for reported claims and estimates of amounts incurred but not reported.

              PREMIUM REVENUE

              The Company recognizes premium revenue at the time of issue on annuity policies that subject it to longevity risks. Amounts collected on annuity policies not subject to longevity risk are recorded as increases in the policyholder deposits liability. For term and single premium variable life products, premiums are recognized as revenue when due.

              OTHER INCOME

              Other income consists primarily of policy surrender charges and fees from a modified coinsurance agreement with GALIC.

              FEDERAL INCOME TAXES

              The Company files a consolidated income tax return with its subsidiaries. Allocations of federal income taxes are based upon separate return calculations.

              Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amount of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

              COMPREHENSIVE INCOME

              The Company reports and presents comprehensive income and its components in accordance with SFAS No. 130, Reporting Comprehensive Income. SFAS No. 130 has no impact on the Company's consolidated net income or shareholder's equity. The Company's only component of accumulated other comprehensive income relates to unrealized appreciation or depreciation on debt and equity securities held at available-for-sale.

              RISKS AND UNCERTAINTIES

              In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period.
              Actual results could differ significantly from those estimates.

              The following elements of the consolidated financial statements are most affected by the use of estimates and assumptions:

                    O    Investment valuation
                    O    Amortization of deferred policy acquisition costs
                    O    Amortization of present value of future profits
                    O    Recoverability of goodwill

              The fair value of the Company's investments is subject to the risk that interest rates will change and cause a temporary increase or decrease in the liquidation value of debt securities. To the extent that fluctuations in interest rates cause the cash flows of assets and liabilities to change, the Company might have to liquidate assets prior to their maturity and recognize a gain or loss. Interest rate exposure for the investment portfolio is managed through asset/liability management techniques which attempt to control the risks presented by differences in the probable cash flows and reinvestment of assets with the timing of crediting rate changes in the Company's policies and contracts. Changes in the estimated prepayments of mortgage-backed securities also may cause retrospective changes in the amortization period of securities and the related recognition of income.

              The amortization of deferred policy acquisition costs is based on estimates of long-term future gross profits from existing policies. These gross profits are dependent upon policy retention and lapses, the spread between investment earnings and crediting rates, and the level of maintenance expenses. Changes in circumstances or estimates may cause retrospective adjustment to the periodic amortization expense and the carrying value of the deferred expense.

              In a similar manner, the amortization of PVFP is based on estimates of long-term future profits from existing policies when the Company was purchased by GALIC and policies recaptured from OakRe. These gross profits are dependent upon policy retention and lapses, the spread between investment earnings and crediting rates, and the level of maintenance expenses. Changes in circumstances or estimates may cause retrospective adjustment to the periodic amortization expense and the carrying value of the asset.

              The Company has considered the recoverability of goodwill and has concluded that no circumstances have occurred which would give rise to impairment of goodwill at December 31, 1999.

              FAIR VALUE OF FINANCIAL INSTRUMENTS

              SFAS No. 107, Disclosures About Fair Value of Financial Instruments, applies fair value disclosure practices with regard to financial instruments, both assets and liabilities, for which it is practical to estimate fair value. In cases where quoted market prices are not readily available, fair values are based on estimates that use present value or other valuation techniques.

              These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, might not be realized in the immediate settlement of the instruments. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Because of this, and further because the value of a business is also based upon its anticipated earning power, the aggregate fair value amounts represented do not present the underlying value of the Company.

              The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

                  Cash and Cash Equivalents, Short-term Investments, and Accrued Investment Income

                  The carrying value amounts reported in the consolidated balance sheets for these instruments approximate their fair values. Short-term debt securities are considered available-for-sale.

                  Investment Securities and Mortgage Loans
                  (Including Mortgage-backed Securities)

                  Fair values of debt securities are based on quoted market prices, where available. For debt securities not actively traded, fair value estimates are obtained from independent pricing services. In some cases, such as private placements, certain mortgage-backed securities, and mortgage loans, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments (see note 3 for fair value disclosures).

                  Policy Loans

                  Fair values of policy loans approximate carrying value as the interest rates on the majority of policy loans are reset periodically and, therefore, approximate current interest rates.

                  Interest Rate Swaps and Financial Futures Contracts

                  The fair value of interest rate swaps and financial futures contracts are the amounts the Company would receive or pay to terminate the contracts at the reporting date, thereby taking into account the current unrealized gains or losses of open contracts. Amounts are based on quoted market prices or pricing models or formulas using current assumptions (see note 5 for fair value disclosures).

                  Investment Contracts

                  The Company's policy contracts require the beneficiaries to commence receipt of payments by the later of age 85 or 10 years after purchase, and substantially all permit earlier surrenders, generally subject to fees and adjustments. Fair values for the Company's liabilities for investment type contracts (policyholder deposits) are estimated as the amount payable on demand. As of December 31, 1999 and 1998, the cash surrender value of policyholder deposits was approximately $84.9 million and $103.7 million less than their stated carrying value. Of the contracts permitting surrender, substantially all provide the option to surrender without fee or adjustment during the 30 days following reset of guaranteed crediting rates. The Company has not determined a practical method to determine the present value of this option.

                  All of the Company's deposit obligations are fully guaranteed by its parent, GALIC, and the receivable from OakRe equal to the SPDA obligations is guaranteed by OakRe's parent, XFSI.

              REINSURANCE

              Effective July 25, 1999, the Company entered into a modified coinsurance reinsurance agreement with MetLife. Under the reinsurance agreement, the Company ceded life insurance and annuity business that was issued or renewed from July 25, 1999 through December 31, 1999 to MetLife amounting to $259 million. Net earnings to MetLife from that business are experience refunded to the Company. The agreement does not meet the conditions for reinsurance accounting under GAAP. In substance, the agreement represents a guarantee by MetLife of new business and renewed SPDA business during this period. There was no impact on the Company's financial statements resulting from the reinsurance transaction with MetLife.

              Effective January 1, 1998, the Company entered into a modified coinsurance financial reinsurance agreement with GALIC. The reinsurance agreement provided that the Company would reinsurance a block of "stable value" annuity business issued by GALIC on a 36% coinsurance basis amounting to $88 million and $635 million in 1999 and 1998, respectively. The agreement does not meet the conditions for reinsurance accounting under GAAP, and no assets were transferred. Effective July 1, 1999, the Company terminated the financing reinsurance agreement with GALIC. The Company recognized income of $1.6 million from this transaction in both 1999 and 1998.

              Effective January 1, 1997, the Company entered into a financial reinsurance agreement with RGA Reinsurance Company (RGA), an affiliate, related to certain of the Company's single premium deferred annuity products, and transferred assets equal to 60% of deposits received. The agreement does not meet the conditions for reinsurance accounting under GAAP. Deposits reinsured under the contract were approximately $219 million at December 31, 1998, and are reflected as policyholder deposits of the Company and a "Due from affiliate" asset in the consolidated balance sheets.

              On January 31, 1999, the Company suspended ceding new business to RGA, and on November 30, 1999, the Company recaptured all of the obligations and related investments from RGA. The Company recognized an operating expense of $12.6 million related to the recapture.

              On June 1, 1995, when GALIC formed Cova Corporation and purchased CSFLIC, then known as Xerox Financial Services Life Insurance Company (XFSLIC), from XFSI, a wholly owned subsidiary of Xerox Corporation, it entered into a financing reinsurance transaction with OakRe Life Insurance Company (OakRe), then a subsidiary of XFSLIC, for OakRe to assume the economic benefits and risks of the existing single premium deferred annuity deposits of XFSLIC. Ownership of OakRe was retained by XFSI subsequent to the sale of XFSLIC and other affiliates.

              In substance, terms of the agreement have allowed the seller, XFSI, to retain substantially all of the existing financial benefits and risks of the existing business, while the purchaser, GALIC, obtained the corporate operating and product licenses, marketing, and administrative capabilities of the Company and access to the retention of the policyholder deposit base that persists beyond the next crediting rate reset date.

              The financing reinsurance agreement entered into with OakRe as condition to the purchase of the Company does not meet the criteria for reinsurance accounting under GAAP. The net assets initially transferred to OakRe were established as a receivable and are subsequently increased as interest accrued on the underlying deposits and decrease as funds are transferred back to the Company when policies reach their crediting rate reset date or benefits are claimed. The receivable from OakRe to the Company that was created by this transaction will be liquidated over the remaining crediting rate guaranty periods which will be substantially expired by mid-year 2000, and completely by mid-year 2002. The liquidations transfer cash daily in the amount of the then current account value, less a recapture commission fee to OakRe on policies retained beyond their 30-day-no-fee surrender window by the Company, upon the next crediting rate reset date of each annuity policy. The Company may then reinvest that cash for those policies that are retained and thereafter assume the benefits and risks of those deposits.

              In the event that both OakRe and XFSI default on the receivable, the Company may draw funds from a standby bank irrevocable letter of credit established by XFSI in the amount of $500 million. No funds were drawn on this letter of credit since inception of the agreement.

              RECENTLY ISSUED ACCOUNTING STANDARD

              SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, issued in June 1998, requires all derivative financial instruments to be recorded on the balance sheet at estimated fair value. The Company's present accounting policies applies such accounting treatment only to marketable securities as defined under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and to off-balance sheet derivative instruments. SFAS No. 133 will broaden the definition of derivative instruments to include all classes of financial assets and liabilities. It also will require separate disclosure of identifiable derivative instruments embedded in hybrid securities. The change in the fair value of derivative instruments is to be recorded each period either in current earnings or other comprehensive income, depending on whether a derivative is designed as part of a hedge transaction and, if it is, on the type of hedge transaction.

              In June 1999, the FASB issued SFAS No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of SFAS No. 133. SFAS No. 137 defers for one year the effective date of Statement of SFAS No 133, Accounting for Derivative Instruments and Hedging Activities. The Company plans to adopt the provision of SFAS No. 133 effective January 1, 2001. At this time the Company does not believe it will have a material effect on the Company's consolidated financial position or results of operations.

              OTHER

              Certain 1998 and 1997 amounts have been reclassified to conform to the 1999 presentation.

  (3)  INVESTMENTS

       The Company's investments in debt and equity securities are considered available-for-sale and carried at estimated fair value, with the aggregate unrealized appreciation or depreciation being recorded as a separate component of shareholder's equity. The amortized cost, estimated fair value, and carrying value of investments at December 31, 1999 and 1998, are as follows:

                                                                               1999
                                           -----------------------------------------------------------------------------
                                                               GROSS          GROSS         ESTIMATED
                                             AMORTIZED      UNREALIZED      UNREALIZED         FAIR         CARRYING
                                               COST            GAINS          LOSSES          VALUE           VALUE
                                           --------------  -------------- --------------- --------------- --------------
                                                                          (IN THOUSANDS)
        Debt securities:
            U.S. treasury securities     $       28,209             35         (2,665)          25,579          25,579
            Government agency
            obligations                          34,121             76           (318)          33,879          33,879
            Corporate securities              1,040,309          1,901        (60,641)         981,569         981,569
            Mortgage-backed
                securities                      199,979             42         (7,335)         192,686         192,686
            Asset-backed securities             272,918            389        (25,023)         248,284         248,284
                                           --------------  -------------- --------------- --------------- --------------

                Total debt securities         1,575,536          2,443        (95,982)       1,481,997       1,481,997

        Preferred stock - affiliate               9,000             --         (2,108)           6,892           6,892
        Common stock                                 37             --            (25)              12              12
        Mortgage loans (net)                    376,147             --         (1,979)         374,168         376,147
        Other invested assets                     4,625             --             --            4,625           4,625
        Policy loans                             27,778             --             --           27,778          27,778
                                           --------------  -------------- --------------- --------------- --------------

                Total investments        $    1,993,123          2,443       (100,094)       1,895,472       1,897,451
                                           ==============  ============== =============== =============== ==============

        Company's beneficial interest
            in separate accounts
                                         $          310             --             --              310             310
                                           ==============  ============== =============== =============== ==============



                                                                               1998
                                           -----------------------------------------------------------------------------
                                                               GROSS          GROSS         ESTIMATED
                                             AMORTIZED      UNREALIZED      UNREALIZED         FAIR         CARRYING
                                               COST            GAINS          LOSSES          VALUE           VALUE
                                           --------------  -------------- --------------- --------------- --------------
                                                                          (IN THOUSANDS)
        Debt securities:
            U.S. treasury securities     $       28,288            249            (84)          28,453          28,453
            Government agency
            obligations                          53,869          1,015             (1)          54,883          54,883
            Corporate securities                902,139         16,583        (24,799)         893,923         893,923
            Mortgage-backed
                securities                      253,704          2,118         (1,570)         254,252         254,252
            Asset-backed securities             137,198          3,087           (283)         140,002         140,002
                                           --------------  -------------- --------------- --------------- --------------

                Total debt securities         1,375,198         23,052        (26,737)       1,371,513       1,371,513

        Preferred stock - affiliate               9,000             --             --            9,000           9,000
        Common stock                                 37             --             --               37              37
        Mortgage loans (net)                    312,865         17,500             --          330,365         312,865
        Policy loans                             26,295             --             --           26,295          26,295
                                           --------------  -------------- --------------- --------------- --------------

                Total investments        $    1,723,395         40,552        (26,737)       1,737,210       1,719,710
                                           ==============  ============== =============== =============== ==============

        Company's beneficial interest
            in separate accounts
                                         $            2             --             --                2               2
                                           ==============  ============== =============== =============== ==============


        The amortized cost and estimated fair value of debt securities at December 31, 1999, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities will be substantially shorter than their contractual maturity because they require monthly principal installments and mortgagees may prepay principal.



                                                                           1999
                                                                ------------------------------
                                                                                 ESTIMATED
                                                                 AMORTIZED         FAIR
                                                                    COST          VALUE
                                                                --------------  --------------
                                                                      (IN THOUSANDS)

        Less than one year                                    $       65,222          65,553
        Due after one year through five years                        513,181         488,850
        Due after five years through ten years                       504,184         465,079
        Due after ten years                                          292,970         269,828
        Mortgage-backed securities                                   199,979         192,687
                                                                --------------  --------------

                      Total                                   $    1,575,536       1,481,997
                                                                ==============  ==============

        At December 31, 1999, approximately 91.1% of the Company's debt securities are investment grade or are nonrated but considered to be of investment grade. Of the 8.9% noninvestment grade debt securities, 7.3% are rated as BB, 0.8% are rated as B, and 0.8% are rated C and treated as impaired.

        At December 31, 1999, the Company had nine impaired debt securities with estimated fair value of $9.4 million, of which seven debt securities, with estimated fair value of $8.1 million, became non-income producing in 1999. At December 31, 1998, the Company had two impaired debt securities with estimated value of $2.1 million, of which one debt security, with estimated fair value of $0.5 million, became non-income producing.

        The Company participates in a securities lending program whereby certain securities are loaned to third parties, primarily major brokerage firms. The agreement with a custodian bank facilitating such lending requires a minimum of 102% of the initial market value of the domestic loaned securities to be maintained in a collateral pool. To further minimize the credit risk related to this lending program, the Company monitors the financial condition of the counterparties to these agreements. Securities loaned at December 31, 1999 had market values totaling $36,957,975. Cash of $37,861,652 was held as collateral to secure this agreement. Income on the Company's security lending program in 1999 was immaterial.

        The components of investment income, realized capital gains (losses), and unrealized appreciation (depreciation) are as follows:

                                                                                    1999          1998          1997
                                                                                 ------------  ------------ -------------
                                                                                             (IN THOUSANDS)
        Income on debt securities                                              $   100,969        94,876        84,203
        Income on cash and cash equivalents                                          2,459         2,720         2,265
        Income on equity securities                                                    563            --            --
        Interest on mortgage loans                                                  27,161        28,650        24,890
        Income on real estate                                                          103            --            --
        Income on policy loans                                                       2,136         1,980         1,852
        Income on separate account investments                                          --            13         2,637
        Loss on derivatives                                                             --            --        (2,035)
        Miscellaneous interest                                                         335         1,715          (215)
                                                                                 ------------  ------------ -------------

                      Total investment income                                      133,726       129,954       113,597
        Investment expenses                                                         (2,354)       (2,142)       (1,936)
                                                                                 ------------  ------------ -------------

                      Net investment income                                    $   131,372       127,812       111,661
                                                                                 ============  ============ =============


        Net realized capital (losses) gains are as follows:
            Debt securities                                                    $   (20,011)       (1,600)         537
            Equity securities                                                            3            --           --
            Mortgage loans                                                              --            --           27
            Real estate                                                                (38)           --           --
            Other investments                                                         (168)           --           (1)
                                                                                 ------------  ------------ -------------

                      Net realized (losses) gains on investments               $   (20,214)       (1,600)         563
                                                                                 ============  ============ =============



                                                                                              1999           1998
                                                                                          --------------  --------------
                                                                                                (IN THOUSANDS)

        Unrealized appreciation (depreciation) are as follows:
            Debt securities                                                             $      (93,540)         (3,685)
            Preferred stock - affiliate                                                         (2,108)             --
            Common stock                                                                           (25)             --
            Effects on deferred acquisition costs amortization                                  43,190           3,215
            Effects on PVFP amortization                                                        14,585            (473)

                                                                                          --------------  --------------

               Unrealized depreciation before income tax                                       (37,898)           (943)

               Unrealized income tax benefit                                                    13,264             329
                                                                                          --------------  --------------

               Unrealized depreciation on investments                                   $      (24,634)           (614)
                                                                                          ==============  ==============

        Proceeds from sales, redemptions, and paydowns of investments in debt securities during 1999 were $439,069,999. Gross gains of $2,445,497 and gross losses of $22,456,541 were realized on those sales. Included in these amounts were $500,674 of gross gains and $1,938,767 of gross losses realized on the sale of noninvestment grade securities. Net realized losses include a 1999 impairment adjustment totaling $18,768,778 related to ten debt securities held by the Company.

        Proceeds from sales, redemptions, and paydowns of investments in debt securities during 1998 were $486,264,174. Gross gains of $5,102,040 and gross losses of $6,601,099 were realized on those sales. Included in these amounts were $1,002,539 of gross gains and $6,011,305 of gross losses realized on the sale of noninvestment grade securities. Net realized losses include a 1998 impairment adjustment totaling approximately $100,000 related to two debt securities held by the Company.

        Proceeds from sales, redemptions, and paydowns of investments in debt securities during 1997 were $358,658,091. Gross gains of $1,765,242 and gross losses of $254,493 were realized on those sales. Included in these amounts were $681,159 of gross gains and $122,480 of gross losses realized on the sale of noninvestment grade securities. Net realized gains include a 1997 impairment adjustment totaling approximately $974,000 related to one debt security held by the Company.

        Securities with a carrying value of approximately $7,019,456 at December 31, 1999 were deposited with government authorities as required by law.

(4)     SECURITIES GREATER THAN 10% OF SHAREHOLDER'S EQUITY

        The Company does not have any individual security that exceeds 10% of shareholder's equity at December 31, 1999 and 1998.

(5)     FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

        A derivative financial instrument, in very general terms, refers to a security whose value is derived from the value of an underlying asset, reference rate, or index.

        The Company has a variety of reasons to use derivative instruments, such as to attempt to protect the Company against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity, and duration. All of the Company's holdings are marked to fair value monthly with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when the disposition closes a hedge. In this instance, the gain or loss adjusts the unamortized cost of the hedged security, and the resulting premium or discount is amortized or accreted over the remaining life of the hedge security.

        Summarized below are the specific types of derivative instruments used by the Company.

              INTEREST RATE SWAPS

              Under interest rate swaps, the Company agrees with counterparties to exchange, at specific intervals, the payments between floating and fixed-rate interest amounts calculated by reference to notional amounts. Net interest payments are recognized within net investment income in the consolidated statement of income.

              At December 31, 1999, the Company does not have any outstanding interest rate swap agreements. The swap agreements outstanding at December 31, 1998 were terminated during 1999 by the counterparties at a loss of $167,500 to the Company.

              At December 31, 1998, the Company had two outstanding interest rate swap agreements which would have expired in 2002 and 2003. Under the agreements, the Company received a fixed rate of 6.63% and 6.70% on a notional amount of $7 and $8 million, respectively, and paid a floating rate based on London Interbank Offered Rate (LIBOR). The estimated fair value of the agreements at December 31, 1998 was a net unrealized gain of approximately $0.6 million which is recognized in the accompanying consolidated balance sheet.

              FUTURES

              In order to limit exposure to market fluctuations related to temporary seed money invested within the separate account, the Company entered into financial futures contracts on the S&P 500 index during 1997. No financial futures contracts were held during 1999 or 1998. The Company recorded $-0-, $-0-, and $2,035,309 of losses from terminated contracts as a component of net investment income during 1999, 1998, and 1997, respectively. The Company also recorded gains of $-0-, $-0-, and $2,636,999 as a component of net investment income from market appreciation on the underlying hedged securities within the separate account during 1999, 1998, and 1997, respectively.

              A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Company maintains, in a segregated account with its custodian, securities with a value equal to an agreed upon portion of the notional obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker daily based upon changes in the value of the contract with the related income or loss reflected in the consolidated statement of income as a contra to changes in fair value of the hedged securities.

              The Company is exposed to credit related risk in the event of nonperformance by counterparties to financial instruments but does not expect any counterparties to fail to meet their obligations. It is the Company's policy to deal only with highly rated companies.

  (6)   COMPREHENSIVE INCOME

        The components of comprehensive income are as follows:

                                                                                    1999          1998          1997
                                                                                 ------------  ------------ -------------
                                                                                             (IN THOUSANDS)
        Net (loss) income                                                      $   (13,504)       13,894        8,978
                                                                                 ------------  ------------ -------------
        Other comprehensive (loss) income, before tax -
            unrealized (depreciation) appreciation of debt and
               equity securities arising during period:
                  Unrealized holding (depreciation) appreciation
                      of debt and equity securities                                (71,773)      (12,971)      13,514
                  Adjustment to deferred acquisition costs
                      attributable to unrealized depreciation
                      (appreciation)                                                31,191         6,228       (5,128)
                  Adjustment to PVFP attributable to unrealized
                      depreciation (appreciation)                                   11,749         2,161       (3,193)
                                                                                 ------------  ------------ -------------

                       Total unrealized (depreciation) appreciation
                          arising during period                                    (28,833)       (4,582)       5,193
                                                                                 ------------  ------------ -------------

            Less reclassification adjustments for realized losses (gains)
               included in net income:
                  Adjustment for losses (gains) included in
                      net realized (losses) gains on sales
                      of investments                                                20,214         1,600         (563)
                  Adjustment for (gains) losses included in
                      amortization of deferred acquisition costs                    (8,784)         (768)         214
                  Adjustment for (gains) losses included in
                      amortization of PVFP                                          (3,309)         (267)         133
                                                                                 ------------  ------------ -------------

                       Total reclassification adjustments for losses
                          (gains) included in net income                             8,121           565         (216)
                                                                                 ------------  ------------ -------------

                       Other comprehensive (loss) income before related
                          income tax (benefit) expense                             (36,954)       (5,147)       5,409

        Related income tax (benefit) expense                                       (12,934)       (1,801)       1,893
                                                                                 ------------  ------------ -------------

                       Other comprehensive (loss) income, net of tax               (24,020)       (3,346)       3,516
                                                                                 ------------  ------------ -------------

                       Comprehensive (loss) income                             $   (37,524)       10,548       12,494
                                                                                 ============  ============ =============

  (7)   POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS

        The Company has no direct employees and no retired employees. All personnel used to support the operations of the Company are supplied under contract by Cova Life Management Company (CLMC), a wholly owned subsidiary of Cova Corporation. The Company is allocated a portion of certain health care and life insurance benefits for future retired employees of CLMC. In 1999, 1998, and 1997, the Company was allocated a portion of benefit costs including severance pay, accumulated vacations, and disability benefits. At December 31, 1999, CLMC had no retired employees nor any employees fully eligible for retirement and had no disbursements for such benefit commitments. The expense arising from these obligations is not material.

  (8)   INCOME TAXES

        The Company will file a consolidated federal income tax return with its wholly owned subsidiaries, CFLIC and FCLIC. Amounts payable or recoverable related to periods before June 1, 1995 are subject to an indemnification agreement with XFSI, which has the effect that the Company is not at risk for any income taxes nor entitled to recoveries related to those periods, except for approximately $0.2 million of state income tax recoveries.

        Income taxes are recorded in the consolidated statement of income and directly in certain shareholder's equity accounts. Income tax expense for the years ended December 31 is allocated as follows:

                                                                                    1999          1998          1997
                                                                                 ------------  ------------ -------------
                                                                                             (IN THOUSANDS)
        Statements of income:
            Operating (loss) income (excluding realized
               investment gains and losses)                                    $   (4,830)        3,906       5,464
            Realized investment (losses) gains                                     (1,560)         (533)        197
                                                                                 ------------  ------------ -------------

                 Income tax (benefit) expense
                   included in the consolidated
                   statements of income                                            (6,390)        3,373       5,661

        Shareholder's equity -
            change in deferred federal income
               taxes related to unrealized (depreciation)
               appreciation on securities                                         (12,934)       (1,801)      1,893
                                                                                 ------------  ------------ -------------

                 Total income tax (benefit) expense                            $  (19,324)        1,572       7,554
                                                                                 ============  ============ =============

        The actual federal income tax expense differed from the expected tax expense computed by applying the U.S. federal statutory rate to income before taxes on income as follows:

                                                               1999                  1998                  1997
                                                        --------------------- --------------------- --------------------
                                                                               (IN THOUSANDS)

        Computed expected tax (benefit) expense       $  (6,963)   (35.0)%  $   6,043      35.0%  $   5,124    35.0%
        State income taxes, net                             (10)       --          (8)       --         (33)   (0.2)
        Amortization of intangible assets                   396      2.0          396       2.3         396     2.7
        Dividend received deduction - separate
            account                                      (2,175)   (10.9)      (3,183)    (18.5)         --     --
        Valuation allowance for permanent impairments
                                                          2,996     15.0           --        --          --     --
        Return to provision adjustment                     (759)    (3.8)          --        --          --     --
        Other                                               125      0.6          125       0.7         174    1.2
                                                        --------- ----------- ---------- ---------- --------- ----------

                     Total                            $  (6,390)   (32.1)%   $  3,373      19.5%  $   5,661    38.7%
                                                        ========= ==========  ========== ========== ========= ==========

        The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1999 and 1998 follows:

                                                                                                  1999         1998
                                                                                               -----------  ------------
                                                                                                    (IN THOUSANDS)
        Deferred tax assets:
            Policy reserves                                                                  $    31,657       31,003
            Liability for commissions on recapture                                                 1,014        2,896
            Tax basis of intangible assets purchased                                               4,577        5,351
            DAC "Proxy Tax"                                                                       23,832       20,619
            Permanent impairments                                                                  5,482           --
            Unrealized depreciation on investments                                                13,264          330
            Net operating and capital loss                                                         8,519           --
            Other deferred tax assets                                                              7,294        2,690
                                                                                               -----------  ------------

               Total deferred tax assets                                                          95,639       62,889
            Valuation allowance - permanent impairments                                           (2,996)           --
                                                                                               -----------  ------------
                      Total deferred tax assets, net of valuation allowance                       92,643       62,889

        Deferred tax liabilities:
            PVFP                                                                                  10,507       11,013
            Deferred policy acquisition costs                                                     59,825       46,190
            Other deferred tax liabilities                                                           347          900
                                                                                               -----------  ------------

                      Total deferred tax liabilities                                              70,679       58,103
                                                                                               -----------  ------------

                      Net deferred tax assets                                                $    21,964        4,786
                                                                                               ===========  ============

        A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. As of December 31, 1999, the Company has provided a 55% valuation allowance against the deferred tax asset related to the permanent impairments, based on income projections for future years. Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the remaining deferred tax asset.

  (9)   RELATED-PARTY TRANSACTIONS

        On December 31, 1997, Cova Life Management Company (CLMC) and Navisys Incorporated (Navisys), both affiliated companies, purchased certain assets of Johnson & Higgins/Kirke Van Orsdel, Inc. (J&H/KVI), an unaffiliated Delaware corporation, for $2,500,000, and merged them into Cova Life Administrative Service Company (CLASC), a joint subsidiary of CLMC and Navisys. Navisys purchased 51% of CLASC, and the remaining 49% was purchased by CLMC. The purchased assets are the administrative and service systems and organization that provide the policy service functions for the Company's life and annuity products. On October 31, 1999, CLMC purchased the remaining 51% interest in CLASC from Navisys for $1,184,414.

        The Company has entered into management, operations, and servicing agreements with its affiliated companies. The affiliated companies are CLMC, a Delaware corporation, which provides management services and the employees necessary to conduct the activities of the Company; Conning Asset Management, which provides investment advice; and CLASC, which provides underwriting, policy issuance, claims, and other policy administration functions. Additionally, a portion of overhead and other corporate expenses is allocated by the Company's parent, GALIC. Expenses and fees paid to affiliated companies in 1999, 1998, and 1997 for the Company were $28,995,330, $20,923,330, and $9,400,517, respectively.

        In 1999 and 1998, the Company's affiliate, CLMC, received approximately $3.9 million and $3.2 million, respectively, in advisory fees from GALIC related to advisory services on GALIC's individual annuity products.

(10)    STATUTORY SURPLUS AND DIVIDEND RESTRICTION

        GAAP differs in certain respects from the accounting practices prescribed or permitted by insurance regulatory authorities (statutory accounting principles).

        The major differences arise principally from the immediate expense recognition of policy acquisition costs and intangible assets for statutory reporting, determination of policy reserves based on different discount rates and methods, the recognition of deferred taxes under GAAP reporting, the nonrecognition of financial reinsurance for GAAP reporting, the establishment of an asset valuation reserve as a contingent liability based on the credit quality of the Company's investment securities, and an interest maintenance reserve as an unearned liability to defer the realized gains and losses of fixed income investments presumably resulting from changes to interest rates and amortize them into income over the remaining life of the investment sold. In addition, adjustments to record the carrying values of debt securities and certain equity securities at fair value are applied only under GAAP reporting, and capital contributions in the form of notes receivable from an affiliated company are not recognized under GAAP reporting.

        Purchase accounting creates another difference as it requires the restatement of GAAP assets and liabilities to their estimated fair values at the date of purchase and shareholder's equity to the net purchase price.
        Statutory accounting does not recognize the purchase method of accounting.

        As of December 31, the differences between statutory capital and surplus and shareholder's equity determined in conformity with GAAP are as follows:

                                                                                               1999          1998
                                                                                            -------------  -------------
                                                                                                  (IN THOUSANDS)

        Statutory capital and surplus                                                    $      102,041        104,740
        Reconciling items:
            GAAP investment valuation reserves                                                   (1,090)          (510)
            Statutory asset valuation reserve                                                     7,362         19,206
            Statutory interest maintenance reserve                                                6,466          5,983
            GAAP investment adjustments to fair value                                           (95,673)        (3,685)
            GAAP deferred policy acquisition costs                                              214,120        131,973
            GAAP basis policy reserves                                                          (57,802)       (52,305)
            GAAP deferred federal income taxes (net)                                             21,964          4,786
            GAAP guarantee assessment adjustment                                                 (9,900)        (9,700)
            GAAP goodwill                                                                        16,157         18,585
            GAAP present value of future profits                                                 55,406         42,230
            GAAP future purchase price payable                                                   (2,898)        (6,976)
            Other                                                                                (1,591)        (2,241)
                                                                                            -------------  -------------

                  GAAP shareholder's equity                                              $      254,562        252,086
                                                                                            =============  =============

        Statutory net losses for CFSLIC for the years ended December 31, 1999, 1998, and 1997 were $46,095,427, $2,830,105, and $9,816,357, respectively.

        The maximum amount of dividends which can be paid by State of Missouri insurance companies to shareholders without prior approval of the insurance commissioner is the greater of 10% of statutory earned surplus or statutory net gain from operations for the preceding year. Due to the 1999 statutory net loss and the Company's negative earned surplus at December 31, 1999, no dividends are permissible in 2000 without prior approval of the insurance commissioner.

        The National Association of Insurance Commissioners has developed certain risk based capital (RBC) requirements for life insurers. If prescribed levels of RBC are not maintained, certain actions may be required on the part of the Company or its regulators. At December 31, 1999, the Company's total adjusted capital and authorized control level RBC were $109,402,439 and $28,033,662 respectively. This level of adjusted capital qualifies under all tests.

(11)    GUARANTY FUND ASSESSMENTS

        The Company participates with life insurance companies licensed throughout the United States in associations formed to guarantee benefits to policyholders of insolvent life insurance companies. Under state laws, as a condition for maintaining the Company's authority to issue new business, the Company is contingently liable for its share of claims covered by the guaranty associations for insolvencies incurred through 1999, but for which assessments have not yet been determined nor assessed, to a maximum in each state generally of 2% of statutory premiums per annum in the given state. Most states then permit recovery of assets as a credit against premium taxes over, most commonly, five years.

        In November 1999, the National Organization of Life and Health Guaranty Associations distributed a study of the major outstanding industry insolvencies, with estimates of future assessments by state. Based on this study, the Company has accrued a liability for approximately $9,900,000 in future assessments on insolvencies that occurred before December 31, 1999. Under the coinsurance agreement between the Company and OakRe (see note 1), OakRe is required to reimburse the Company for any future assessments that it pays which relate to insolvencies occurring prior to June 1, 1995. As such, the Company has recorded a receivable from OakRe for approximately $9,900,000. The Company paid approximately $36,000, $1,500,000, and $3,000,000 in guaranty fund assessments in 1999, 1998, and 1997, respectively. These payments were substantially reimbursed by OakRe. At the same time, the Company is liable to OakRe for 80% of any future premium tax recoveries that are realized from any such assessments and may retain the remaining 20%. The credits retained for 1999, 1998 and 1997 were not material.

(12)    SUBSEQUENT EVENT

        The purchase of GenAmerica Corporation and subsidiary, including the Company, by MetLife was completed on January 6, 2000. On that date also, the Company's modified coinsurance agreement with MetLife was suspended for subsequent business.





APPENDIX A
ILLUSTRATION OF POLICY VALUES



In order to show you how the Policy works, we created some hypothetical examples. We chose two males ages 55 and 70 and a husband and wife age 65. Our hypothetical insureds are in good health which means the Policy would be issued with standard rates. The initial premium was $10,000 and is 100% of the Maximum Premium Limit.

There are three illustrations - all of which are based on the above. We also assumed that the underlying investment portfolio had gross rates of return of 0%, 6%, 12%. This means that the underlying investment portfolio would earn these rates of return before the deduction of the advisory fee and operating expenses. When these costs are taken into account, the net annual investment return rates (net of an average of .86% for these charges) are approximately -.86%, 5.14% and 11.14%.

It is important to be aware that this illustration assumes a level rate of return for all years. If the actual rate of return moves up and down over the years instead of remaining level, this may make a big difference in the long-term investment results of your Policy. In order to properly show you how the Policy actually works, we calculated values for the Account Value, Cash Surrender Value and the net death benefit. The net death benefit is the death benefit minus any outstanding loans and loan interest accrued. We used the charges we described in the Expenses Section of the Prospectus. These charges are:

(1) mortality and expense risk charge equal to an annual rate of 0.90% of the Account Value in the investment portfolios for the first ten years and 0.50% annually after that;

(2) an administrative charge equal to an annual rate of 0.40% of the Account Value;

(3) a tax expense charge equal to an annual rate of 0.40% of the Account Value for the first 10 years;

(4) any surrender charges or deferred premium tax charge which may be applicable in determining the Cash Surrender Values; and

(5)  the policy maintenance charge.

We also deducted for the cost of insurance based on both the current charges and the guaranteed charges.

There is also a column labeled "Premiums Accumulated at 5% Interest Per Year." This shows how $10,000 grows if it was invested at 5% per year.

We will furnish you, upon request, a comparable personalized illustration reflecting the proposed insured's age, risk classification, Face Amount, the proposed initial premium, and reflecting both the current cost of insurance and the guaranteed cost of insurance.

APPENDIX A
ILLUSTRATION OF POLICY VALUES (continued)


                 Cova Financial Services Life Insurance Company


                 Modified Single Premium Variable Life Insurance


                            Hypothetical Illustration





                               Single Life Option


                     Male, Issue Age 55, Standard Rate Class


                  $10,000 Single Premium Face Amount of $27,290





           Assuming Hypothetical Gross Annual Investment return of 0%











                         CURRENT CHARGES*                                                     GUARANTEED CHARGES**
                         ----------------                                                     --------------------





                        Premiums
                     Accumulated


      End of               at 5%                       Cash               Net                               Cash               Net
      Policy            Interest   Account        Surrender             Death           Account        Surrender             Death
       Year             Per Year     Value            Value           Benefit             Value            Value           Benefit
       ----             --------     -----            -----           -------             -----            -----           -------

        1                 10,500     9,654            8,788            27,290             9,528            8,674            27,290


        2                 11,025     9,319            8,508            27,290             9,044            8,260            27,290


        3                 11,576     8,994            8,237            27,290             8,548            7,832            27,290


        4                 12,155     8,680            8,089            27,290             8,036            7,493            27,290


        5                 12,763     8,375            7,902            27,290             7,506            7,087            27,290


        6                 13,401     8,081            7,717            27,290             6,954            6,646            27,290


        7                 14,071     7,795            7,533            27,290             6,375            6,166            27,290


        8                 14,775     7,519            7,351            27,290             5,763            5,639            27,290


        9                 15,513     7,251            7,170            27,290             5,111            5,057            27,290


        10                16,289     6,992            6,992            27,290             4,413            4,413            27,290





        15                20,789     6,055            6,055            27,290                51               51            27,290


        20                26,533     5,224            5,224            27,290                 0                0                 0


        25                33,864     4,488            4,488            27,290                 0                0                 0


        30                43,219     3,835            3,835            27,290                 0                0                 0

    *    These values reflect investment results using current cost of insurance rates.


    **  These values reflect investment results using guaranteed cost of insurance rates.

     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.







                 Cova Financial Services Life Insurance Company


                 Modified Single Premium Variable Life Insurance


                            Hypothetical Illustration





                               Single Life Option


                     Male, Issue Age 55, Standard Rate Class


                  $10,000 Single Premium Face Amount of $27,290





           Assuming Hypothetical Gross Annual Investment return of 6%











                         CURRENT CHARGES*                                                     GUARANTEED CHARGES**
                         ----------------                                                     --------------------





                        Premiums
                     Accumulated


      End of               at 5%                       Cash               Net                               Cash               Net
      Policy            Interest   Account        Surrender             Death           Account        Surrender             Death
       Year             Per Year     Value            Value           Benefit             Value            Value           Benefit

        1                 10,500    10,235            9,335            27,290            10,110            9,210            27,290


        2                 11,025    10,476            9,601            27,290            10,206            9,331            27,290


        3                 11,576    10,724            9,874            27,290            10,289            9,439            27,290


        4                 12,155    10,978           10,288            27,290            10,355            9,665            27,290


        5                 12,763    11,238           10,663            27,290            10,403            9,828            27,290


        6                 13,401    11,506           11,046            27,290            10,430            9,970            27,290


        7                 14,071    11,781           11,436            27,290            10,431           10,086            27,290


        8                 14,775    12,063           11,833            27,290            10,401           10,171            27,290


        9                 15,513    12,353           12,238            27,290            10,336           10,221            27,290


        10                16,289    12,650           12,650            27,290            10,229           10,229            27,290





        15                20,789    14,845           14,845            27,290             9,300            9,300            27,290


        20                26,533    17,449           17,449            27,290             5,800            5,800            27,290


        25                33,864    20,538           20,538            27,290                 0                0                 0


        30                43,219    24,202           24,202            27,290                 0                0                 0

    *    These values reflect investment results using current cost of insurance rates.


    **  These values reflect investment results using guaranteed cost of insurance rates.


     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.










                 Cova Financial Services Life Insurance Company


                 Modified Single Premium Variable Life Insurance


                            Hypothetical Illustration





                               Single Life Option


                     Male, Issue Age 55, Standard Rate Class


                    $10,000 Single Premium Face Amount of $27,290





           Assuming Hypothetical Gross Annual Investment return of 12%











                         CURRENT CHARGES*                                                     GUARANTEED CHARGES**
                         ----------------                                                     --------------------





                        Premiums
                     Accumulated


      End of               at 5%                       Cash               Net                               Cash               Net
      Policy            Interest   Account        Surrender             Death           Account        Surrender             Death
       Year             Per Year     Value            Value           Benefit             Value            Value           Benefit
       ----             --------     -----            -----           -------             -----            -----           -------

        1                 10,500    10,816            9,916            27,290            10,691            9,791            27,290


        2                 11,025    11,701           10,826            27,290            11,437           10,562            27,290


        3                 11,576    12,661           11,811            27,290            12,244           11,394            27,290


        4                 12,155    13,702           13,012            27,290            13,118           12,428            27,290


        5                 12,763    14,831           14,256            27,290            14,068           13,493            27,290


        6                 13,401    16,055           15,595            27,290            15,103           14,643            27,290


        7                 14,071    17,384           17,039            27,290            16,232           15,887            27,290


        8                 14,775    18,824           18,594            27,290            17,469           17,239            27,290


        9                 15,513    20,387           20,272            27,290            18,826           18,711            27,290


        10                16,289    22,083           22,083            27,290            20,324           20,324            27,290





        15                20,789    34,449           34,449            39,960            31,610           31,610            36,667


        20                26,533    53,968           53,968            57,746            49,478           49,478            52,942


        25                33,864    85,356           85,356            89,623            78,254           78,254            82,167


        30                43,219   133,694          133,694           140,378           122,449          122,449           128,571

    *    These values reflect investment results using current cost of insurance rates.


    **  These values reflect investment results using guaranteed cost of insurance rates.



     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.




                 Cova Financial Services Life Insurance Company


                 Modified Single Premium Variable Life Insurance


                            Hypothetical Illustration





                               Single Life Option


                     Male, Issue Age 70, Standard Rate Class


                  $10,000 Single Premium Face Amount of $17,020





           Assuming Hypothetical Gross Annual Investment return of 0%











                         CURRENT CHARGES*                                                     GUARANTEED CHARGES**
                         ----------------                                                     --------------------





                        Premiums
                     Accumulated


      End of               at 5%                       Cash               Net                               Cash               Net
      Policy            Interest   Account        Surrender             Death           Account        Surrender             Death
       Year             Per Year     Value            Value           Benefit             Value            Value           Benefit
       ----             --------     -----            -----           -------             -----            -----           -------

        1                 10,500     9,654            8,788            17,020             9,420            8,577            17,020


        2                 11,025     9,319            8,508            17,020             8,799            8,038            17,020


        3                 11,576     8,994            8,237            17,020             8,125            7,448            17,020


        4                 12,155     8,680            8,089            17,020             7,385            6,892            17,020


        5                 12,763     8,375            7,902            17,020             6,565            6,205            17,020


        6                 13,401     8,081            7,717            17,020             5,648            5,406            17,020


        7                 14,071     7,795            7,533            17,020             4,614            4,471            17,020


        8                 14,775     7,519            7,351            17,020             3,441            3,375            17,020


        9                 15,513     7,251            7,170            17,020             2,102            2,086            17,020


        10                16,289     6,992            6,992            17,020               558              558            17,020





        15                20,789     6,055            6,055            17,020                 0                0                 0


        20                26,533     5,224            5,224            17,020                 0                0                 0


        25                33,864     4,488            4,488            17,020                 0                0                 0


        30                43,219     3,835            3,835            17,020                 0                0                 0

    *    These values reflect investment results using current cost of insurance rates.


    **  These values reflect investment results using guaranteed cost of insurance rates.



     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.





                 Cova Financial Services Life Insurance Company


                 Modified Single Premium Variable Life Insurance


                            Hypothetical Illustration





                               Single Life Option


                     Male, Issue Age 70, Standard Rate Class


                  $10,000 Single Premium Face Amount of $17,020





           Assuming Hypothetical Gross Annual Investment return of 6%











                         CURRENT CHARGES*                                                     GUARANTEED CHARGES**
                         ----------------                                                     --------------------





                        Premiums
                     Accumulated


      End of               at 5%                      Cash               Net                               Cash               Net
      Policy            Interest  Account        Surrender             Death           Account        Surrender             Death
       Year             Per Year    Value            Value           Benefit             Value            Value           Benefit
       ----             --------    -----            -----           -------             -----            -----           -------


        1                 10,500   10,235            9,335            17,020            10,007            9,107            17,020


        2                 11,025   10,476            9,601            17,020             9,984            9,111            17,020


        3                 11,576   10,724            9,874            17,020             9,926            9,083            17,020


        4                 12,155   10,978           10,288            17,020             9,823            9,146            17,020


        5                 12,763   11,238           10,663            17,020             9,668            9,113            17,020


        6                 13,401   11,506           11,046            17,020             9,449            9,016            17,020


        7                 14,071   11,781           11,436            17,020             9,155            8,841            17,020


        8                 14,775   12,063           11,833            17,020             8,771            8,572            17,020


        9                 15,513   12,353           12,238            17,020             8,280            8,187            17,020


        10                16,289   12,650           12,650            17,020             7,655            7,655            17,020





        15                20,789   14,845           14,845            17,020             1,024            1,024            17,020


        20                26,533   17,449           17,449            18,321                 0                0                 0


        25                33,864   20,626           20,626            20,832                 0                0                 0


        30                43,219   24,463           24,463            24,707                 0                0                 0

    *    These values reflect investment results using current cost of insurance rates.


    **  These values reflect investment results using guaranteed cost of insurance rates.




     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.






                 Cova Financial Services Life Insurance Company


                 Modified Single Premium Variable Life Insurance


                            Hypothetical Illustration





                               Single Life Option


                     Male, Issue Age 70, Standard Rate Class


                  $10,000 Single Premium Face Amount of $17,020





           Assuming Hypothetical Gross Annual Investment return of 12%











                         CURRENT CHARGES*                                                     GUARANTEED CHARGES**
                         ----------------                                                     --------------------





                        Premiums
                     Accumulated


      End of               at 5%                       Cash               Net                               Cash               Net
      Policy            Interest   Account        Surrender             Death           Account        Surrender             Death
       Year             Per Year     Value            Value           Benefit             Value            Value           Benefit
       ----             --------     -----            -----           -------             -----            -----           -------

        1                 10,500    10,816            9,916            17,020            10,594            9,694            17,020


        2                 11,025    11,701           10,826            17,020            11,242           10,367            17,020


        3                 11,576    12,661           11,811            17,020            11,956           11,106            17,020


        4                 12,155    13,702           13,012            17,020            12,749           12,059            17,020


        5                 12,763    14,831           14,256            17,020            13,640           13,065            17,020


        6                 13,401    16,063           15,603            17,020            14,654           14,194            17,020


        7                 14,071    17,440           17,095            18,312            15,825           15,480            17,020


        8                 14,775    18,932           18,702            19,879            17,169           16,939            18,028


        9                 15,513    20,548           20,433            21,575            18,632           18,517            19,563


        10                16,289    22,295           22,295            23,410            20,213           20,213            21,224





        15                20,789    34,741           34,741            36,478            31,448           31,448            33,021


        20                26,533    54,121           54,121            56,827            48,265           48,265            50,678


        25                33,864    84,909           84,909            85,758            75,002           75,002            75,752


        30                43,219   133,492          133,492           134,827           117,392          117,392           118,566

    *    These values reflect investment results using current cost of insurance rates.


    **  These values reflect investment results using guaranteed cost of insurance rates.



     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                 Cova Financial Services Life Insurance Company


                 Modified Single Premium Variable Life Insurance


                            Hypothetical Illustration





                                Joint Life Option


          Male, Issue Age 65, Female, Issue Age 65, Standard Rate Class


                  $10,000 Single Premium Face Amount of $28,020





           Assuming Hypothetical Gross Annual Investment return of 0%











                         CURRENT CHARGES*                                                     GUARANTEED CHARGES**
                         ----------------                                                     --------------------





                        Premiums
                     Accumulated


      End of               at 5%                     Cash               Net                               Cash               Net
      Policy            Interest Account        Surrender             Death           Account        Surrender             Death
       Year             Per Year   Value            Value           Benefit             Value            Value           Benefit
       ----             --------   -----            -----           -------             -----            -----           -------

        1                 10,500   9,710            8,838            28,020             9,710            8,838            28,020


        2                 11,025   9,410            8,591            28,020             9,410            8,591            28,020


        3                 11,576   9,114            8,346            28,020             9,097            8,330            28,020


        4                 12,155   8,827            8,225            28,020             8,766            8,169            28,020


        5                 12,763   8,548            8,064            28,020             8,413            7,937            28,020


        6                 13,401   8,277            7,903            28,020             8,032            7,670            28,020


        7                 14,071   8,014            7,743            28,020             7,614            7,359            28,020


        8                 14,775   7,758            7,584            28,020             7,149            6,990            28,020


        9                 15,513   7,509            7,425            28,020             6,622            6,549            28,020


        10                16,289   7,267            7,267            28,020             6,018            6,018            28,020





        15                20,789   6,411            6,411            28,020             1,256            1,256            28,020


        20                26,533   5,640            5,640            28,020                 0                0                 0


        25                33,864   4,944            4,944            28,020                 0                0                 0


        30                43,219   4,316            4,316            28,020                 0                0                 0

    *    These values reflect investment results using current cost of insurance rates.


    **  These values reflect investment results using guaranteed cost of insurance rates.


     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.








                 Cova Financial Services Life Insurance Company


                 Modified Single Premium Variable Life Insurance


                            Hypothetical Illustration





                                Joint Life Option


          Male, Issue Age 65, Female, Issue Age 65, Standard Rate Class


                  $10,000 Single Premium Face Amount of $28,020





           Assuming Hypothetical Gross Annual Investment return of 6%











                         CURRENT CHARGES*                                                     GUARANTEED CHARGES**
                         ----------------                                                     --------------------





                        Premiums
                     Accumulated


      End of               at 5%                       Cash               Net                               Cash               Net
      Policy            Interest   Account        Surrender             Death           Account        Surrender             Death
       Year             Per Year     Value            Value           Benefit             Value            Value           Benefit
       ----             --------     -----            -----           -------             -----            -----           -------



        1                 10,500    10,295            9,395            28,020            10,295            9,395            28,020


        2                 11,025    10,582            9,707            28,020            10,582            9,707            28,020


        3                 11,576    10,871           10,021            28,020            10,860           10,010            28,020


        4                 12,155    11,168           10,478            28,020            11,126           10,436            28,020


        5                 12,763    11,474           10,899            28,020            11,375           10,800            28,020


        6                 13,401    11,789           11,329            28,020            11,603           11,143            28,020


        7                 14,071    12,114           11,769            28,020            11,804           11,459            28,020


        8                 14,775    12,449           12,219            28,020            11,970           11,740            28,020


        9                 15,513    12,793           12,678            28,020            12,090           11,975            28,020


        10                16,289    13,148           13,148            28,020            12,153           12,153            28,020





        15                20,789    15,711           15,711            28,020            11,678           11,678            28,020


        20                26,533    18,804           18,804            28,020             6,306            6,306            28,020


        25                33,864    22,539           22,539            28,020                 0                0                 0


        30                43,219    27,047           27,047            28,020                 0                0                 0

    *    These values reflect investment results using current cost of insurance rates.


    **  These values reflect investment results using guaranteed cost of insurance rates.


     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.









                 Cova Financial Services Life Insurance Company


                 Modified Single Premium Variable Life Insurance


                            Hypothetical Illustration





                                Joint Life Option


          Male, Issue Age 65, Female, Issue Age 65, Standard Rate Class


                  $10,000 Single Premium Face Amount of $28,020





           Assuming Hypothetical Gross Annual Investment return of 12%











                         CURRENT CHARGES*                                                     GUARANTEED CHARGES**
                         ----------------                                                     --------------------





                        Premiums
                     Accumulated


      End of               at 5%                       Cash               Net                               Cash               Net
      Policy            Interest   Account        Surrender             Death           Account        Surrender             Death
       Year             Per Year     Value            Value           Benefit             Value            Value           Benefit
       ----             --------     -----            -----           -------             -----            -----           -------


        1                 10,500    10,879            9,979            28,020            10,879            9,979            28,020


        2                 11,025    11,823           10,948            28,020            11,823           10,948            28,020


        3                 11,576    12,838           11,988            28,020            12,837           11,987            28,020


        4                 12,155    13,943           13,253            28,020            13,926           13,236            28,020


        5                 12,763    15,146           14,571            28,020            15,097           14,522            28,020


        6                 13,401    16,455           15,995            28,020            16,359           15,899            28,020


        7                 14,071    17,880           17,535            28,020            17,721           17,376            28,020


        8                 14,775    19,430           19,200            28,020            19,195           18,965            28,020


        9                 15,513    21,118           21,003            28,020            20,796           20,681            28,020


        10                16,289    22,955           22,955            28,020            22,544           22,544            28,020





        15                20,789    36,451           36,451            38,273            35,720           35,720            37,506


        20                26,533    57,842           57,842            60,735            56,427           56,427            59,248


        25                33,864    91,958           91,958            96,556            87,775           87,775            92,164


        30                43,219   146,202          146,202           147,664           136,908          136,908           138,278

    *    These values reflect investment results using current cost of insurance rates.


    **  These values reflect investment results using guaranteed cost of insurance rates.


     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.













                                 APPENDIX B

                    PARTICIPATING INVESTMENT PORTFOLIOS

Below are the investment objectives and strategies of each investment portfolio available under the Contract. The fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

AIM VARIABLE INSURANCE FUNDS:
AIM Variable Insurance Funds is a mutual fund with multiple portfolios. A I M Advisors, Inc. is the investment adviser to each portfolio.
The following portfolios are available under the contract:

     AIM V.I. CAPITAL APPRECIATION FUND

Investment Objective: The Fund's investment objective is growth of capital through investment in common stocks, with emphasis on medium- and small-sized companies. The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

     AIM V.I. VALUE FUND

Investment Objective: The Fund's investment objective is to achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

     AIM V.I. INTERNATIONAL EQUITY FUND

Investment Objective: The Fund's investment objective is to achieve long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

COVA SERIES TRUST:
Cova Series Trust is managed by Cova Investment Advisory Corporation (Cova Advisory), which is an affiliate of Cova. Cova Series Trust is a mutual fund with multiple portfolios. Cova Advisory has engaged sub-advisers to provide investment advice for the individual investment portfolios. The following portfolios are available under the contract:

PORTFOLIOS MANAGED BY J. P. MORGAN INVESTMENT MANAGEMENT INC.:

     INTERNATIONAL EQUITY PORTFOLIO

Investment Objective: The International Equity Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign corporations.

     LARGE CAP STOCK PORTFOLIO

Investment Objective: The Large Cap Stock Portfolio seeks to provide long-term growth of capital and income.

     QUALITY BOND PORTFOLIO

Investment Objective: The Quality Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.

     SELECT EQUITY PORTFOLIO

Investment Objective: The Select Equity Portfolio seeks to provide long-term growth of capital and income.

     SMALL CAP STOCK PORTFOLIO

Investment Objective: The Small Cap Stock Portfolio seeks to provide a high total return from a portfolio of equity securities of small companies.

PORTFOLIOS MANAGED BY LORD, ABBETT & CO.:

     BOND DEBENTURE PORTFOLIO

Investment Objective: The Bond Debenture Portfolio seeks to provide high current income and the opportunity for capital appreciation to produce a high total return.

     DEVELOPING GROWTH PORTFOLIO

Investment Objective: The Developing Growth Portfolio seeks long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

     LARGE CAP RESEARCH PORTFOLIO

Investment Objective: The Large Cap Research Portfolio seeks growth of capital and growth of income consistent with reasonable risk.

     LORD ABBETT GROWTH AND INCOME PORTFOLIO

Investment Objective: The Lord Abbett Growth and Income Portfolio seeks to achieve long-term growth of capital and income without excessive fluctuation in market value.

     MID-CAP VALUE PORTFOLIO

Investment Objective: The Mid-Cap Value Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, CLASS 1 SHARES:

Franklin Templeton Variable Insurance Products Trust is a mutual fund with multiple portfolios. Effective May 1, 2000, the portfolios of Templeton Variable Products Series Fund were merged into similar portfolios of Franklin Templeton Variable Insurance Products Trust. Each portfolio has two classes of shares:
Class 1 and Class 2. The portfolios available in connection with your contract are Class 1 shares. Franklin Advisers, Inc. is the investment adviser for the Franklin Large Cap Growth Securities Fund, the Franklin Small Cap Fund and the Templeton Global Income Securities Fund. Templeton Investment Counsel, Inc. is the investment adviser for the Templeton International Securities Fund. Templeton Global Advisors Limited is the investment adviser for the Templeton Growth Securities Fund. The following portfolios are available under the contract:

     FRANKLIN LARGE CAP GROWTH SECURITIES FUND (the surviving fund of the merger with Franklin Large Cap Growth Investments Fund)

Investment Objective and Principal Investments: The Fund's investment goal is capital appreciation. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of large cap growth companies that are expected to have revenue growth in excess of the as a whole either through above-average industry expansion or market share gains.

     FRANKLIN SMALL CAP FUND (the surviving fund of the merger with Franklin Small Cap Investments Fund)

Investment Objective and Principal Investments: The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of U.S. small capitalization (small cap) growth companies.

     TEMPLETON GLOBAL INCOME SECURITIES FUND (the surviving fund of the merger with Templeton Bond Fund)

Investment Objective and Principal Investments: The Fund's investment goal is high current income. Capital appreciation is a secondary consideration. Under normal market conditions, the Fund will invest at least 65% of its total assets in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets.

     TEMPLETON INTERNATIONAL SECURITIES FUND (formerly Templeton International
          Fund)

Investment Objective and Principal Investments: The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including in emerging markets.

     TEMPLETON GROWTH SECURITIES FUND (the surviving fund of the merger with Templeton Stock Fund)

Investment Objective and Principal Investments: The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies located anywhere in the world, including in the U.S. and emerging markets.


GENERAL AMERICAN CAPITAL COMPANY
General American Capital Company is a mutual fund with multiple portfolios. Each portfolio is managed by Conning Asset Management Company. The following portfolio is available under the contract:

     MONEY MARKET FUND

Investment Objective: The Money Market Fund's investment objective is to provide investors with current income while preserving capital and maintaining liquidity. The Fund seeks to achieve this objective by investing primarily in high-quality, short-term money market instruments. The Fund purchases securities that meet the quality, maturity, and diversification requirements applicable to money market funds.


                                     PART II

                           UNDERTAKING TO FILE REPORTS

     a. Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority confined in that section.

     b. Pursuant to Investment Company Act Section 26(e), Cova Financial Services Life Insurance Company ("Company") hereby represents that the fees and charges deducted under the Policy described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                 INDEMNIFICATION

The Bylaws of the Company (Article IV, Section 1) provide that:

Each person who is or was a director, officer or employee of the corporation or is or was serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the corporation as of right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expenses (including attorney's fees) asseted or out of his status as a director, officer or employee of the corporation or if serving at the request of the corporation, as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling person of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



                       CONTENTS OF REGISTRATION STATEMENT

The Registration Statement comprises the papers and documents:

     The  facing  sheet

     The  Prospectus  consisting  of __  pages.

     Undertakings  to  file  reports.

     The  signatures.

     The  following  exhibits.

A. Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2.

     1.   Resolution of the Board of Directors of the Company*
     2.   Not Applicable
     3.a. Principal Underwriter's Agreement*
     3.b. Selling Agreement**
     3.c. Schedules of Commissions**
     4.   Not Applicable
     5.   Modified Single Premium Variable Life Insurance Policy*
     6.a. Articles of Incorporation of the Company*
     6.b. Bylaws of the Company*
     7.   Not Applicable
     8.   Not Applicable
     9.a. Form of Fund Participation Agreement by and among AIM Variable
          Insurance Funds, Inc., A I M Distributors, Inc., Cova Financial Services life Insurance Company, on behalf of itself and its Separate Accounts, and Cova Life Sales Company***
     9.b. Form of Participation Agreement among Templeton Variable Products
          Series Fund, Franklin Templeton Distributors, Inc. and Cova Financial Services Life Insurance Company+
     10.  Application Form*
     11.  Powers of Attorney*

B.   Opinion and Consent of Counsel

C.   Consent of Actuary

D.   Consent of Independent Auditors

   * incorporated by reference to Registrant's Form S-6 (File No. 333-17963) electronically filed on December 16, 1996.

 ** incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to
    Form S-6 (File No. 333-17963) electronically filed on March 24, 1997.

*** incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-34741 and 811-5200) as electronically filed on January 26, 1998.

+incorporated by reference to Post-Effective Amendment No. 3 to Form S-6 electronically filed on April 29, 1999.


                                   SIGNATURES

As required by the Securities Act of 1933, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Oakbrook Terrace and State of Illinois on this 28th day of April, 2000.

                                      COVA  VARIABLE  LIFE  ACCOUNT  ONE

                                      Registrant

                                 By:  COVA  FINANCIAL  SERVICES  LIFE
                                      INSURANCE  COMPANY

                                 By: /s/BERNARD J. SPAULDING
                                    ______________________________
                                      Senior Vice President, General Counsel
                                      and Secretary


                                      COVA  FINANCIAL  SERVICES  LIFE
                                      INSURANCE  COMPANY

Attest:

/s/PETER L. WITKEWIZ                   /s/MARK E. REYNOLDS
________________________               ______________________________
(Name)                                  Executive Vice President


Controller
________________________________
Title


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                                         Chairman of the Board and
----------------------                   Director                                      -------
Richard A. Liddy                                                                         Date


/s/LORRY J. STENSRUD                     President and Director                       4-28-00
------------------                                                                     -------
Lorry J. Stensrud                                                                        Date


J. Robert Hopson*                        Director                                     4-28-00
-----------------                                                                      -------
J. Robert Hopson                                                                         Date

William C. Mair*                         Director                                     4-28-00
-----------------------                                                                -------
William C. Mair                                                                          Date

E. Thomas Hughes, Jr.*                                                                4-28-00
----------------------                   Treasurer and Director                        -------
E. Thomas Hughes, Jr.                                                                    Date

Matthew P. McCauley*                     Director                                      4-28-00
----------------------                                                                 -------
Matthew P. McCauley                                                                      Date

John W. Barber*                          Director                                      4-28-00
----------------------                                                                 -------
John W. Barber                                                                           Date

/s/MARK E. REYNOLDS                      Director                                      4-28-00
---------------------                                                                  -------
Mark E. Reynolds                                                                         Date


/s/J. TERRI TANAKA                                                                     4-28-00
---------------------                    Director                                      --------
J. Terri Tanaka                                                                          Date

/s/PETER L. WITKEWIZ                                                                   4-28-00
----------------------                   Controller                                    --------
Peter L. Witkewiz                                                                        Date



                                  *By: /s/LORRY J. STENSRUD
                                       ______________________________________
                                       Lorry J. Stensrud, Attorney-in-Fact



                               INDEX TO EXHIBITS

INDEX NO.                                                                 PAGE


EX-99.B2      Opinion and Consent of Counsel

EX-99.C1.     Consent of Independent Auditors

EX-99.C2.     Consent of Actuary